UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

July 31, 2016

COLUMBIA AMT-FREE OREGON INTERMEDIATE
MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Management Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund) Class A shares returned 4.92% excluding sales charges for the 12-month period that ended July 31, 2016. Class Z shares of the Fund returned 5.18% for the same 12-month period.

■  The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 6.11% during the same time period.

■  The Fund underperformed its benchmark due in part to its shorter average maturity and higher average credit quality

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		4.92	3.55	3.81
Including sales charges		1.75	2.92	3.49
Class B	11/01/02
Excluding sales charges		4.13	2.79	3.05
Including sales charges		1.13	2.79	3.05
Class C	10/13/03
Excluding sales charges		4.53	3.13	3.39
Including sales charges		3.53	3.13	3.39
Class R4*	03/19/13	5.18	3.81	4.07
Class R5*	11/08/12	5.24	3.84	4.09
Class Z	07/02/84	5.18	3.80	4.07
Barclays 3-15 Year Blend Municipal Bond Index		6.11	4.42	4.92

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Effective August 24, 2016, the Barclays 3-15 Year Blend Municipal Bond Index was rebranded as the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Oregon Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at July 31, 2016)
AAA rating	2.6
AA rating	61.0
A rating	22.7
BBB rating	7.0
C rating	1.5
Not rated	5.2
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

The Fund's Class A shares returned 4.92% excluding sales charges during the 12-month period that ended July 31, 2016. Class Z shares of the Fund returned 5.18% for the same time period. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 6.11% during the 12-month period. The Fund underperformed its benchmark due in part to its shorter average maturity and higher average credit quality.

Market Overview

The U.S. municipal bond market produced a gain during the 12 months ended July 31, 2016. The combination of low-single-digit economic growth and investor confidence in the U.S. Federal Reserve's (the Fed's) ability to maintain its low-rate policy led to a meaningful decline in yields (and a corresponding rise in prices). Municipals outperformed U.S. Treasuries, thanks in part to a highly favorable balance of supply and demand in the market. Mutual fund cash flows provided a steady source of demand, with positive inflows for 40 consecutive weeks as of the close of the period. During that interval alone, inflows into municipal bond funds totaled over $40 billion. Insurance companies and banks were active buyers as well. Supply was also robust, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. We expect refunding activity can continue at a solid pace given the current low level of interest rates. However, municipalities remain reluctant to commit to new long-term capital projects due to the continued slow growth of the U.S. economy, which has helped cap new-issue supply.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided the performance of municipal securities. Long-term securities generally produced higher returns than shorter term issues, leading to a flattening of the yield curve. Lower quality bonds outpaced their higher quality counterparts, as investors' hearty appetite for risk fueled a reach for yield.

Impressive Growth for Oregon's Economy

Oregon continued to demonstrate healthy growth trends that were superior to those of the United States as a whole. The state was helped by the combination of rising population growth, an unemployment rate that was below both the regional and national averages, and the presence of a vigorous technology industry. These developments, in turn, fueled strength in the consumer and housing industries. Home prices rose more rapidly than they did at the national level, due in part to the state's growing population. These favorable trends, in turn, fed through to improving credit fundamentals and positive performance for Oregon's municipal bond market. The state had no significant credit events during the period, which was an additional positive.

Annual Report 2016
4

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

The strongest contribution to Fund performance came from its investments in longer term, zero-coupon bonds with 12- to 17-year maturities. Since zero-coupon issues typically have higher durations (greater interest-rate sensitivity) than coupon bonds, they gained an outsized benefit from the overall strength in the market. Positions in the transportation and electric revenue sectors generated above-benchmark results, as well. Local general obligation issues, which tend to have longer maturities, also outperformed. The Fund's investments in the debt of continuing-care retirement communities (CCRCs) added further value, and we continued to see an opportunity in the sector on the belief that the aging U.S. population represents a source of long-term demand. The hospital sector — where the Fund had an overweight position — performed in-line with the market during the past 12 months, but the sector has been a strong performer over the longer term.

The Fund had an overweight position in pre-refunded bonds due to the heavy refinancing activity in the market. Since these issues generally have shorter maturities, this aspect of our positioning detracted from performance. The Fund had an above-average weighting in issues with maturities less than the benchmark (zero to two years) overall, which was a drag on results at a time in which longer term bonds outperformed.

Lower quality debt delivered the best results due to the elevated demand for higher yielding investments, with bonds rated A and BBB outpacing those rated AAA and A. Much of the issuance in Oregon over the past year was in higher quality bonds, such as Qualified School Construction Bonds with AA ratings, so the opportunities in lower rated debt were limited. The Fund therefore had less exposure to the lower quality credit tiers than the benchmark, which was a headwind for relative performance.

Fund Positioning

We identified value in lower coupon issues, such as those in the 4% to 4.5% range. Spreads for these bonds were wider early in the period, and we took advantage of the opportunity to add to this segment in order to pick up added yield and diversify the portfolio's coupon structure. (Diversification does not assure a profit or protect against loss.) We also added to the CCRC and utilities sectors, as well as several higher quality issues. Although we saw more value in the A and BBB rating tiers, the opportunities in this space were limited in Oregon's market. In terms of our duration strategy, we sought to stay neutral versus the benchmark by decreasing the Fund's exposure to short maturities and adding issues in the 12- to 17-year range.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.70	1,020.59	4.32	4.32	0.86
Class B	1,000.00	1,000.00	1,017.70	1,016.81	8.13	8.12	1.62
Class C	1,000.00	1,000.00	1,019.20	1,018.35	6.58	6.57	1.31
Class R4	1,000.00	1,000.00	1,022.00	1,021.83	3.07	3.07	0.61
Class R5	1,000.00	1,000.00	1,023.10	1,022.13	2.77	2.77	0.55
Class Z	1,000.00	1,000.00	1,022.00	1,021.83	3.07	3.07	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 2.9%
Port of Portland Refunding Revenue Bonds Portland International Airport Series 2015-23 07/01/28	5.000%	1,240,000	1,567,459
07/01/31	5.000%	1,750,000	2,177,035
07/01/32	5.000%	2,000,000	2,476,960
Revenue Bonds Passenger Facility Charge Series 2011 07/01/27	5.500%	6,635,000	7,839,584
Total			14,061,038
HIGHER EDUCATION 4.6%
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Project Series 2014 05/01/34	5.250%	1,000,000	1,156,980
Series 2015 05/01/30	5.000%	550,000	662,624
Oregon Health & Science University Revenue Bonds Series 2012A 07/01/18	5.000%	1,000,000	1,080,150
Series 2012E 07/01/32	5.000%	7,000,000	8,352,680
Oregon Health & Science University(a) Revenue Bonds Capital Appreciation-Independent School District Series 1996A (NPFGC) 07/01/21	0.000%	9,000,000	7,925,310
Oregon State Facilities Authority Refunding Revenue Bonds University Portland Series 2015A 04/01/31	5.000%	530,000	638,671
University of Portland Series 2015A 04/01/30	5.000%	500,000	605,030
Revenue Bonds Linfield College Project Series 2015A 10/01/24	5.000%	1,390,000	1,679,606
Total			22,101,051
HOSPITAL 10.7%
Astoria Hospital Facilities Authority Refunding Revenue Bonds Columbia Memorial Hospital Series 2012 08/01/17	4.000%	810,000	829,699

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
08/01/18	4.000%	745,000	780,075
08/01/19	4.000%	855,000	913,285
08/01/20	4.000%	915,000	994,486
08/01/21	4.000%	725,000	798,580
08/01/26	5.000%	1,200,000	1,374,492
08/01/27	5.000%	1,260,000	1,436,350
08/01/31	5.000%	2,860,000	3,217,357
Hospital Facilities Authority of Multnomah County Revenue Bonds Adventist Health West Series 2009A 09/01/21	5.000%	3,685,000	4,150,563
Klamath Falls Intercommunity Hospital Authority Refunding Revenue Bonds Sky Lakes Medical Center Project Series 2012 09/01/18	5.000%	1,195,000	1,296,671
09/01/19	5.000%	1,255,000	1,408,524
09/01/22	5.000%	500,000	601,570
Series 2016 09/01/28	5.000%	265,000	331,075
09/01/30	5.000%	430,000	532,684
09/01/31	5.000%	200,000	246,748
09/01/32	5.000%	270,000	332,022
Oregon Health & Science University Refunding Revenue Bonds Series 2016B 07/01/34	5.000%	4,000,000	5,009,600
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Project Series 2011A 05/01/20	5.250%	5,000,000	5,795,300
PeaceHealth Project Series 2009A 11/01/17	5.000%	4,450,000	4,689,677
11/01/19	5.000%	3,695,000	4,184,994
Series 2014A 11/15/29	5.000%	1,600,000	1,956,416
Samaritan Health Services Series 2010A 10/01/22	5.000%	3,450,000	3,895,809
Salem Hospital Facility Authority Revenue Bonds Salem Hospital Project Series 2006A 08/15/27	5.000%	3,500,000	3,510,430
Series 2008A 08/15/18	5.250%	2,500,000	2,717,150
Total			51,003,557

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
INDEPENDENT POWER 1.3%
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	3,235,000	3,253,925
01/01/21	5.000%	3,000,000	3,026,160
Total			6,280,085
INVESTOR OWNED 0.9%
Port of Morrow Refunding Revenue Bonds Portland General Electric Series 1998A 05/01/33	5.000%	3,750,000	4,305,675
LOCAL GENERAL OBLIGATION 32.4%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis Unlimited General Obligation Refunding Bonds Series 2007 (AGM) 06/15/20	5.000%	5,000,000	5,785,050
Blue Mountain Community College District Unlimited General Obligation Bonds Series 2015 06/15/29	4.000%	1,000,000	1,155,850
Boardman Park & Recreation District Unlimited General Obligation Bonds Series 2015 06/15/35	5.250%	3,400,000	3,886,812
Canyonville South Umpqua Rural Fire Protection District Unlimited General Obligation Bonds Series 2001 07/01/31	5.400%	610,000	610,982
Central Oregon Community College Limited General Obligation Bonds Series 2014 06/01/29	5.000%	500,000	612,110
Unlimited General Obligation Bonds Series 2010 06/15/24	4.750%	2,580,000	2,962,330
Chemeketa Community College District Unlimited General Obligation Refunding Bonds Series 2015 06/15/26	4.000%	1,745,000	2,073,409
Chemeketa Community College Unlimited General Obligation Refunding Bonds Series 2014 06/15/26	5.000%	1,100,000	1,379,807

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Hillsboro Limited General Obligation Refunding Bonds Series 2012 06/01/25	4.000%	1,875,000	2,138,250
City of Lebanon Unlimited General Obligation Refunding Bonds Series 2015 06/01/26	5.000%	1,675,000	2,117,820
06/01/27	5.000%	1,715,000	2,161,054
City of Madras Unlimited General Obligation Refunding Bonds Series 2013 02/15/24	4.000%	745,000	833,610
02/15/27	4.500%	500,000	566,435
City of Portland Limited General Obligation Bonds Limited Tax Sellwood Bridge Project Series 2014 06/01/24	5.000%	1,985,000	2,521,188
Limited Tax General Obligation Refunding Bonds Series 2011A 06/01/23	5.000%	6,140,000	7,295,978
Unlimited General Obligation Refunding Bonds Public Safety Projects and Emergency Facilities Series 2014 06/15/24	5.000%	1,885,000	2,409,426
City of Portland(a) Limited Tax General Obligation Bonds Series 2001B 06/01/18	0.000%	4,000,000	3,935,440
06/01/19	0.000%	4,000,000	3,886,840
06/01/20	0.000%	4,000,000	3,823,080
City of Redmond Limited General Obligation Bonds Series 2014A 06/01/27	5.000%	685,000	841,817
City of Salem Limited General Obligation Bonds Series 2009 06/01/26	5.000%	3,315,000	3,695,164
Unlimited General Obligation Bonds Series 2009 06/01/19	5.000%	2,025,000	2,267,696
06/01/20	5.000%	880,000	985,556
City of Sisters Limited General Obligation Refunding Bonds Series 2016 12/01/35	4.000%	620,000	700,321
Clackamas County School District No. 108 Estacada Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/25	5.500%	2,485,000	3,338,573

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas County School District No. 12 North Clackamas Unlimited General Obligation Refunding Bonds Series 2014 06/15/29	5.000%	1,500,000	1,859,865
Unlimited General Obligation Refunding Notes Series 2016 06/15/32	4.000%	2,000,000	2,312,240
Clackamas County School District No. 46 Oregon Trail Unlimited General Obligation Bonds Series 2009A 06/15/25	5.000%	4,350,000	4,873,783
06/15/26	5.000%	3,000,000	3,355,740
Clackamas County School District No. 62 Limited General Obligation Refunding Bonds Series 2014 06/01/34	5.000%	1,770,000	2,146,284
Columbia Gorge Community College District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	3.000%	810,000	844,109
06/15/19	2.500%	1,010,000	1,059,389
County of Lane Limited General Obligation Bonds Series 2009A 11/01/24	5.000%	1,000,000	1,142,790
11/01/25	5.000%	1,140,000	1,299,543
Deschutes & Jefferson Counties School District No. 2J Redmond Unlimited General Obligation Bonds Series 2004B (NPFGC)(a) 06/15/22	0.000%	2,335,000	2,156,092
Jackson County School District No. 549C Medford Unlimited General Obligation Refunding Bonds Series 2015 12/15/23	5.000%	1,000,000	1,262,240
Jackson County School District No. 9 Eagle Point Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/20	5.500%	1,000,000	1,174,020
06/15/21	5.500%	1,410,000	1,707,214
Jefferson County School District No. 509J Unlimited General Obligation Bonds Madras Series 2013B 06/15/28	5.000%	2,095,000	2,564,908
Josephine County School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/15/16	5.000%	1,000,000	1,017,170
Klamath Falls City Schools Unlimited General Obligation Refunding Bonds Series 2015A 06/15/28	4.000%	500,000	584,630

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lane & Douglas Counties School District No. 45J3 Unlimited General Obligation Refunding Bonds South Lane Series 2012 06/15/20	3.000%	1,000,000	1,081,320
06/15/21	3.000%	1,610,000	1,763,626
Lane & Douglas Counties School District No. 45J3(a)(b) Unlimited General Obligation Bonds Deferred Interest Series 2016A 06/15/34	0.000%	1,000,000	573,520
06/15/36	0.000%	1,000,000	526,500
Lane Community College Unlimited General Obligation Bonds Series 2009 06/15/17	4.250%	2,195,000	2,268,094
06/15/18	4.250%	2,000,000	2,138,540
Series 2012 06/15/23	5.000%	1,000,000	1,224,520
Lane County School District No. 1 Pleasant Hill Unlimited General Obligation Bonds Series 2014B(a) 06/15/29	0.000%	1,775,000	1,324,345
Lane County School District No. 19 Springfield Unlimited General Obligation Bonds Series 2015A 06/15/31	5.000%	2,000,000	2,491,320
Lane County School District No. 19 Springfield(a) Unlimited General Obligation Bonds Series 2015B 06/15/33	0.000%	3,770,000	2,376,985
Unlimited General Obligation Refunding Bonds Series 2015D 06/15/24	0.000%	2,305,000	1,986,403
06/15/28	0.000%	1,480,000	1,107,913
Marion & Clackamas Counties School District No. 4J Silver Falls Unlimited General Obligation Refunding Bonds Series 2013 06/15/21	4.000%	2,785,000	3,175,903
Multnomah County School District No. 7 Reynolds Unlimited General Obligation Bonds Deferred Interest Series 2015B(a) 06/15/30	0.000%	4,000,000	2,589,920
Pacific Communities Health District Unlimited General Obligation Bonds Series 2016 06/01/31	5.000%	775,000	972,253
06/01/32	5.000%	845,000	1,057,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Polk Marion & Benton Counties School District No. 13J Central Unlimited General Obligation Refunding Bonds Series 2015 02/01/27	4.000%	750,000	877,328
02/01/28	4.000%	1,000,000	1,159,810
Rogue Community College District Unlimited General Obligation Bonds Series 2016B 06/15/31	4.000%	330,000	383,427
06/15/32	4.000%	455,000	525,598
Umatilla County School District No. 16R Pendleton Unlimited General Obligation Bonds Series 2014A 06/15/30	5.000%	1,110,000	1,370,695
06/15/31	5.000%	2,890,000	3,554,440
Umatilla County School District No. 8R Hermiston Unlimited General Obligation Bonds Series 2010 06/15/29	4.500%	2,360,000	2,622,125
Union County School District No. 1 La Grande Unlimited General Obligation Bonds Series 2015 06/15/30	4.000%	1,000,000	1,141,830
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/19	5.000%	850,000	952,697
06/15/21	5.000%	6,575,000	7,813,204
Washington & Multnomah Counties School District No. 48J Beaverton Limited General Obligation Refunding Notes Series 2016 06/01/30	4.000%	860,000	1,003,715
Unlimited General Obligation Bonds Series 2014 06/15/33	5.000%	4,000,000	4,886,840
Unlimited General Obligation Refunding Bonds Series 2012-B 06/15/23	4.000%	4,090,000	4,741,701
Washington County School District No. 1 West Union Unlimited General Obligation Refunding Bonds Hillsboro Series 2012 06/15/20	4.000%	1,400,000	1,569,400
Washington County School District No. 15 Forest Grove Unlimited General Obligation Bonds Series 2012A 06/15/24	5.000%	1,780,000	2,170,034
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/21	5.500%	1,000,000	1,214,170

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Yamhill County School District No. 40 McMinnville Unlimited General Obligation Bonds Series 2016(b) 06/15/28	4.000%	1,000,000	1,182,390
Total			155,172,690
MULTI-FAMILY 1.9%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	3,915,000	3,971,376
City of Portland Revenue Bonds Headwaters Apartments Project Series 2005A 04/01/25	5.000%	1,440,000	1,471,766
Oregon State Facilities Authority Refunding Revenue Bonds College Housing Northwest Projects Series 2013A 10/01/18	4.000%	740,000	770,806
10/01/19	4.000%	780,000	823,758
10/01/20	4.000%	810,000	863,800
10/01/22	4.000%	875,000	946,488
Total			8,847,994
MUNICIPAL POWER 1.8%
Central Lincoln People's Utility District JATC, Inc. Revenue Bonds Series 2016 12/01/33	5.000%	350,000	430,654
12/01/34	5.000%	400,000	490,288
12/01/35	5.000%	410,000	500,618
12/01/36	5.000%	440,000	535,190
City of Eugene Electric Utility System Refunding Revenue Bonds Series 2011A 08/01/28	5.000%	2,200,000	2,570,480
08/01/29	5.000%	3,410,000	3,973,502
Total			8,500,732
PORTS 1.5%
Port of Morrow Limited General Obligation Bonds Series 2013 06/01/22	4.000%	425,000	441,078
06/01/23	4.000%	440,000	455,114
06/01/24	4.000%	460,000	475,005
06/01/25	4.000%	480,000	494,170
06/01/26	4.000%	500,000	513,725
06/01/27	4.000%	515,000	528,740
06/01/28	4.000%	250,000	256,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Limited General Obligation Refunding Bonds Series 2016 12/01/27	5.000%	615,000	731,315
12/01/28	5.000%	645,000	763,300
12/01/29	5.000%	340,000	401,152
12/01/30	5.000%	335,000	394,710
12/01/31	5.000%	375,000	440,280
12/01/36	5.000%	1,160,000	1,344,382
Total			7,239,296
PREP SCHOOL 0.2%
Oregon State Facilities Authority(c) Revenue Bonds Redmond Proficiency Academy Project Series 2015 06/15/25	4.750%	200,000	207,772
06/15/35	5.500%	540,000	563,463
Total			771,235
REFUNDED / ESCROWED 14.6%
City of Portland Prerefunded 04/01/18 Revenue Bonds Broadway Project LLC Series 2008A 04/01/23	6.250%	3,250,000	3,630,250
Clackamas & Washington Counties School District No. 3 Prerefunded 06/15/19 Unlimited General Obligation Bonds West Linn-Wilsonville Series 2009 06/15/24	5.000%	4,150,000	4,657,918
Clackamas County School District No. 12 North Clackamas Prerefunded 06/15/17 Unlimited General Obligation Bonds Series 2007B (AGM) 06/15/22	5.000%	4,000,000	4,157,440
Columbia Multnomah & Washington Counties School District No. 1J Prerefunded 06/15/19 Unlimited General Obligation Bonds Scappoose School District 1J Series 2009 06/15/23	5.000%	1,000,000	1,123,000
06/15/24	5.000%	1,165,000	1,308,295
06/15/25	5.000%	1,275,000	1,431,825
Deschutes County Administrative School District No. 1 Bend-La Pine Prerefunded 06/15/17 Unlimited General Obligation Bonds Series 2007 (NPFGC) 06/15/20	4.500%	5,000,000	5,174,950
Deschutes County Hospital Facilities Authority Prerefunded 01/01/19 Revenue Bonds Cascade Health Services, Inc. Series 2008 01/01/23	7.375%	2,000,000	2,323,220

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital Facilities Authority of Multnomah County Prerefunded 12/01/16 Revenue Bonds Terwilliger Plaza Project Series 2006A 12/01/26	5.250%	1,400,000	1,422,694
Jackson County School District No. 549C Medford Prerefunded 06/15/18 Unlimited General Obligation Bonds Series 2008 06/15/27	4.625%	1,500,000	1,612,950
06/15/28	4.625%	1,660,000	1,784,998
Oregon State Lottery Prerefunded 04/01/18 Revenue Bonds Series 2008A 04/01/24	5.000%	3,130,000	3,359,335
Prerefunded 04/01/19 Revenue Bonds Series 2009A 04/01/21	5.000%	2,500,000	2,785,500
04/01/27	5.000%	4,000,000	4,456,800
Puerto Rico Public Finance Corp. Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity(d) 08/01/26	6.000%	5,000,000	6,843,100
State of Oregon Department of Administrative Services Prerefunded 05/01/19 Certificate of Participation Series 2009A 05/01/23	5.000%	3,100,000	3,461,646
State of Oregon Department of Transportation Prerefunded 05/15/19 Revenue Bonds Senior Lien Series 2009A 11/15/27	4.750%	7,000,000	7,789,390
Tri-County Metropolitan Transportation District of Oregon Prerefunded 09/01/19 Revenue Bonds Series 2009A 09/01/21	4.250%	1,815,000	2,011,728
Virgin Islands Public Finance Authority Prerefunded 10/01/18 Revenue Bonds Series 1989A(d) 10/01/18	7.300%	480,000	516,024
Washington Clackamas & Yamhill Counties School District No. 88J Prerefunded 06/15/17 Unlimited General Obligation Bonds Sherwood Series 2007B (NPFGC) 06/15/23	4.500%	8,125,000	8,409,294
Washington County School District No. 1 West Union Prerefunded 06/15/17 Unlimited General Obligation Bonds Capital Appreciation-Hillsboro Series 2006 (NPFGC)(a) 06/15/25	0.000%	2,565,000	1,774,724
Total			70,035,081

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 2.7%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/34	5.125%	4,000,000	4,467,360
Terwilliger Plaza, Inc. Series 2012 12/01/20	5.000%	1,250,000	1,355,925
12/01/22	5.000%	500,000	568,050
Series 2016 12/01/30	5.000%	325,000	399,610
12/01/36	5.000%	900,000	1,085,625
Medford Hospital Facilities Authority Refunding Revenue Bonds Rogue Valley Manor Series 2013 10/01/22	5.000%	625,000	740,825
10/01/23	5.000%	645,000	775,103
10/01/24	5.000%	455,000	542,665
Polk County Hospital Facility Authority Revenue Bonds Dallas Retirement Village Project Series 2015 07/01/20	3.625%	1,000,000	1,004,000
Series 2015A 07/01/35	5.125%	1,240,000	1,303,364
Yamhill County Hospital Authority Refunding Revenue Bonds Friendsview Retirement Community Series 2016(b) 11/15/26	4.000%	500,000	525,825
Total			12,768,352
SINGLE FAMILY 0.9%
State of Oregon Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2008G 07/01/28	5.200%	405,000	420,350
Series 2010A 07/01/27	5.250%	305,000	321,589
Series 2011A 07/01/25	5.250%	2,370,000	2,632,643
Series 2011B 07/01/28	5.250%	925,000	1,003,033
Total			4,377,615
SPECIAL NON PROPERTY TAX 6.5%
Oregon State Lottery Refunding Revenue Bonds Series 2014B 04/01/27	5.000%	1,750,000	2,180,115
Series 2015D 04/01/27	5.000%	2,500,000	3,172,975

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
04/01/29	5.000%	2,000,000	2,510,800
Revenue Bonds Series 2012B 04/01/18	3.000%	3,600,000	3,748,140
State of Oregon Department of Transportation Refunding Revenue Bonds Series 2015A 11/15/30	5.000%	8,000,000	10,083,520
Territory of Guam Revenue Bonds Series 2011A(d) 01/01/31	5.000%	1,100,000	1,200,111
Tri-County Metropolitan Transportation District of Oregon Refunding Revenue Bonds Senior Lien Series 2016 09/01/31	4.000%	1,000,000	1,175,900
09/01/32	4.000%	1,250,000	1,461,187
Revenue Bonds Series 2009A 09/01/18	4.000%	1,000,000	1,070,750
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(d) 10/01/25	5.000%	4,410,000	4,444,707
Total			31,048,205
SPECIAL PROPERTY TAX 4.4%
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A 06/01/31	5.200%	2,935,000	3,133,876
City of Portland Refunding Tax Allocation Bonds 2nd Lien-Downtown Water Series 2011 06/15/18	5.000%	3,095,000	3,340,557
Senior Lien-Oregon Convention Center Series 2011 06/15/20	5.000%	4,305,000	4,953,936
Series 2015 06/15/24	5.000%	1,480,000	1,709,252
Tax Allocation Bonds Central Eastside Series 2011B 06/15/26	5.000%	1,580,000	1,808,784
06/15/27	5.000%	1,370,000	1,561,512
Lents Town Center Series 2010B 06/15/25	5.000%	1,550,000	1,755,080
06/15/26	5.000%	1,440,000	1,625,890

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001 02/15/21	5.625%	1,100,000	1,102,915
Total			20,991,802
STATE GENERAL OBLIGATION 2.8%
State of Oregon Unlimited General Obligation Bonds Article XI-Q Series 2016F 05/01/32	5.000%	2,405,000	3,070,896
Series 2015F 05/01/30	5.000%	5,565,000	7,068,496
Unlimited General Obligation Notes Higher Education Series 2016C 08/01/33	5.000%	750,000	958,590
Series 2016A 08/01/31	3.500%	500,000	555,245
08/01/32	3.500%	500,000	550,535
State of Oregon(a) Unlimited General Obligation Bonds State Board of Higher Education Series 2001A 08/01/17	0.000%	1,050,000	1,043,448
Total			13,247,210
TRANSPORTATION 1.9%
Tri-County Metropolitan Transportation District of Oregon Revenue Bonds Capital Grant Receipt Series 2011A 10/01/25	5.000%	4,775,000	5,598,449
10/01/27	5.000%	3,000,000	3,484,500
Total			9,082,949
WATER & SEWER 5.2%
City of Albany Limited General Obligation Refunding Bonds Series 2013 08/01/22	4.000%	1,240,000	1,433,279
08/01/23	4.000%	1,290,000	1,510,422
City of Eugene Water Utility System Refunding Revenue Bonds Utility System Series 2016 08/01/31	4.000%	165,000	192,187
08/01/32	4.000%	500,000	578,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Portland Water System Revenue Bonds Series 2014A 05/01/28	4.000%	3,390,000	3,887,008
City of Woodburn Wastewater Refunding Revenue Bonds Series 2011A 03/01/18	3.000%	1,115,000	1,151,316
03/01/19	5.000%	3,490,000	3,843,677
03/01/22	5.000%	4,620,000	5,477,518
Clackamas River Water Revenue Bonds Series 2016 11/01/32	5.000%	200,000	247,422
11/01/33	5.000%	265,000	326,639
11/01/34	5.000%	250,000	307,027
11/01/35	5.000%	225,000	275,319
11/01/36	5.000%	200,000	244,014
Guam Government Waterworks Authority Revenue Bonds Series 2016(d) 07/01/36	5.000%	700,000	818,706
Metropolitan Wastewater Management Commission Refunding Revenue Bonds Series 2016 11/01/25	4.000%	3,900,000	4,738,929
Total			25,031,463
Total Municipal Bonds (Cost: $430,700,099)			464,866,030

Money Market Funds 0.7%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.220%(e)	3,511,470	3,511,470
Total Money Market Funds (Cost: $3,511,470)		3,511,470
Total Investments (Cost: $434,211,569)		468,377,500
Other Assets & Liabilities, Net		10,033,142
Net Assets		478,410,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $771,235 or 0.16% of net assets.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2016, the value of these securities amounted to $13,822,648 or 2.89% of net assets.

(e)  The rate shown is the seven-day current annualized yield at July 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	464,866,030	—	464,866,030
Money Market Funds	3,511,470	—	—	3,511,470
Total Investments	3,511,470	464,866,030	—	468,377,500

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
(identified cost $434,211,569)	$468,377,500
Cash	8,496,797
Receivable for:
Capital shares sold	1,812,800
Interest	3,993,061
Prepaid expenses	4,755
Trustees' deferred compensation plan	49,541
Other assets	1,333
Total assets	482,735,787
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,785,640
Capital shares purchased	340,952
Dividend distributions to shareholders	1,074,048
Management services fees	6,085
Distribution and/or service fees	890
Transfer agent fees	33,365
Chief compliance officer expenses	21
Other expenses	34,603
Trustees' deferred compensation plan	49,541
Total liabilities	4,325,145
Net assets applicable to outstanding capital stock	$478,410,642
Represented by
Paid-in capital	$444,168,516
Undistributed net investment income	246,310
Accumulated net realized loss	(170,115)
Unrealized appreciation (depreciation) on:
Investments	34,165,931
Total — representing net assets applicable to outstanding capital stock	$478,410,642

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$50,750,071
Shares outstanding	3,957,412
Net asset value per share	$12.82
Maximum offering price per share(a)	$13.22
Class B
Net assets	$11,137
Shares outstanding	869
Net asset value per share	$12.82
Class C
Net assets	$28,437,536
Shares outstanding	2,217,310
Net asset value per share	$12.83
Class R4
Net assets	$306,724
Shares outstanding	23,917
Net asset value per share	$12.82
Class R5
Net assets	$24,843,630
Shares outstanding	1,939,993
Net asset value per share	$12.81
Class Z
Net assets	$374,061,544
Shares outstanding	29,167,552
Net asset value per share	$12.82

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends	$2,247
Interest	15,737,243
Total income	15,739,490
Expenses:
Management services fees	2,134,854
Distribution and/or service fees
Class A	110,057
Class B	109
Class C	262,614
Transfer agent fees
Class A	50,139
Class B	14
Class C	29,941
Class R4	244
Class R5	9,949
Class Z	417,553
Compensation of board members	23,443
Custodian fees	4,014
Printing and postage fees	24,999
Registration fees	28,762
Audit fees	25,108
Legal fees	12,931
Chief compliance officer expenses	223
Other	16,239
Total expenses	3,151,193
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(39,812)
Fees waived by Distributor — Class C	(78,724)
Expense reductions	(460)
Total net expenses	3,032,197
Net investment income	12,707,293
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,208,783
Net realized gain	1,208,783
Net change in unrealized appreciation (depreciation) on:
Investments	8,962,475
Net change in unrealized appreciation	8,962,475
Net realized and unrealized gain	10,171,258
Net increase in net assets resulting from operations	$22,878,551

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$12,707,293	$13,070,367
Net realized gain	1,208,783	1,121,220
Net change in unrealized appreciation (depreciation)	8,962,475	(3,560,711)
Net increase in net assets resulting from operations	22,878,551	10,630,876
Distributions to shareholders
Net investment income
Class A	(1,146,789)	(1,077,580)
Class B	(200)	(205)
Class C	(565,570)	(549,434)
Class R4	(6,150)	(3,765)
Class R5	(580,738)	(359,677)
Class Z	(10,465,161)	(11,069,000)
Total distributions to shareholders	(12,764,608)	(13,059,661)
Increase in net assets from capital stock activity	17,108,359	12,947,598
Total increase in net assets	27,222,302	10,518,813
Net assets at beginning of year	451,188,340	440,669,527
Net assets at end of year	$478,410,642	$451,188,340
Undistributed net investment income	$246,310	$303,623

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,215,360	15,446,969	818,404	10,322,599
Distributions reinvested	87,647	1,112,155	82,080	1,037,036
Redemptions	(623,674)	(7,908,027)	(631,296)	(7,977,617)
Net increase	679,333	8,651,097	269,188	3,382,018
Class B shares
Subscriptions	—	—	793	10,001
Distributions reinvested	16	200	16	205
Net increase	16	200	809	10,206
Class C shares
Subscriptions	523,205	6,626,807	328,135	4,153,192
Distributions reinvested	41,001	520,230	39,977	505,125
Redemptions	(328,870)	(4,161,731)	(265,466)	(3,353,173)
Net increase	235,336	2,985,306	102,646	1,305,144
Class R4 shares
Subscriptions	18,306	232,028	8,699	109,999
Distributions reinvested	484	6,150	298	3,765
Redemptions	(5,199)	(66,506)	(4,762)	(60,198)
Net increase	13,591	171,672	4,235	53,566
Class R5 shares
Subscriptions	814,584	10,315,150	973,339	12,239,272
Distributions reinvested	45,778	580,443	28,517	359,374
Redemptions	(414,145)	(5,211,523)	(150,825)	(1,895,620)
Net increase	446,217	5,684,070	851,031	10,703,026
Class Z shares
Subscriptions	2,807,454	35,621,560	2,287,978	28,937,048
Distributions reinvested	602,661	7,643,566	653,490	8,257,559
Redemptions	(3,445,853)	(43,649,112)	(3,153,479)	(39,700,969)
Net decrease	(35,738)	(383,986)	(212,011)	(2,506,362)
Total net increase	1,338,755	17,108,359	1,015,898	12,947,598

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,										Year Ended August 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.54		$12.61		$12.30		$12.95		$12.49		$12.67
Income from investment operations:
Net investment income	0.33		0.34		0.35		0.34		0.34		0.40
Net realized and unrealized gain (loss)	0.28		(0.07)		0.31		(0.65)		0.46		(0.15)
Total from investment operations	0.61		0.27		0.66		(0.31)		0.80		0.25
Less distributions to shareholders:
Net investment income	(0.33)		(0.34)		(0.35)		(0.34)		(0.34)		(0.41)
Net realized gains	—		—		(0.00	)(b)	—		—		(0.02)
Total distributions to shareholders	(0.33)		(0.34)		(0.35)		(0.34)		(0.34)		(0.43)
Net asset value, end of period	$12.82		$12.54		$12.61		$12.30		$12.95		$12.49
Total return	4.92%		2.17%		5.43%		(2.47%)		6.50%		2.07%
Ratios to average net assets(c)
Total gross expenses	0.86%		0.87%		0.86%		0.86%		0.86	%(d)	0.89%
Total net expenses(e)	0.85	%(f)	0.83	%(f)	0.81	%(f)	0.80	%(f)	0.79	%(d)(f)	0.80	%(f)
Net investment income	2.60%		2.71%		2.81%		2.65%		2.92	%(d)	3.28%
Supplemental data
Net assets, end of period (in thousands)	$50,750		$41,121		$37,935		$35,438		$31,484		$24,998
Portfolio turnover	9%		11%		9%		15%		9%		13%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended August 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.54		$12.60		$12.30		$12.95		$12.49		$12.67
Income from investment operations:
Net investment income	0.23		0.25		0.26		0.25		0.26		0.32
Net realized and unrealized gain (loss)	0.28		(0.06)		0.30		(0.66)		0.45		(0.17)
Total from investment operations	0.51		0.19		0.56		(0.41)		0.71		0.15
Less distributions to shareholders:
Net investment income	(0.23)		(0.25)		(0.26)		(0.24)		(0.25)		(0.31)
Net realized gains	—		—		(0.00	)(b)	—		—		(0.02)
Total distributions to shareholders	(0.23)		(0.25)		(0.26)		(0.24)		(0.25)		(0.33)
Net asset value, end of period	$12.82		$12.54		$12.60		$12.30		$12.95		$12.49
Total return	4.13%		1.49%		4.63%		(3.19%)		5.77%		1.30%
Ratios to average net assets(c)
Total gross expenses	1.64%		1.64%		1.60%		1.61%		1.61	%(d)	1.66%
Total net expenses(e)	1.61	%(f)	1.58	%(f)	1.56	%(f)	1.55	%(f)	1.54	%(d)(f)	1.55	%(f)
Net investment income	1.84%		1.96%		2.08%		1.91%		2.22	%(d)	2.57%
Supplemental data
Net assets, end of period (in thousands)	$11		$11		$1		$19		$41		$79
Portfolio turnover	9%		11%		9%		15%		9%		13%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended August 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.54		$12.61		$12.31		$12.95		$12.49		$12.67
Income from investment operations:
Net investment income	0.27		0.29		0.30		0.29		0.29		0.35
Net realized and unrealized gain (loss)	0.29		(0.07)		0.30		(0.64)		0.46		(0.15)
Total from investment operations	0.56		0.22		0.60		(0.35)		0.75		0.20
Less distributions to shareholders:
Net investment income	(0.27)		(0.29)		(0.30)		(0.29)		(0.29)		(0.36)
Net realized gains	—		—		(0.00	)(b)	—		—		(0.02)
Total distributions to shareholders	(0.27)		(0.29)		(0.30)		(0.29)		(0.29)		(0.38)
Net asset value, end of period	$12.83		$12.54		$12.61		$12.31		$12.95		$12.49
Total return	4.53%		1.73%		4.93%		(2.78%)		6.10%		1.65%
Ratios to average net assets(c)
Total gross expenses	1.61%		1.62%		1.61%		1.61%		1.61	%(d)	1.64%
Total net expenses(e)	1.30	%(f)	1.26	%(f)	1.21	%(f)	1.20	%(f)	1.19	%(d)(f)	1.19	%(f)
Net investment income	2.15%		2.27%		2.41%		2.25%		2.51	%(d)	2.88%
Supplemental data
Net assets, end of period (in thousands)	$28,438		$24,863		$23,694		$26,055		$23,812		$18,069
Portfolio turnover	9%		11%		9%		15%		9%		13%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$12.54		$12.60		$12.30		$12.83
Income from investment operations:
Net investment income	0.36		0.37		0.38		0.13
Net realized and unrealized gain (loss)	0.28		(0.06)		0.30		(0.53)
Total from investment operations	0.64		0.31		0.68		(0.40)
Less distributions to shareholders:
Net investment income	(0.36)		(0.37)		(0.38)		(0.13)
Net realized gains	—		—		(0.00	)(b)	—
Total distributions to shareholders	(0.36)		(0.37)		(0.38)		(0.13)
Net asset value, end of period	$12.82		$12.54		$12.60		$12.30
Total return	5.18%		2.50%		5.58%		(3.13%)
Ratios to average net assets(c)
Total gross expenses	0.61%		0.62%		0.62%		0.58	%(d)
Total net expenses(e)	0.61	%(f)	0.58	%(f)	0.56	%(f)	0.56	%(d)
Net investment income	2.85%		2.97%		3.08%		2.92	%(d)
Supplemental data
Net assets, end of period (in thousands)	$307		$130		$77		$2
Portfolio turnover	9%		11%		9%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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24

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.53	$12.59	$12.29		$12.99
Income from investment operations:
Net investment income	0.37	0.38	0.38		0.27
Net realized and unrealized gain (loss)	0.28	(0.06)	0.30		(0.70)
Total from investment operations	0.65	0.32	0.68		(0.43)
Less distributions to shareholders:
Net investment income	(0.37)	(0.38)	(0.38)		(0.27)
Net realized gains	—	—	(0.00	)(b)	—
Total distributions to shareholders	(0.37)	(0.38)	(0.38)		(0.27)
Net asset value, end of period	$12.81	$12.53	$12.59		$12.29
Total return	5.24%	2.54%	5.64%		(3.38%)
Ratios to average net assets(c)
Total gross expenses	0.55%	0.55%	0.56%		0.55	%(d)
Total net expenses(e)	0.55%	0.55%	0.53%		0.54	%(d)
Net investment income	2.90%	3.00%	3.09%		2.97	%(d)
Supplemental data
Net assets, end of period (in thousands)	$24,844	$18,712	$8,092		$5,377
Portfolio turnover	9%	11%	9%		15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

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25

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended August 31,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$12.54		$12.61		$12.31		$12.95		$12.49		$12.67
Income from investment operations:
Net investment income	0.36		0.37		0.38		0.37		0.37		0.43
Net realized and unrealized gain (loss)	0.28		(0.07)		0.30		(0.64)		0.46		(0.15)
Total from investment operations	0.64		0.30		0.68		(0.27)		0.83		0.28
Less distributions to shareholders:
Net investment income	(0.36)		(0.37)		(0.38)		(0.37)		(0.37)		(0.44)
Net realized gains	—		—		(0.00	)(b)	—		—		(0.02)
Total distributions to shareholders	(0.36)		(0.37)		(0.38)		(0.37)		(0.37)		(0.46)
Net asset value, end of period	$12.82		$12.54		$12.61		$12.31		$12.95		$12.49
Total return	5.18%		2.42%		5.61%		(2.14%)		6.73%		2.31%
Ratios to average net assets(c)
Total gross expenses	0.61%		0.62%		0.61%		0.61%		0.61	%(d)	0.64%
Total net expenses(e)	0.60	%(f)	0.58	%(f)	0.56	%(f)	0.55	%(f)	0.54	%(d)(f)	0.55	%(f)
Net investment income	2.85%		2.96%		3.06%		2.90%		3.17	%(d)	3.53%
Supplemental data
Net assets, end of period (in thousands)	$374,062		$366,351		$370,871		$391,179		$437,800		$402,393
Portfolio turnover	9%		11%		9%		15%		9%		13%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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26

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.31% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.47% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $599,072, and the administrative services fee paid to the Investment Manager was $101,527.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.13
Class C	0.11
Class R4	0.11
Class R5	0.05
Class Z	0.11

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $460.

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $92,674 for Class A and $1,389 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	0.87%	0.84%
Class B	1.62	1.59
Class C	1.62	1.59
Class R4	0.62	0.59
Class R5	0.58	0.55
Class Z	0.62	0.59

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Tax-exempt income	$12,764,608	$13,059,661
Total	$12,764,608	$13,059,661

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,335,395
Capital loss carryforwards	(170,115)
Net unrealized appreciation	34,200,435

At July 31, 2016, the cost of investments for federal income tax purposes was $434,177,065 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$34,207,340
Unrealized depreciation	(6,905)
Net unrealized appreciation	$34,200,435

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	170,115

For the year ended July 31, 2016, $1,208,783 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $53,738,084 and $40,820,777, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, one unaffiliated shareholder of record owned 14.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
33

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Oregon Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the thirty-fourth, twenty-third and twenty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
42

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the fourth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
44

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN207_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA LARGE CAP GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

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PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	19
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Federal Income Tax Information	43
Trustees and Officers	44
Board Consideration and Approval of Management Agreement	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Growth Fund (the Fund) Class A shares returned -0.99% excluding sales charges for the 12-month period that ended July 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 4.35% for the same time period.

■  Some of the Fund's previous best performers pulled back during the most recent 12-month period, with particular underperformance in biotechnology and information technology.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		-0.99	12.67	8.67
Including sales charges		-6.69	11.34	8.03
Class B	11/01/98
Excluding sales charges		-1.73	11.82	7.86
Including sales charges		-6.11	11.56	7.86
Class C	11/18/02
Excluding sales charges		-1.73	11.83	7.85
Including sales charges		-2.60	11.83	7.85
Class E*	09/22/06
Excluding sales charges		-1.08	12.56	8.56
Including sales charges		-5.53	11.53	8.07
Class F*	09/22/06
Excluding sales charges		-1.70	11.83	7.86
Including sales charges		-6.09	11.57	7.86
Class I*	09/27/10	-0.58	13.17	9.06
Class K*	03/07/11	-0.86	12.84	8.82
Class R*	09/27/10	-1.22	12.39	8.38
Class R4*	11/08/12	-0.76	12.96	8.94
Class R5*	03/07/11	-0.64	13.12	9.03
Class T	12/14/90
Excluding sales charges		-0.97	12.64	8.62
Including sales charges		-6.66	11.31	7.98
Class W*	09/27/10	-0.96	12.69	8.71
Class Y*	07/15/09	-0.58	13.18	9.09
Class Z	12/14/90	-0.74	12.95	8.94
Russell 1000 Growth Index		4.35	13.62	9.50

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class E are shown with and without the maximum sales charge of 4.50%. Returns for Class B and Class F are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

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2

COLUMBIA LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2016)
Amazon.com, Inc.	4.0
Microsoft Corp.	3.9
Facebook, Inc., Class A	3.9
Apple, Inc.	3.3
Comcast Corp., Class A	3.1
Alphabet, Inc., Class A	3.0
Visa, Inc., Class A	2.8
Lowe's Companies, Inc.	2.7
Alphabet, Inc., Class C	2.4
PepsiCo, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

For the 12-month period that ended July 31, 2016, the Fund's Class A shares returned -0.99%, excluding sales charge. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 4.35% over the same period. Some of the Fund's best performers over the past two years pulled back during the most recent 12-month period, with underperformance concentrated in the biotechnology segment of health care and the information technology sector. Financials and consumer staples stocks also detracted from relative results.

Uncertainty Weighed on Investors in Volatile Market

Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the 12-month period ended July 31, 2016. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action during the period as subpar global economic growth continued, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both oil and the U.S. dollar reversed course in the first seven months of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the spring, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. The U.K'.s vote to exit the European Union gave markets a jolt in mid-June, but that downdraft was short lived.

Against this backdrop, stocks pulled back three times during the 12-month period. Despite these major downdrafts, the S&P 500 Index rose 5.61% for the 12 months ended July 31, 2016. Bond markets drew cautious investors and prices rose across all sectors as yields fell on bonds with maturities between two and 30 years. Bonds with the longest maturities defied expectations as yields declined sharply. The Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bond performance, rose 5.94% for the period.

Contributors and Detractors

In the consumer discretionary sector, overweight positions in Amazon.com, Lowe's Companies and Comcast aided performance relative to the benchmark. Amazon.com experienced strong growth across many financial metrics: revenues, cash flow, new users of Prime and the company's cloud hosting services, called Amazon Web Services. Comcast continued to experience solid customer acquisition growth, stable revenues and cash flow in their core video and broadband services. Cash flow from the company's Universal theme parks, including new Harry Potter attractions, also aided results. Lowe's Companies reported solid same-store sales figures and improved margins. The home improvement category has been more internet-resistant than most other retail categories because of the nature much of its product offerings. The Fund also gained ground against the benchmark because it had no exposure

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4

COLUMBIA LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

to either Disney or Netflix, both of which lost considerable ground during the 12-month period.

These strong performances were not enough to offset significant disappointments from certain biotechnology and information technology names that had been performance leaders in the two previous years. Biotechnology holdings Alkermes, Alexion Pharmaceuticals and Celgene were down sharply for the year. Alkermes, a biopharmaceutical company that focuses on central nervous system diseases, took a significant hit after one of the company's most promising drugs suffered an unexpected trial failure. We sold the stock. Alexion Pharmaceuticals, which develops therapies for patients with rare diseases, was another weak performer. Concerns about the pace of new product adoption hurt Celgene. Early in 2016, we reduced the Fund's weight in health care to bring it more in line with the benchmark, a move that limited the impact of the health care downturn on the Fund's results. In the information technology sector, shares of Palo Alto Networks, a network security company, fell on concerns about technology spending in light of a global slowdown in growth. Skyworks Solutions and Qorvo, companies tied to Apple handset production, also detracted from relative results. Strong returns from overweight positions in Facebook and NVIDIA were not enough to offset these disappointments. NVIDIA makes semiconductor chips for emerging growth applications, such as data centers, car automation and virtual reality. The company has delivered above-consensus revenues and earnings growth.

Within financials, an overweight in asset managers also detracted from relative results. In particular, a position in Invesco was a drag on returns as the company had disproportionate exposure to the United Kingdom and took a hit late in the period as the United Kingdom voted to exit the European Union. Despite owning Simon Property Group, a large mall-based real estate investment trust (REIT), the Fund's underexposure to REITs detracted from results as the category did well in an environment of falling interest rates. Within the consumer staples sector, CVS Health Corp. was a laggard after some very strong performance in 2015. Investors questioned the sustainability of the company's growth rate. We trimmed the Fund's position.

At Period End

During the fiscal year, we added to selected health care names with investments in Abbvie, Zimmer Biomet Holdings and Edwards Lifesciences. Abbvie is a spin-off of Abbott Laboratories that discovers, develops, and markets both biopharmaceuticals and small molecule drugs. Investments in Zimmer Biomet Holdings and Edwards Lifesciences augmented the Fund's overweight in medical technology companies. We believed that consolidation in the industry has led to modestly improved pricing and the potential for margin expansion. At the end of the period, the Fund remained modestly overweight in health care and overweight in information technology stocks, where we continued to find good ideas in semiconductor, software and internet-related stocks. Overall, our strategy has remained unchanged: We continue to look for ideas where our internal research conviction is high and we can find a differentiated research view, and we seek opportunities in companies that have the potential to consistently drive organic revenue and earnings growth in an environment of slow economic growth and earnings scarcity.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2016)
Common Stocks	96.7
Money Market Funds	3.3
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Equity Sector Breakdown (%) (at July 31, 2016)
Consumer Discretionary	21.9
Consumer Staples	9.5
Energy	0.9
Financials	5.9
Health Care	18.3
Industrials	8.5
Information Technology	33.8
Materials	1.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

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COLUMBIA LARGE CAP GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,114.00	1,019.34	5.83	5.57	1.11
Class B	1,000.00	1,000.00	1,109.70	1,015.61	9.76	9.32	1.86
Class C	1,000.00	1,000.00	1,110.00	1,015.61	9.76	9.32	1.86
Class E	1,000.00	1,000.00	1,113.30	1,018.85	6.36	6.07	1.21
Class F	1,000.00	1,000.00	1,110.10	1,015.61	9.76	9.32	1.86
Class I	1,000.00	1,000.00	1,116.10	1,021.43	3.63	3.47	0.69
Class K	1,000.00	1,000.00	1,114.80	1,019.94	5.21	4.97	0.99
Class R	1,000.00	1,000.00	1,112.80	1,018.10	7.14	6.82	1.36
Class R4	1,000.00	1,000.00	1,115.30	1,020.59	4.52	4.32	0.86
Class R5	1,000.00	1,000.00	1,116.00	1,021.03	4.05	3.87	0.77
Class T	1,000.00	1,000.00	1,114.20	1,019.34	5.83	5.57	1.11
Class W	1,000.00	1,000.00	1,114.10	1,019.34	5.83	5.57	1.11
Class Y	1,000.00	1,000.00	1,116.40	1,021.43	3.63	3.47	0.69
Class Z	1,000.00	1,000.00	1,115.40	1,020.59	4.52	4.32	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

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COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 21.2%
Hotels, Restaurants & Leisure 2.3%
Norwegian Cruise Line Holdings Ltd.(a)	710,250	30,256,650
Yum! Brands, Inc.	552,770	49,428,693
Total		79,685,343
Household Durables 1.7%
Newell Brands, Inc.	1,119,702	58,739,567
Internet & Catalog Retail 6.4%
Amazon.com, Inc.(a)	174,305	132,264,377
Ctrip.com International Ltd., ADR(a)	556,406	24,298,250
Expedia, Inc.	187,951	21,924,484
Priceline Group, Inc. (The)(a)	31,594	42,677,491
Total		221,164,602
Media 4.1%
Comcast Corp., Class A	1,552,273	104,390,359
DISH Network Corp., Class A(a)	684,148	36,547,186
Total		140,937,545
Multiline Retail 1.8%
Dollar General Corp.	427,912	40,540,383
Hudson's Bay Co.	1,545,522	19,424,820
Total		59,965,203
Specialty Retail 4.3%
Lowe's Companies, Inc.	1,091,409	89,801,133
TJX Companies, Inc. (The)	711,121	58,112,808
Total		147,913,941
Textiles, Apparel & Luxury Goods 0.6%
lululemon athletica, Inc.(a)	280,083	21,748,445
Total Consumer Discretionary		730,154,646
CONSUMER STAPLES 9.2%
Beverages 4.4%
Coca-Cola European Partners PLC	479,700	17,907,201
Constellation Brands, Inc., Class A	161,108	26,523,210
Molson Coors Brewing Co., Class B	289,200	29,544,672
PepsiCo, Inc.	713,491	77,713,440
Total		151,688,523
Food & Staples Retailing 3.2%
CVS Health Corp.	691,081	64,077,030
SYSCO Corp.	871,628	45,141,614
Total		109,218,644

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.6%
Philip Morris International, Inc.	542,842	54,425,339
Total Consumer Staples		315,332,506
ENERGY 0.9%
Oil, Gas & Consumable Fuels 0.9%
Hess Corp.	553,440	29,692,056
Total Energy		29,692,056
FINANCIALS 5.7%
Capital Markets 3.4%
Bank of New York Mellon Corp. (The)	1,042,070	41,057,558
BlackRock, Inc.	71,839	26,311,034
Goldman Sachs Group, Inc. (The)	134,681	21,388,689
Invesco Ltd.	1,000,704	29,200,543
Total		117,957,824
Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	299,800	34,707,846
Simon Property Group, Inc.	191,911	43,571,474
Total		78,279,320
Total Financials		196,237,144
HEALTH CARE 17.7%
Biotechnology 8.4%
AbbVie, Inc.	898,026	59,476,262
Alexion Pharmaceuticals, Inc.(a)	319,934	41,143,512
Biogen, Inc.(a)	178,270	51,685,821
BioMarin Pharmaceutical, Inc.(a)	271,880	27,030,310
Celgene Corp.(a)	403,813	45,303,781
Incyte Corp.(a)	233,207	21,037,603
Novavax, Inc.(a)	1,268,614	9,286,255
Vertex Pharmaceuticals, Inc.(a)	343,365	33,306,405
Total		288,269,949
Health Care Equipment & Supplies 4.6%
Edwards Lifesciences Corp.(a)	431,667	49,434,505
Medtronic PLC	628,300	55,057,929
Zimmer Biomet Holdings, Inc.	400,373	52,504,915
Total		156,997,349
Health Care Providers & Services 1.0%
Aetna, Inc.	309,442	35,650,813
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	342,248	54,362,672

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 2.1%
Bristol-Myers Squibb Co.	990,520	74,100,801
Total Health Care		609,381,584
INDUSTRIALS 8.3%
Aerospace & Defense 1.2%
L-3 Communications Holdings, Inc.	283,500	42,987,105
Air Freight & Logistics 1.6%
FedEx Corp.	334,250	54,115,075
Airlines 1.0%
Delta Air Lines, Inc.	880,209	34,108,099
Industrial Conglomerates 0.9%
Carlisle Companies, Inc.	313,500	32,381,415
Machinery 2.3%
Ingersoll-Rand PLC	589,594	39,066,498
Stanley Black & Decker, Inc.	318,090	38,711,553
Total		77,778,051
Professional Services —%
Nielsen Holdings PLC	10,845	584,112
Road & Rail 1.3%
Kansas City Southern	447,551	43,014,126
Total Industrials		284,967,983
INFORMATION TECHNOLOGY 32.7%
Communications Equipment 0.8%
Palo Alto Networks, Inc.(a)	218,316	28,575,381
Internet Software & Services 10.4%
Akamai Technologies, Inc.(a)	364,100	18,397,973
Alibaba Group Holding Ltd., ADR(a)	357,342	29,473,568
Alphabet, Inc., Class A(a)	124,719	98,695,133
Alphabet, Inc., Class C(a)	106,073	81,547,862
Facebook, Inc., Class A(a)	1,036,573	128,472,858
Total		356,587,394
IT Services 3.7%
Leidos Holdings, Inc.	259,200	12,962,592
PayPal Holdings, Inc.(a)	546,760	20,361,343
Visa, Inc., Class A	1,196,326	93,373,244
Total		126,697,179
Semiconductors & Semiconductor Equipment 4.4%
Broadcom Ltd.	325,731	52,761,908
Lam Research Corp.	348,200	31,257,914

Common Stocks (continued)

Issuer	Shares	Value ($)
NVIDIA Corp.	739,860	42,246,006
NXP Semiconductors NV(a)	288,882	24,292,087
Total		150,557,915
Software 10.3%
Electronic Arts, Inc.(a)	924,405	70,550,589
Microsoft Corp.	2,285,738	129,555,630
Mobileye NV(a)	324,500	15,546,795
Red Hat, Inc.(a)	648,760	48,845,140
Salesforce.com, Inc.(a)	702,105	57,432,189
ServiceNow, Inc.(a)	440,767	33,022,264
Total		354,952,607
Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	1,042,262	108,614,123
Total Information Technology		1,125,984,599
MATERIALS 1.2%
Chemicals 1.2%
Eastman Chemical Co.	636,959	41,548,836
Total Materials		41,548,836
Total Common Stocks (Cost: $2,546,497,636)		3,333,299,354

Warrants —%

HEALTH CARE —%
Health Care Providers & Services —%
HealthSouth Corp.(a)	9,070	30,566
Total Health Care		30,566
Total Warrants (Cost: $—)		30,566

Money Market Funds 3.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(b)(c)	112,336,461	112,336,461
Total Money Market Funds (Cost: $112,336,461)		112,336,461
Total Investments (Cost: $2,658,834,097)		3,445,666,381
Other Assets & Liabilities, Net		(7,753,607)
Net Assets		3,437,912,774

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at July 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Received in Reorganization ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	152,443,896	3,062,475	784,989,306	(828,159,216)	112,336,461	382,601	112,336,461

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	730,154,646	—	—	730,154,646
Consumer Staples	315,332,506	—	—	315,332,506
Energy	29,692,056	—	—	29,692,056
Financials	196,237,144	—	—	196,237,144
Health Care	609,381,584	—	—	609,381,584
Industrials	284,967,983	—	—	284,967,983
Information Technology	1,125,984,599	—	—	1,125,984,599
Materials	41,548,836	—	—	41,548,836
Total Common Stocks	3,333,299,354	—	—	3,333,299,354
Warrants
Health Care	30,566	—	—	30,566
Investments measured at net asset value
Money Market Funds	—	—	—	112,336,461
Total Investments	3,333,329,920	—	—	3,445,666,381

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,546,497,636)	$3,333,329,920
Affiliated issuers (identified cost $112,336,461)	112,336,461
Total investments (identified cost $2,658,834,097)	3,445,666,381
Cash	50,719
Receivable for:
Investments sold	16,614,415
Capital shares sold	921,936
Dividends	2,043,986
Foreign tax reclaims	69,662
Prepaid expenses	33,632
Trustees' deferred compensation plan	195,982
Other assets	43,170
Total assets	3,465,639,883
Liabilities
Payable for:
Investments purchased	23,668,278
Capital shares purchased	3,225,684
Management services fees	62,016
Distribution and/or service fees	18,176
Transfer agent fees	281,951
Plan administration fees	1
Compensation of board members	13,745
Chief compliance officer expenses	140
Other expenses	261,136
Trustees' deferred compensation plan	195,982
Total liabilities	27,727,109
Net assets applicable to outstanding capital stock	$3,437,912,774
Represented by
Paid-in capital	$2,623,216,931
Undistributed net investment income	2,481,733
Accumulated net realized gain	25,387,511
Unrealized appreciation (depreciation) on:
Investments	786,832,284
Foreign currency translations	(5,685)
Total — representing net assets applicable to outstanding capital stock	$3,437,912,774

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$1,809,727,051
Shares outstanding	53,509,530
Net asset value per share	$33.82
Maximum offering price per share(a)	$35.88
Class B
Net assets	$9,750,882
Shares outstanding	335,892
Net asset value per share	$29.03
Class C
Net assets	$109,091,624
Shares outstanding	3,753,748
Net asset value per share	$29.06
Class E
Net assets	$14,797,316
Shares outstanding	439,047
Net asset value per share	$33.70
Maximum offering price per share(b)	$35.29
Class F
Net assets	$806,278
Shares outstanding	27,777
Net asset value per share	$29.03
Class I
Net assets	$149,954,943
Shares outstanding	4,274,282
Net asset value per share	$35.08
Class K
Net assets	$85,976
Shares outstanding	2,467
Net asset value per share	$34.85
Class R
Net assets	$24,919,894
Shares outstanding	740,658
Net asset value per share	$33.65
Class R4
Net assets	$9,216,606
Shares outstanding	258,234
Net asset value per share	$35.69
Class R5
Net assets	$21,788,643
Shares outstanding	622,167
Net asset value per share	$35.02

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class T
Net assets	$179,934,949
Shares outstanding	5,363,966
Net asset value per share	$33.55
Maximum offering price per share(a)	$35.60
Class W
Net assets	$125,353,735
Shares outstanding	3,699,196
Net asset value per share	$33.89
Class Y
Net assets	$24,529,675
Shares outstanding	698,875
Net asset value per share	$35.10
Class Z
Net assets	$957,955,202
Shares outstanding	27,370,625
Net asset value per share	$35.00

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.50%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$36,805,163
Dividends — affiliated issuers	382,601
Interest	13
Foreign taxes withheld	(34,805)
Total income	37,152,972
Expenses:
Management services fees	22,070,920
Distribution and/or service fees
Class A	4,363,946
Class B	125,631
Class C	906,736
Class E	51,563
Class F	8,125
Class R	86,669
Class T	440,986
Class W	325,462
Transfer agent fees
Class A	2,859,433
Class B	20,556
Class C	148,454
Class E	24,130
Class F	1,332
Class K	52
Class R	28,522
Class R4	11,686
Class R5	3,084
Class T	288,938
Class W	213,192
Class Z	1,565,817
Plan administration fees
Class K	262
Compensation of board members	79,398
Custodian fees	31,416
Printing and postage fees	357,448
Registration fees	205,002
Audit fees	29,553
Legal fees	96,489
Chief compliance officer expenses	1,650
Other	111,046
Total expenses	34,457,498
Expense reductions	(30,722)
Total net expenses	34,426,776
Net investment income	2,726,196
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	54,042,450
Foreign currency translations	712
Net realized gain	54,043,162
Net change in unrealized appreciation (depreciation) on:
Investments	(94,216,259)
Foreign currency translations	1,276
Net change in unrealized depreciation	(94,214,983)
Net realized and unrealized loss	(40,171,821)
Net decrease in net assets from operations	$(37,445,625)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$2,726,196	$5,444,189
Net realized gain	54,043,162	402,034,388
Net change in unrealized appreciation (depreciation)	(94,214,983)	254,665,312
Net increase (decrease) in net assets resulting from operations	(37,445,625)	662,143,889
Distributions to shareholders
Net investment income
Class A	—	(4,224,160)
Class E	—	(25,566)
Class I	—	(1,053,124)
Class K	—	(688)
Class R	—	(422)
Class R4	—	(4,872)
Class R5	—	(1,227)
Class T	—	(380,969)
Class W	—	(339,410)
Class Y	—	(18)
Class Z	—	(4,420,247)
Net realized gains
Class A	(176,100,584)	(178,378,477)
Class B	(1,569,397)	(2,682,748)
Class C	(9,955,129)	(8,102,561)
Class E	(1,496,760)	(1,702,793)
Class F	(92,248)	(99,906)
Class I	(15,622,651)	(17,279,907)
Class K	(10,885)	(19,688)
Class R	(1,563,397)	(209,809)
Class R4	(684,994)	(107,449)
Class R5	(493,535)	(22,019)
Class T	(17,926,315)	(19,688,881)
Class W	(13,727,878)	(14,332,809)
Class Y	(880,687)	(297)
Class Z	(95,054,593)	(97,491,407)
Total distributions to shareholders	(335,179,053)	(350,569,454)
Increase in net assets from capital stock activity	231,083,612	208,308,213
Total increase (decrease) in net assets	(141,541,066)	519,882,648
Net assets at beginning of year	3,579,453,840	3,059,571,192
Net assets at end of year	$3,437,912,774	$3,579,453,840
Undistributed (excess of distributions over) net investment income	$2,481,733	$(206,886)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,613,748	155,291,412	3,615,277	130,987,958
Fund reorganization	1,462,001	46,928,343	—	—
Distributions reinvested	4,914,876	166,712,581	5,129,835	172,465,036
Redemptions	(7,111,670)	(233,158,171)	(4,927,952)	(176,147,559)
Net increase	3,878,955	135,774,165	3,817,160	127,305,435
Class B shares
Subscriptions	14,726	434,587	17,489	557,246
Distributions reinvested	52,582	1,538,539	88,438	2,622,192
Redemptions(a)	(255,564)	(7,325,007)	(362,855)	(11,407,278)
Net decrease	(188,256)	(5,351,881)	(256,928)	(8,227,840)
Class C shares
Subscriptions	937,651	27,319,402	694,398	21,993,332
Fund reorganization	682,164	18,850,494	—	—
Distributions reinvested	275,189	8,060,285	214,542	6,367,599
Redemptions	(730,303)	(20,542,131)	(365,117)	(11,529,982)
Net increase	1,164,701	33,688,050	543,823	16,830,949
Class E shares
Subscriptions(b)	4,323	142,437	4,677	167,093
Distributions reinvested	44,244	1,496,760	51,398	1,725,434
Redemptions	(49,352)	(1,623,621)	(61,396)	(2,169,645)
Net increase/decrease	(785)	15,576	(5,321)	(277,118)
Class F shares
Subscriptions	2,264	60,050	1,977	60,075
Distributions reinvested	3,153	92,248	3,370	99,906
Redemptions(b)	(3,975)	(110,539)	(4,620)	(145,647)
Net increase	1,442	41,759	727	14,334
Class I shares
Subscriptions	35,732	1,197,543	491,870	18,865,971
Fund reorganization	57	1,909	—	—
Distributions reinvested	445,082	15,622,367	530,921	18,332,686
Redemptions	(822,327)	(28,542,209)	(1,623,790)	(59,746,672)
Net decrease	(341,456)	(11,720,390)	(600,999)	(22,548,015)
Class K shares
Distributions reinvested	303	10,593	581	20,031
Redemptions	(2,391)	(84,855)	(1,744)	(63,352)
Net decrease	(2,088)	(74,262)	(1,163)	(43,321)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R shares
Subscriptions	736,094	24,428,710	107,187	3,931,268
Fund reorganization	8,726	278,844	—	—
Distributions reinvested	7,553	255,279	3,652	122,670
Redemptions	(155,908)	(4,944,658)	(11,188)	(400,351)
Net increase	596,465	20,018,175	99,651	3,653,587
Class R4 shares
Subscriptions	183,110	6,461,665	167,063	6,337,410
Fund reorganization	32,783	1,109,895	—	—
Distributions reinvested	16,895	603,811	3,186	112,015
Redemptions	(139,333)	(4,796,960)	(26,767)	(1,019,257)
Net increase	93,455	3,378,411	143,482	5,430,168
Class R5 shares
Subscriptions	558,753	18,752,637	94,827	3,653,684
Fund reorganization	7,632	253,682	—	—
Distributions reinvested	14,073	493,263	664	22,918
Redemptions	(58,352)	(1,989,524)	(937)	(34,558)
Net increase	522,106	17,510,058	94,554	3,642,044
Class T shares
Subscriptions	146,686	4,903,647	166,177	5,626,315
Distributions reinvested	395,079	13,294,402	447,540	14,934,411
Redemptions	(444,629)	(14,713,593)	(389,375)	(13,869,887)
Net increase	97,136	3,484,456	224,342	6,690,839
Class W shares
Subscriptions	828,201	28,209,126	503,370	18,076,640
Distributions reinvested	403,872	13,727,609	435,627	14,671,906
Redemptions	(1,353,684)	(44,175,075)	(749,188)	(26,937,846)
Net increase (decrease)	(121,611)	(2,238,340)	189,809	5,810,700
Class Y shares
Subscriptions	670,208	23,098,478	71,064	2,690,256
Distributions reinvested	25,076	880,426	—	—
Redemptions	(67,229)	(2,303,768)	(318)	(12,230)
Net increase	628,055	21,675,136	70,746	2,678,026

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	3,416,276	117,565,383	2,959,312	109,067,852
Fund reorganization	201,114	6,678,195	—	—
Distributions reinvested	1,794,198	62,886,686	1,979,931	68,406,606
Redemptions	(5,092,805)	(172,247,565)	(2,998,161)	(110,126,033)
Net increase	318,783	14,882,699	1,941,082	67,348,425
Total net increase	6,646,902	231,083,612	6,260,965	208,308,213

(a) Includes conversions of Class B shares to Class A shares, if any.

(b) Includes conversions of Class F shares to Class E shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$37.69		$34.51		$31.25		$25.65		$20.84		$20.64
Income from investment operations:
Net investment income (loss)	0.00	(b)	0.03		0.06		0.11		0.02		(0.01)
Net realized and unrealized gain (loss)	(0.36)		7.24		4.90		5.55		4.82		0.25	(c)
Total from investment operations	(0.36)		7.27		4.96		5.66		4.84		0.24
Less distributions to shareholders:
Net investment income	—		(0.09)		(0.08)		(0.06)		(0.03)		(0.04)
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.09)		(1.70)		(0.06)		(0.03)		(0.04)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$33.82		$37.69		$34.51		$31.25		$25.65		$20.84
Total return	(0.99%)		22.51%		16.29%		22.09%		23.22%		1.16%
Ratios to average net assets(d)
Total gross expenses	1.10%		1.11%		1.14%		1.18%		1.16	%(e)	1.15	%(f)
Total net expenses(g)	1.10	%(h)	1.11	%(h)	1.14	%(h)	1.18	%(h)	1.16	%(e)(h)	1.14	%(f)(i)
Net investment income (loss)	0.01%		0.09%		0.18%		0.40%		0.10	%(e)	(0.06%)
Supplemental data
Net assets, end of period (in thousands)	$1,809,727		$1,870,452		$1,581,112		$1,459,893		$1,316,211		$1,187,715
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$33.08		$30.88		$28.25		$23.32		$19.04		$18.97
Income from investment operations:
Net investment loss	(0.21)		(0.20)		(0.17)		(0.09)		(0.12)		(0.18)
Net realized and unrealized gain (loss)	(0.33)		6.40		4.42		5.02		4.40		0.25	(b)
Total from investment operations	(0.54)		6.20		4.25		4.93		4.28		0.07
Less distributions to shareholders:
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.00)		(1.62)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$29.03		$33.08		$30.88		$28.25		$23.32		$19.04
Total return	(1.73%)		21.57%		15.46%		21.14%		22.48%		0.37%
Ratios to average net assets(d)
Total gross expenses	1.85%		1.86%		1.89%		1.93%		1.91	%(e)	1.90	%(f)
Total net expenses(g)	1.85	%(h)	1.86	%(h)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.89	%(f)(i)
Net investment loss	(0.74%)		(0.62%)		(0.56%)		(0.34%)		(0.64	%)(e)	(0.82%)
Supplemental data
Net assets, end of period (in thousands)	$9,751		$17,338		$24,117		$34,085		$39,046		$49,290
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$33.11		$30.90		$28.27		$23.34		$19.06		$18.98
Income from investment operations:
Net investment loss	(0.21)		(0.21)		(0.17)		(0.09)		(0.12)		(0.17)
Net realized and unrealized gain (loss)	(0.33)		6.42		4.42		5.02		4.40		0.25	(b)
Total from investment operations	(0.54)		6.21		4.25		4.93		4.28		0.08
Less distributions to shareholders:
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.00)		(1.62)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$29.06		$33.11		$30.90		$28.27		$23.34		$19.06
Total return	(1.73%)		21.59%		15.45%		21.12%		22.46%		0.42%
Ratios to average net assets(d)
Total gross expenses	1.86%		1.86%		1.89%		1.93%		1.91	%(e)	1.88	%(f)
Total net expenses(g)	1.86	%(h)	1.86	%(h)	1.89	%(h)	1.93	%(h)	1.91	%(h)(e)	1.87	%(f)(i)
Net investment loss	(0.74%)		(0.67%)		(0.57%)		(0.36%)		(0.65	%)(e)	(0.77%)
Supplemental data
Net assets, end of period (in thousands)	$109,092		$85,724		$63,200		$52,885		$39,542		$36,860
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class E	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$37.60		$34.44		$31.19		$25.61		$20.80		$20.60
Income from investment operations:
Net investment income (loss)	(0.03)		(0.00	)(b)	0.03		0.08		(0.00	)(b)	(0.02)
Net realized and unrealized gain (loss)	(0.36)		7.22		4.89		5.53		4.81		0.24	(c)
Total from investment operations	(0.39)		7.22		4.92		5.61		4.81		0.22
Less distributions to shareholders:
Net investment income	—		(0.06)		(0.05)		(0.03)		—		(0.02)
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.06)		(1.67)		(0.03)		—		(0.02)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$33.70		$37.60		$34.44		$31.19		$25.61		$20.80
Total return	(1.08%)		22.37%		16.18%		21.93%		23.13%		1.07%
Ratios to average net assets(d)
Total gross expenses	1.20%		1.21%		1.24%		1.28%		1.26	%(e)	1.20	%(f)
Total net expenses(g)	1.20	%(h)	1.21	%(h)	1.24	%(h)	1.28	%(h)	1.26	%(h)(e)	1.19	%(f)(i)
Net investment income (loss)	(0.09%)		(0.00	%)(b)	0.08%		0.30%		(0.00	%)(b)(e)	(0.08%)
Supplemental data
Net assets, end of period (in thousands)	$14,797		$16,539		$15,333		$14,853		$13,437		$11,784
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class F	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$33.07		$30.87		$28.25		$23.32		$19.04		$18.96
Income from investment operations:
Net investment loss	(0.21)		(0.21)		(0.17)		(0.09)		(0.12)		(0.16)
Net realized and unrealized gain (loss)	(0.32)		6.41		4.41		5.02		4.40		0.24	(b)
Total from investment operations	(0.53)		6.20		4.24		4.93		4.28		0.08
Less distributions to shareholders:
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.00)		(1.62)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$29.03		$33.07		$30.87		$28.25		$23.32		$19.04
Total return	(1.70%)		21.57%		15.43%		21.14%		22.48%		0.42%
Ratios to average net assets(d)
Total gross expenses	1.86%		1.86%		1.89%		1.93%		1.91	%(e)	1.85	%(f)
Total net expenses(g)	1.86	%(h)	1.86	%(h)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.84	%(f)(i)
Net investment loss	(0.74%)		(0.66%)		(0.57%)		(0.36%)		(0.65	%)(e)	(0.73%)
Supplemental data
Net assets, end of period (in thousands)	$806		$871		$791		$859		$655		$484
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class I	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$38.81	$35.43	$32.02	$26.29	$21.37		$21.14
Income from investment operations:
Net investment income	0.15	0.19	0.21	0.25	0.11		0.11
Net realized and unrealized gain (loss)	(0.37)	7.43	5.04	5.66	4.94		0.24	(b)
Total from investment operations	(0.22)	7.62	5.25	5.91	5.05		0.35
Less distributions to shareholders:
Net investment income	—	(0.24)	(0.22)	(0.18)	(0.13)		(0.12)
Net realized gains	(3.51)	(4.00)	(1.62)	—	—		—
Total distributions to shareholders	(3.51)	(4.24)	(1.84)	(0.18)	(0.13)		(0.12)
Proceeds from regulatory settlements	—	—	—	—	0.00	(c)	—
Net asset value, end of period	$35.08	$38.81	$35.43	$32.02	$26.29		$21.37
Total return	(0.58%)	23.00%	16.84%	22.60%	23.71%		1.61%
Ratios to average net assets(d)
Total gross expenses	0.69%	0.69%	0.70%	0.71%	0.72	%(e)	0.68	%(f)
Total net expenses(g)	0.69%	0.69%	0.70%	0.71%	0.72	%(e)	0.68	%(f)(h)
Net investment income	0.43%	0.52%	0.62%	0.87%	0.54	%(e)	0.46%
Supplemental data
Net assets, end of period (in thousands)	$149,955	$179,142	$184,811	$220,421	$203,848		$279,510
Portfolio turnover	45%	59%	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class K	2016	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$38.68	$35.32	$31.94	$26.24	$21.33		$24.86
Income from investment operations:
Net investment income	0.05	0.09	0.11	0.18	0.08		0.02
Net realized and unrealized gain (loss)	(0.37)	7.41	5.01	5.64	4.90		(3.55)
Total from investment operations	(0.32)	7.50	5.12	5.82	4.98		(3.53)
Less distributions to shareholders:
Net investment income	—	(0.14)	(0.12)	(0.12)	(0.07)		—
Net realized gains	(3.51)	(4.00)	(1.62)	—	—		—
Total distributions to shareholders	(3.51)	(4.14)	(1.74)	(0.12)	(0.07)		—
Proceeds from regulatory settlements	—	—	—	—	0.00	(c)	—
Net asset value, end of period	$34.85	$38.68	$35.32	$31.94	$26.24		$21.33
Total return	(0.86%)	22.66%	16.47%	22.25%	23.38%		(14.20%)
Ratios to average net assets(d)
Total gross expenses	0.99%	0.99%	1.00%	0.96%	0.97	%(e)	0.95	%(e)(f)
Total net expenses(g)	0.99%	0.99%	1.00%	0.96%	0.97	%(e)	0.95	%(e)(f)(h)
Net investment income	0.16%	0.23%	0.32%	0.64%	0.40	%(e)	0.12	%(e)
Supplemental data
Net assets, end of period (in thousands)	$86	$176	$202	$191	$4,270		$46,696
Portfolio turnover	45%	59%	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$37.60		$34.44		$31.18		$25.61		$20.83		$20.64
Income from investment operations:
Net investment income (loss)	(0.07)		(0.07)		(0.02)		0.05		(0.01)		(0.07)
Net realized and unrealized gain (loss)	(0.37)		7.24		4.89		5.52		4.79		0.26	(b)
Total from investment operations	(0.44)		7.17		4.87		5.57		4.78		0.19
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.00	)(c)	—		—		—
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.01)		(1.62)		—		—		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Increase from payment by affiliate	—		—		0.01		—		—		—
Net asset value, end of period	$33.65		$37.60		$34.44		$31.18		$25.61		$20.83
Total return	(1.22%)		22.20%		16.06	%(d)	21.75%		22.95%		0.92%
Ratios to average net assets(e)
Total gross expenses	1.36%		1.36%		1.39%		1.43%		1.40	%(f)	1.41	%(g)
Total net expenses(h)	1.36	%(i)	1.36	%(i)	1.39	%(i)	1.43	%(i)	1.40	%(f)(i)	1.40	%(g)(j)
Net investment income (loss)	(0.22%)		(0.20%)		(0.06%)		0.17%		(0.07	%)(f)	(0.32%)
Supplemental data
Net assets, end of period (in thousands)	$24,920		$5,421		$1,534		$1,643		$726		$2,002
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which is less than 0.01%.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$39.49		$35.98		$32.48		$26.79
Income from investment operations:
Net investment income	0.07		0.06		0.15		0.11
Net realized and unrealized gain (loss)	(0.36)		7.63		5.10		5.69
Total from investment operations	(0.29)		7.69		5.25		5.80
Less distributions to shareholders:
Net investment income	—		(0.18)		(0.15)		(0.11)
Net realized gains	(3.51)		(4.00)		(1.62)		—
Total distributions to shareholders	(3.51)		(4.18)		(1.77)		(0.11)
Increase from payment by affiliate	—		—		0.02		—
Net asset value, end of period	$35.69		$39.49		$35.98		$32.48
Total return	(0.76%)		22.80%		16.67	%(b)	21.70%
Ratios to average net assets(c)
Total gross expenses	0.85%		0.86%		0.89%		0.93	%(d)
Total net expenses(e)	0.85	%(f)	0.86	%(f)	0.89	%(f)	0.93	%(d)(f)
Net investment income	0.21%		0.17%		0.42%		0.49	%(d)
Supplemental data
Net assets, end of period (in thousands)	$9,217		$6,506		$766		$33
Portfolio turnover	45%		59%		88%		104%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class R5	2016	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$38.77	$35.39	$32.00	$26.28	$21.36		$24.86
Income from investment operations:
Net investment income	0.09	0.09	0.19	0.26	0.11		0.05
Net realized and unrealized gain (loss)	(0.33)	7.51	5.02	5.64	4.94		(3.55)
Total from investment operations	(0.24)	7.60	5.21	5.90	5.05		(3.50)
Less distributions to shareholders:
Net investment income	—	(0.22)	(0.20)	(0.18)	(0.13)		—
Net realized gains	(3.51)	(4.00)	(1.62)	—	—		—
Total distributions to shareholders	(3.51)	(4.22)	(1.82)	(0.18)	(0.13)		—
Proceeds from regulatory settlements	—	—	—	—	0.00	(c)	—
Net asset value, end of period	$35.02	$38.77	$35.39	$32.00	$26.28		$21.36
Total return	(0.64%)	22.95%	16.74%	22.59%	23.70%		(14.08%)
Ratios to average net assets(d)
Total gross expenses	0.76%	0.75%	0.75%	0.72%	0.73	%(e)	0.70	%(e)(f)
Total net expenses(g)	0.76%	0.75%	0.75%	0.72%	0.73	%(e)	0.70	%(e)(f)(h)
Net investment income	0.28%	0.25%	0.57%	0.89%	0.53	%(e)	0.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$21,789	$3,879	$195	$36	$497		$407
Portfolio turnover	45%	59%	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class T	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$37.41		$34.27		$31.05		$25.49		$20.69		$20.49
Income from investment operations:
Net investment income (loss)	0.00	(b)	0.03		0.04		0.10		0.01		(0.01)
Net realized and unrealized gain (loss)	(0.35)		7.19		4.87		5.50		4.79		0.24	(c)
Total from investment operations	(0.35)		7.22		4.91		5.60		4.80		0.23
Less distributions to shareholders:
Net investment income	—		(0.08)		(0.07)		(0.04)		—		(0.03)
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.08)		(1.69)		(0.04)		—		(0.03)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$33.55		$37.41		$34.27		$31.05		$25.49		$20.69
Total return	(0.97%)		22.49%		16.21%		22.01%		23.20%		1.12%
Ratios to average net assets(d)
Total gross expenses	1.11%		1.13%		1.19%		1.23%		1.21	%(e)	1.15	%(f)
Total net expenses(g)	1.11	%(h)	1.13	%(h)	1.19	%(h)	1.23	%(h)	1.21	%(e)(h)	1.14	%(f)(i)
Net investment income	0.01%		0.08%		0.13%		0.35%		0.05	%(e)	(0.03%)
Supplemental data
Net assets, end of period (in thousands)	$179,935		$197,026		$172,830		$160,462		$146,207		$130,081
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$37.75		$34.57		$31.26		$25.66		$20.85		$20.64
Income from investment operations:
Net investment income	0.01		0.03		0.06		0.12		0.01		0.02
Net realized and unrealized gain (loss)	(0.36)		7.24		4.91		5.54		4.82		0.23	(b)
Total from investment operations	(0.35)		7.27		4.97		5.66		4.83		0.25
Less distributions to shareholders:
Net investment income	—		(0.09)		(0.06)		(0.06)		(0.02)		(0.04)
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.09)		(1.68)		(0.06)		(0.02)		(0.04)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Increase from payment by affiliate	—		—		0.02		—		—		—
Net asset value, end of period	$33.89		$37.75		$34.57		$31.26		$25.66		$20.85
Total return	(0.96%)		22.47%		16.39	%(d)	22.12%		23.19%		1.21%
Ratios to average net assets(e)
Total gross expenses	1.10%		1.11%		1.14%		1.14%		1.19	%(f)	1.05	%(g)
Total net expenses(h)	1.10	%(i)	1.11	%(i)	1.14	%(i)	1.14	%(i)	1.19	%(f)(i)	1.04	%(g)(j)
Net investment income	0.02%		0.09%		0.18%		0.43%		0.07	%(f)	0.07%
Supplemental data
Net assets, end of period (in thousands)	$125,354		$144,250		$125,509		$4		$3		$3
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which is less than 0.01%.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,						Year Ended September 30,
Class Y	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$38.83	$35.44	$32.03	$26.29	$21.36		$21.14
Income from investment operations:
Net investment income	0.13	0.07	0.22	0.25	0.11		0.11
Net realized and unrealized gain (loss)	(0.35)	7.57	5.03	5.67	4.94		0.23	(b)
Total from investment operations	(0.22)	7.64	5.25	5.92	5.05		0.34
Less distributions to shareholders:
Net investment income	—	(0.25)	(0.22)	(0.18)	(0.12)		(0.12)
Net realized gains	(3.51)	(4.00)	(1.62)	—	—		—
Total distributions to shareholders	(3.51)	(4.25)	(1.84)	(0.18)	(0.12)		(0.12)
Proceeds from regulatory settlements	—	—	—	—	0.00	(c)	—
Net asset value, end of period	$35.10	$38.83	$35.44	$32.03	$26.29		$21.36
Total return	(0.58%)	23.03%	16.84%	22.64%	23.72%		1.56%
Ratios to average net assets(d)
Total gross expenses	0.69%	0.71%	0.70%	0.71%	0.72	%(e)	0.67	%(f)
Total net expenses(g)	0.69%	0.71%	0.70%	0.71%	0.72	%(e)	0.67	%(f)(h)
Net investment income	0.39%	0.19%	0.66%	0.90%	0.55	%(e)	0.48%
Supplemental data
Net assets, end of period (in thousands)	$24,530	$2,750	$3	$3,826	$14,446		$15,311
Portfolio turnover	45%	59%	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$38.79		$35.41		$32.01		$26.28		$21.33		$21.12
Income from investment operations:
Net investment income	0.09		0.13		0.15		0.19		0.07		0.07
Net realized and unrealized gain (loss)	(0.37)		7.43		5.03		5.66		4.94		0.24	(b)
Total from investment operations	(0.28)		7.56		5.18		5.85		5.01		0.31
Less distributions to shareholders:
Net investment income	—		(0.18)		(0.16)		(0.12)		(0.06)		(0.10)
Net realized gains	(3.51)		(4.00)		(1.62)		—		—		—
Total distributions to shareholders	(3.51)		(4.18)		(1.78)		(0.12)		(0.06)		(0.10)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$35.00		$38.79		$35.41		$32.01		$26.28		$21.33
Total return	(0.74%)		22.80%		16.61%		22.34%		23.52%		1.41%
Ratios to average net assets(d)
Total gross expenses	0.85%		0.86%		0.89%		0.93%		0.91	%(e)	0.85	%(f)
Total net expenses(g)	0.85	%(h)	0.86	%(h)	0.89	%(h)	0.93	%(h)	0.91	%(e)(h)	0.84	%(f)(i)
Net investment income	0.26%		0.34%		0.43%		0.65%		0.35	%(e)	0.28%
Supplemental data
Net assets, end of period (in thousands)	$957,955		$1,049,380		$889,169		$850,041		$735,315		$683,738
Portfolio turnover	45%		59%		88%		104%		80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount.

Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.

Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase. Class F shares are closed to new investors and new accounts.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Annual Report 2016
33

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE;

therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and

Annual Report 2016
34

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if

Annual Report 2016
35

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.66% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $6,999,213 and the administrative services fee paid to the Investment Manager was $584,102.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are

compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

Annual Report 2016
36

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class E	0.16
Class F	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class T	0.16
Class W	0.16
Class Z	0.16

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $107,666. The liability remaining at July 31, 2016 for non-recurring charges associated with the lease amounted to $59,242 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2016 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balances fees reduced total expenses of the fund by $30,722.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of

0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average

Annual Report 2016
37

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,051,222 for Class A, $477 for Class B, $9,260 for Class C, $303 for Class E and $23,100 for Class T shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	1.23%	1.22%
Class B	1.98	1.97
Class C	1.98	1.97
Class E	1.33	1.32
Class F	1.98	1.97
Class I	0.86	0.83
Class K	1.16	1.13
Class R	1.48	1.47
Class R4	0.98	0.97
Class R5	0.91	0.88
Class T	1.23	1.22
Class W	1.23	1.22
Class Y	0.86	0.83
Class Z	0.98	0.97

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reorganization (see Note 7) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, non-deductible expenses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(37,577)
Accumulated net realized gain	2,125
Paid-in capital	35,452

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$1,791,601	$10,450,703
Long-term capital gains	333,387,452	340,118,751
Total	$335,179,053	$350,569,454

Annual Report 2016
38

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,532,191
Undistributed long-term capital gains	30,738,181
Net unrealized appreciation	781,648,085

At July 31, 2016, the cost of investments for federal income tax purposes was $2,664,018,296 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$869,823,035
Unrealized depreciation	(88,174,950)
Net unrealized appreciation	$781,648,085

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,462,327,522 and $1,585,478,315, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Transactions to realign the Fund's portfolio following the reorganization as described in Note 7 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $0 and $769,409, respectively.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Fund Reorganization

At the close of business on May 20, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Large Cap Growth Fund IV, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $3,280,915,910 and the combined net assets immediately after the reorganization were $3,355,017,272.

The reorganization was accomplished by a tax-free exchange of 2,394,477 shares of the acquired fund valued at $74,101,362 (including $2,664,848 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	1,462,001
Class C	682,164
Class I	57
Class K	8,726
Class R4	32,783
Class R5	7,632
Class Z	201,114

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Annual Report 2016
39

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Assuming the reorganization had been completed on August 1, 2015, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation (depreciation) and net decrease in net assets from operations for the year ended July 31, 2016 would have been approximately $2.9 million, $61.3 million, $(115.1) million and $(50.9) million, respectively.

Note 8. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 9. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, one unaffiliated shareholder of record owned 11.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 45.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Annual Report 2016
40

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
41

COLUMBIA LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

Annual Report 2016
42

COLUMBIA LARGE CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$57,169,887

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
43

COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

Annual Report 2016
44

COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
45

COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
46

COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
47

COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
48

COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Large Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
49

COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the eighteenth, twenty-sixth and twenty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
50

COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
51

COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
52

COLUMBIA LARGE CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
53

Columbia Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN174_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA TAX-EXEMPT FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	34
Statement of Operations	36
Statement of Changes in Net Assets	37
Financial Highlights	39
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	52
Federal Income Tax Information	53
Trustees and Officers	54
Board Consideration and Approval of Management Agreement	59
Important Information About This Report	63

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Tax-Exempt Fund (the Fund) Class A shares returned 7.19% excluding sales charges for the 12-month period that ended July 31, 2016. Class Z shares returned 7.40% for the same time period.

■  The Fund outperformed its benchmark, the Barclays Municipal Bond Index, which returned 6.94% for the same time period.

■  The Fund's bias toward bonds with longer maturities and medium to lower credit quality ratings generally accounted for its modest outperformance over its benchmark. Security selection also aided relative results.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/21/78
Excluding sales charges		7.19	5.80	4.99
Including sales charges		3.96	5.16	4.67
Class B	05/05/92
Excluding sales charges		6.39	5.02	4.21
Including sales charges		1.39	4.69	4.21
Class C	08/01/97
Excluding sales charges		6.42	5.20	4.38
Including sales charges		5.42	5.20	4.38
Class R4*	03/19/13	7.40	5.96	5.07
Class R5*	12/11/13	7.47	5.95	5.06
Class Z	09/16/05	7.40	6.02	5.19
Barclays Municipal Bond Index		6.94	5.13	5.01

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Effective August 24, 2016, the Barclays Municipal Bond Index was rebranded as the Bloomberg Barclays Municipal Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Kimberly Campbell

Top Ten States/Territories (%) (at July 31, 2016)
Illinois	14.1
California	10.8
Texas	10.7
Florida	5.1
Massachusetts	4.6
Pennsylvania	4.4
New York	4.3
Wisconsin	3.5
Minnesota	3.2
Louisiana	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2016)
AAA rating	3.8
AA rating	19.5
A rating	33.7
BBB rating	25.9
BB rating	1.3
B rating	0.6
CC rating	0.1
C rating	0.1
Not rated	15.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by

For the 12-month period that ended July 31, 2016, the Fund's Class A shares returned 7.19% excluding sales charges. Class Z shares of the Fund returned 7.40%. The Fund outperformed its benchmark, the Barclays Municipal Bond Index, which returned 6.94% over the same 12-month period. Overweight positions in bonds with longer maturities and medium to lower credit quality ratings helped the Fund outperform its benchmark.

Strong Advance for Municipal Bonds

Municipal bonds benefited from a favorable backdrop during the 12 months ended July 31, 2016. The U.S. economy grew at a moderate pace, with positive trends in employment and housing. Improved economic growth, in turn, aided tax revenues, generally helping the credit outlook for municipal bond issuers. The default rate was relatively low, despite some negative headlines related to fiscal problems in Illinois and Puerto Rico. In December 2015, the Federal Reserve raised its target short-term rate for the first time since 2006 but took no further action during the period, as U.S. growth was mixed, inflation modest and subpar global economic growth continued. Yields remained at low levels during the period while government bonds were at or near negative yields. In June, the United Kingdom voted to leave the European Union, raising uncertainty that we believe further delayed prospects for another hike in U.S. short-term interest rates. In July, yields on 10- and 30-year U.S. Treasury bonds fell to record lows of 1.37% and 2.18%, respectively. Bond prices, which move in the opposite direction of yields, benefited.

Volatility in equity markets and low yields on government bonds helped push investors toward municipal issues, which offered attractive relative income and total return potential. Inflows into municipal bond funds turned positive in November 2015 and remained so for the remainder of the period, while new issue volume in the municipal market modestly declined.

Yield Curve Positioning and Duration Were Primary Contributors

The Fund was well positioned along the yield curve — a graph that plots bond yields from short to long maturities — with an overweight in long (15- to 30-year) maturity bonds and underweight in short (10-year and under) maturity issues. Long-term bonds significantly outperformed, as their yields declined and their prices rose much more than those on short-term issues. Within the benchmark, municipal bonds with maturities of 25 years and longer returned more than 11% this past year, while those in the five- to 10-year range gained approximately 6%. The Fund also benefited from having a longer duration (or more sensitivity to interest rate changes) than the benchmark, which helped as yields declined.

Quality Allocation Aided Performance

The Fund's overweight allocations to bonds rated between BBB and A helped drive it ahead of the benchmark, as both categories outperformed higher quality (AA and AAA) bonds. Within the benchmark, BBB and A rated bonds gained more than 8.0%, compared to 6.4% or less for AAA and AA bonds. The Fund's strong security selection in the BBB and A

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

rated segments further aided relative performance, as did issue selection in the hospitals, transportation and education sectors. Overweight positions in the hospitals and transportation sectors, both of which offer a preponderance of BBB and A rated issues, posted strong gains and also helped relative performance.

A Few Disappointments

Positions in two resource recovery bonds that were not included in the benchmark detracted from relative performance. Both issuers rated below BBB, experienced severe financial and management problems that affected their production and maintenance activities, which led to a restructuring that began during the period. Resource recovery issuers typically recover a partially-used resource and recycle it into something useful.

Underweights in two strong-performing sectors, the leasing sector and the water and sewer sector hampered relative results. However, the water and sewer shortfall was partially offset by positive security selection within the group. During the period, we added modestly to the Fund's water and sewer stake; however, we did not find many compelling valuation opportunities relative to other sectors. A small overweight in pre-refunded bonds also detracted from results, as the sector had muted performance. Pre-refunding occurs when an issuer sells new bonds and invests the proceeds in U.S. Treasury securities that are pledged to pay off the older debt. The old bonds move into the "pre-refunded" sector until they are paid off, boosting their credit quality. However, when pre-refunding occurs, a bond's maturity shortens to its call date (the date the issuer can redeem it), a headwind during this period as shorter-maturity issues significantly underperformed longer-maturity ones.

Positioning at Period End

At period end, more than half of the Fund's assets were in A and BBB rated bonds. These medium quality issues typically offer more income than higher quality bonds and tend to be less sensitive to interest-rate fluctuations than higher quality issues. The Fund also remained overweight in the hospital and transportation sectors, both of which historically have had strong credit fundamentals and a preponderance of A and BBB rated bond issuance. In addition, we continued to favor bonds with 15-year and longer maturities, given their yield advantage over shorter-maturity issues.

During the period, positioning changes were relatively minor. Throughout the period, we added to bonds with 5% coupons, which offer a large cushion if yields should increase. As yields declined, we selectively purchased 4% coupon premium bonds that generally were of the same credit quality but which had a dollar price not as high as the issues with 5% coupons. We believed the 4% coupon bonds offer attractive risk adjusted returns (attractive yield for the credit quality). By period end, we had trimmed exposure to bonds with maturities under 10 years, including pre-refunded issues. As we found what we viewed as attractive valuation opportunities, we added to hospital, airport, transportation education and local general obligation bonds.

any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,036.50	1,021.08	3.85	3.82	0.76
Class B	1,000.00	1,000.00	1,032.70	1,017.35	7.63	7.57	1.51
Class C	1,000.00	1,000.00	1,033.20	1,017.85	7.13	7.07	1.41
Class R4	1,000.00	1,000.00	1,038.30	1,022.08	2.84	2.82	0.56
Class R5	1,000.00	1,000.00	1,037.90	1,022.38	2.53	2.51	0.50
Class Z	1,000.00	1,000.00	1,037.60	1,022.08	2.84	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 1.0%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	7,500,000	7,543,725
Lower Alabama Gas District (The) Revenue Bonds Series 2016A 09/01/46	5.000%	24,385,000	33,407,206
Total			40,950,931
ALASKA 0.6%
City of Koyukuk Prerefunded 10/01/19 Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	18,330,000	22,082,151
10/01/41	7.750%	4,350,000	5,274,375
Total			27,356,526
ARIZONA 1.9%
Arizona Health Facilities Authority Refunding Revenue Bonds Scottsdale Lincoln Hospital Project Series 2014 12/01/42	5.000%	7,000,000	8,321,250
Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	7,800,000	8,290,932
Series 2014A 01/01/44	5.000%	15,000,000	17,737,500
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010 05/15/35	5.000%	13,750,000	15,485,387
Industrial Development Authority of the County of Pima (The)(a) Revenue Bonds GNMA Mortgage-Backed Securities Series 1989 Escrowed to Maturity AMT 09/01/21	8.200%	8,085,000	9,958,780
Industrial Development Authority of the County of Pima (The)(b) Refunding Revenue Bonds American Leadership Academy Series 2015 06/15/45	5.625%	2,680,000	2,846,106
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	9,775,000	11,044,186
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Salt Verde Financial Corp. Revenue Bonds Senior Series 2007 12/01/32	5.000%	5,400,000	6,762,744
Total			80,446,885
ARKANSAS 0.3%
Pulaski County Public Facilities Board Revenue Bonds Series 2014 12/01/39	5.000%	8,725,000	10,285,466
12/01/42	5.000%	2,000,000	2,362,640
Total			12,648,106
CALIFORNIA 10.8%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/26	6.125%	3,420,000	4,056,975
07/01/41	6.125%	7,015,000	8,171,563
Revenue Bonds Sharp Healthcare Series 2009 08/01/39	6.250%	4,000,000	4,639,640
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c) 07/01/18	6.000%	865,000	864,931
Cabazon Band Mission Indians(b)(c)(d) Revenue Bonds Mortgage Notes Series 2004 10/01/11	0.000%	379,550	127,145
01/01/16	8.375%	1,740,000	582,883
10/01/19	0.000%	8,670,000	2,904,363
Series 2010 10/01/20	0.000%	1,415,000	474,011
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	110,000	123,996
Providence Health & Services Series 2008C 10/01/28	6.250%	2,000,000	2,246,040
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/34	5.875%	4,000,000	4,305,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority(a)(b)(d) Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT 12/01/32	7.500%	1,830,000	1,372,500
California Pollution Control Financing Authority Revenue Bonds Aemerge Redpak Services Southern California, LLC Project Series 2016 AMT(a)(b) 12/01/27	7.000%	2,000,000	2,043,140
California School Finance Authority(b) Revenue Bonds River Springs Charter School Project Series 2015 07/01/46	6.375%	3,000,000	3,246,720
07/01/46	6.375%	415,000	449,130
California State Public Works Board Revenue Bonds Various Capital Projects Series 2012A 04/01/37	5.000%	4,660,000	5,452,340
Subordinated Series 2009I-1 11/01/29	6.125%	6,000,000	7,035,540
Various Correctional Facilities Series 2014A 09/01/39	5.000%	7,000,000	8,497,020
California Statewide Communities Development Authority Prerefunded 01/01/19 Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	3,555,000	4,005,810
Prerefunded 05/15/18 Revenue Bonds University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	5,500,000	6,010,180
Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/29	5.000%	1,650,000	1,841,070
11/01/34	5.000%	3,700,000	4,114,400
Revenue Bonds California Baptist University Series 2014A 11/01/33	6.125%	1,560,000	1,801,909
11/01/43	6.375%	1,035,000	1,205,040
John Muir Health Series 2006A 08/15/32	5.000%	1,000,000	1,002,040
Lancer Plaza Project Series 2013 11/01/43	5.875%	1,875,000	2,023,912
Loma Linda University Medical Center Series 2014 12/01/44	5.250%	3,500,000	4,026,890

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Castaic Lake Water Agency Certificate of Participation Capital Appreciation-Water System Improvement Project Series 1999 (AMBAC)(e) 08/01/24	0.000%	9,445,000	8,103,054
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/22	4.000%	1,500,000	1,682,730
09/01/24	5.000%	1,110,000	1,298,112
09/01/25	5.000%	790,000	915,065
09/01/26	5.000%	1,230,000	1,417,157
09/01/27	5.000%	1,280,000	1,465,626
City of Pomona Refunding Revenue Bonds Mortgage-Backed Securities Series 1990A Escrowed to Maturity (GNMA/FNMA) 05/01/23	7.600%	5,575,000	6,864,776
City of Vernon Electric System Prerefunded 08/01/19 Revenue Bonds Series 2009A 08/01/21	5.125%	640,000	696,755
Unrefunded Revenue Bonds Series 2009A 08/01/21	5.125%	1,490,000	1,664,315
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	4,000,000	4,372,480
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	3,845,000	4,660,448
Series 2014A 01/15/46	5.750%	19,005,000	22,727,889
Foothill-Eastern Transportation Corridor Agency(e) Revenue Bonds Capital Appreciation-Senior Lien Series 1995A Escrowed to Maturity 01/01/18	0.000%	10,000,000	9,885,700
Los Angeles County Schools Regionalized Business Services Corp. Certificate of Participation Capital Appreciation-Pooled Financing Series 1999A (AMBAC)(e) 08/01/22	0.000%	2,180,000	1,924,962
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/29	5.000%	4,800,000	5,380,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norwalk-La Mirada Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2005B (NPFGC)(e) 08/01/23	0.000%	9,790,000	8,529,342
Perris Community Facilities District Special Tax Bonds Series 1991-90-2 Escrowed to Maturity 10/01/21	8.750%	6,165,000	8,500,734
San Francisco City & County Airports Commission-San Francisco International Airport Revenue Bonds Series 2014A AMT(a) 05/01/44	5.000%	24,000,000	27,966,000
San Francisco City & County Redevelopment Agency Prerefunded 08/01/19 Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2009D 08/01/31	6.500%	500,000	586,945
08/01/39	6.625%	1,500,000	1,766,400
State of California Prerefunded 10/01/16 Unlimited General Obligation Bonds Series 2006 10/01/36	4.500%	755,000	760,376
Unlimited General Obligation Bonds Various Purpose Series 2007 12/01/32	5.000%	8,000,000	8,450,880
11/01/37	5.000%	18,000,000	18,928,440
12/01/37	5.000%	10,200,000	10,760,796
Series 2008 03/01/27	5.500%	1,000,000	1,075,790
03/01/38	5.250%	8,250,000	8,820,240
Series 2009 04/01/31	5.750%	32,500,000	36,716,875
04/01/35	6.000%	15,000,000	17,031,300
04/01/38	6.000%	22,500,000	25,546,950
11/01/39	5.500%	15,520,000	17,767,451
Series 2010 03/01/30	5.250%	3,000,000	3,430,050
03/01/33	6.000%	5,000,000	5,900,450
03/01/40	5.500%	17,200,000	19,744,396
Series 2011 09/01/30	5.250%	8,750,000	10,513,387
Series 2012 04/01/35	5.250%	19,275,000	23,225,797
Series 2016 09/01/35	4.000%	3,895,000	4,446,649
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	34,950,000	35,592,031
Unlimited General Obligation Refunding Notes Various Purpose Series 2016 09/01/36	4.000%	2,000,000	2,277,500

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	6,000	6,024
Temecula Public Financing Authority Refunding Special Tax Bonds Wolf Creek Community Facilities District Series 2012 09/01/27	5.000%	1,275,000	1,475,532
09/01/28	5.000%	1,315,000	1,516,432
09/01/29	5.000%	1,405,000	1,612,476
09/01/30	5.000%	1,480,000	1,694,926
09/01/31	5.000%	1,555,000	1,774,208
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2001B (NPFGC) 08/01/24	6.000%	2,320,000	2,774,906
Total			464,877,636
COLORADO 2.3%
City & County of Denver Refunding Revenue Bonds United Air Lines Project Series 2007A AMT(a) 10/01/32	5.250%	5,000,000	5,189,750
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartments LLC Series 2008 06/01/33	5.500%	2,000,000	2,154,480
06/01/38	5.500%	6,000,000	6,463,440
Colorado Educational & Cultural Facilities Authority(b) Improvement Refunding Revenue Bonds Skyview Charter School Series 2014 07/01/34	5.125%	1,525,000	1,666,978
07/01/44	5.375%	2,100,000	2,302,545
07/01/49	5.500%	925,000	1,016,076
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/33	5.000%	5,500,000	6,184,530
Series 2015 12/01/35	5.000%	3,800,000	4,382,882
Valley View Hospital Association Series 2008 05/15/28	5.500%	5,745,000	6,184,952
Revenue Bonds Catholic Health Initiatives Series 2013A 01/01/45	5.250%	10,000,000	11,481,400
Unrefunded Revenue Bonds Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	310,000	311,094

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	5,000,000	5,672,250
E-470 Public Highway Authority(e) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC) 09/01/22	0.000%	6,515,000	5,838,026
Senior Series 2000B (NPFGC) 09/01/18	0.000%	18,600,000	18,073,248
Foothills Metropolitan District Special Assessment Bonds Series 2014 12/01/30	5.750%	1,500,000	1,652,790
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	2,765,000	2,812,005
12/15/37	5.500%	3,100,000	3,144,516
University of Colorado Hospital Authority Refunding Revenue Bonds Series 2009A 11/15/29	6.000%	5,000,000	5,752,700
Revenue Bonds Series 2012A 11/15/42	5.000%	7,325,000	8,608,926
Total			98,892,588
CONNECTICUT 0.8%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/30	5.600%	1,000,000	1,009,330
City of New Haven Unlimited General Obligation Bonds Series 2002C Escrowed to Maturity (NPFGC) 11/01/20	5.000%	10,000	10,356
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/28	5.000%	750,000	824,948
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,500,000	1,692,705

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut State Health & Educational Facility Authority Revenue Bonds Connecticut College Series 2011H-1 07/01/41	5.000%	1,625,000	1,873,024
Danbury Hospital Series 2006H (AMBAC) 07/01/33	4.500%	2,000,000	2,003,020
Loomis Chaffe School Series 2005F (AMBAC) 07/01/25	5.250%	2,035,000	2,620,999
07/01/26	5.250%	1,045,000	1,366,285
Middlesex Hospital Series 2011N 07/01/24	5.000%	425,000	489,974
07/01/26	5.000%	900,000	1,027,323
Sacred Heart University Series 2011G 07/01/31	5.375%	500,000	573,665
Stamford Hospital Series 2012J 07/01/37	5.000%	1,000,000	1,126,250
State Supported Child Care Series 2011 07/01/28	5.000%	1,030,000	1,175,714
07/01/29	5.000%	860,000	979,497
Western Connecticut Health Series 2011M 07/01/41	5.375%	1,500,000	1,714,965
Western Connecticut Health Network Series 2011 07/01/29	5.000%	1,000,000	1,135,930
Connecticut State Health & Educational Facility Authority(b) Revenue Bonds Church Home of Hartford, Inc. Series 2016 09/01/46	5.000%	1,250,000	1,384,450
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	8,750,000	10,339,262
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/28	5.375%	1,750,000	1,864,625
University of Connecticut Revenue Bonds Series 2009A 02/15/28	5.000%	500,000	550,670
Total			33,762,992

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DELAWARE 0.2%
Delaware State Economic Development Authority Refunding Revenue Bonds Gas Facilities-Delmarva Power Series 2010 02/01/31	5.400%	5,000,000	5,650,450
Revenue Bonds Newark Charter School Series 2012 09/01/32	4.625%	2,000,000	2,167,100
09/01/42	5.000%	1,350,000	1,495,273
Total			9,312,823
DISTRICT OF COLUMBIA 0.6%
District of Columbia Refunding Revenue Bonds Children's Hospital Series 2015 07/15/44	5.000%	9,090,000	10,917,726
Friendship Public Charter School Series 2016 06/01/46	5.000%	1,385,000	1,570,175
Revenue Bonds KIPP Charter School Series 2013 07/01/33	6.000%	250,000	301,695
07/01/48	6.000%	1,150,000	1,376,642
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2016 AMT(a) 10/01/36	4.000%	12,500,000	13,761,250
Total			27,927,488
FLORIDA 5.1%
Brevard County Housing Finance Authority Revenue Bonds Compound Interest Series 1985 (FGIC/MGIC)(e) 04/01/17	0.000%	375,000	350,066
Capital Trust Agency, Inc.(b) Revenue Bonds 1st Mortgage Tallahassee Tapestry Senior Housing Project Series 2015 12/01/45	7.000%	1,665,000	1,748,550
Capital Trust Agency, Inc.(d) Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32	0.000%	1,820,000	909,982
City of Lakeland Revenue Bonds Lakeland Regional Health Series 2015 11/15/45	5.000%	22,000,000	25,719,100

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Broward Airport System(a) Refunding Revenue Bonds Series 2012P-1 AMT 10/01/25	5.000%	6,000,000	7,070,640
Revenue Bonds Series 2015A AMT 10/01/45	5.000%	14,000,000	16,488,080
County of Miami-Dade Aviation(a) Refunding Revenue Bonds Series 2014A AMT 10/01/33	5.000%	10,000,000	11,804,800
10/01/36	5.000%	21,400,000	24,935,922
County of Seminole Water & Sewer Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC) 10/01/19	6.000%	930,000	1,008,074
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2012A 06/15/22	5.500%	1,240,000	1,376,226
06/15/32	6.000%	4,000,000	4,430,600
06/15/43	6.125%	5,000,000	5,545,850
Renaissance Charter School Projects Series 2013A 06/15/44	8.500%	15,000,000	17,744,550
Florida Development Finance Corp.(b) Revenue Bonds Miami Arts Charter School Project Series 2014A 06/15/34	5.875%	420,000	446,611
06/15/44	6.000%	3,100,000	3,291,332
Renaissance Charter School Series 2015 06/15/46	6.125%	4,000,000	4,244,240
Renaissance Charter School Inc. Projects Series 2015 06/15/35	6.000%	4,000,000	4,245,400
Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G 11/15/21	5.125%	70,000	70,949
Hillsborough County Aviation Authority Revenue Bonds Tampa International Airport Series 2015A 10/01/44	5.000%	11,115,000	13,247,635
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007 11/01/38	5.250%	5,000,000	5,209,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Miami-Dade County Expressway Authority Revenue Bonds Series 2014A 07/01/44	5.000%	5,000,000	5,877,550
Mid-Bay Bridge Authority Prerefunded 10/01/21 Revenue Bonds Series 2011A 10/01/40	7.250%	7,000,000	9,162,650
Refunding Revenue Bonds Series 2015A 10/01/35	5.000%	3,765,000	4,450,832
Revenue Bonds Series 1991A Escrowed to Maturity 10/01/22	6.875%	2,000,000	2,486,840
Orange County Industrial Development Authority Revenue Bonds VITAG Florida LLC Project Series 2014 AMT(a)(b) 07/01/36	8.000%	12,000,000	12,720,000
Palm Beach County Health Facilities Authority Refunding Revenue Bonds Boca Raton Community Hospital Obligation Group Series 2014 12/01/31	5.000%	1,500,000	1,770,735
Revenue Bonds Sinai Residences of Boca Raton Series 2014 06/01/34	7.250%	685,000	841,584
Sarasota County Public Hospital District Refunding Revenue Bonds Sarasota Memorial Hospital Series 1998B (NPFGC) 07/01/28	5.500%	6,980,000	8,787,960
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(b)(c) 10/01/27	5.250%	9,750,000	10,145,167
State of Florida Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B 06/01/26	5.000%	5,525,000	6,008,272
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/25	5.750%	2,500,000	3,052,925
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	2,705,000	2,713,629
Total			217,906,601

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
GEORGIA 1.3%
Barnesville-Lamar County Industrial Development Authority Revenue Bonds Gordon College Properties Series 2004A 08/01/25	5.000%	1,250,000	1,254,550
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	7,201,438
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	30,000,000	33,971,400
Georgia State Road & Tollway Authority Revenue Bonds I-75 S Express Lanes Project Series 2014(b)(e) 06/01/24	0.000%	625,000	412,231
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Series 1992N 07/01/18	6.250%	155,000	166,106
Series 1992P (AMBAC) 07/01/20	6.250%	1,865,000	2,093,257
Series 2007A (AMBAC) 07/01/26	5.250%	1,000,000	1,309,570
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V Escrowed to Maturity (NPFGC IBC) 01/01/18	6.600%	1,880,000	1,979,208
Unrefunded Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	4,610,000	4,818,095
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	3,000,000	3,040,320
Total			56,246,175
GUAM 0.1%
Territory of Guam Revenue Bonds Section 30 Series 2009A(c) 12/01/34	5.750%	4,150,000	4,641,526

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HAWAII 0.7%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	6,500,000	7,348,770
Series 2010B 07/01/30	5.625%	1,220,000	1,402,927
07/01/40	5.750%	1,630,000	1,862,764
State of Hawaii Airports System Certificate of Participation Series 2013 AMT(a) 08/01/28	5.000%	1,775,000	2,082,820
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/21	5.000%	1,000,000	1,143,560
11/15/27	5.000%	1,400,000	1,601,208
11/15/32	5.125%	1,300,000	1,463,670
11/15/37	5.250%	1,945,000	2,188,300
Revenue Bonds 15 Craigside Project Series 2009A 11/15/29	8.750%	965,000	1,177,300
11/15/44	9.000%	3,000,000	3,660,570
Hawaii Pacific University Series 2013A 07/01/33	6.625%	1,430,000	1,635,677
07/01/43	6.875%	2,795,000	3,221,377
Total			28,788,943
IDAHO 0.6%
Idaho Health Facilities Authority Prerefunded 12/01/18 Revenue Bonds Trinity Health Group Series 2008B 12/01/23	6.000%	1,000,000	1,123,850
12/01/33	6.250%	6,000,000	6,777,840
Revenue Bonds Terraces of Boise Project Series 2014A 10/01/34	7.750%	9,135,000	10,245,542
10/01/44	8.000%	3,635,000	4,110,058
10/01/49	8.125%	4,365,000	4,940,176
Total			27,197,466
ILLINOIS 14.0%
Chicago Midway International Airport(a) Refunding Revenue Bonds 2nd Lien Series 2014A AMT 01/01/41	5.000%	10,000,000	11,436,100
Series 2016A AMT 01/01/32	4.000%	3,000,000	3,283,260
01/01/33	4.000%	3,500,000	3,812,340

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O'Hare International Airport Revenue Bonds Series 2015D 01/01/46	5.000%	7,310,000	8,677,847
Chicago O'Hare International Airport(a) Revenue Bonds Series 2015C AMT 01/01/46	5.000%	6,500,000	7,481,890
City of Chicago Wastewater Transmission Refunding Revenue Bonds 2nd Lien Series 2015C 01/01/34	5.000%	1,250,000	1,443,875
01/01/39	5.000%	2,970,000	3,404,363
Revenue Bonds 2nd Lien Series 2014 01/01/39	5.000%	4,000,000	4,511,680
01/01/44	5.000%	4,000,000	4,500,360
City of Chicago Wastewater Transmission(e) Refunding Revenue Bonds Capital Appreciation Series 1998A (NPFGC) 01/01/20	0.000%	7,275,000	6,567,943
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2016 11/01/26	5.000%	935,000	1,151,611
Revenue Bonds 2nd Lien Series 2014 11/01/34	5.000%	1,000,000	1,159,520
11/01/39	5.000%	2,000,000	2,299,960
11/01/44	5.000%	2,850,000	3,268,437
Series 2016 11/01/28	5.000%	865,000	1,045,007
11/01/29	5.000%	1,750,000	2,107,525
11/01/30	5.000%	1,000,000	1,199,840
City of Chicago Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	2,665,000	2,726,029
Unlimited General Obligation Bonds Project Series 2011A 01/01/40	5.000%	27,625,000	27,808,982
Series 2012A 01/01/33	5.000%	7,450,000	7,591,326
01/01/34	5.000%	10,510,000	10,699,285
Series 2009C 01/01/34	5.000%	1,890,000	1,906,821
01/01/40	5.000%	26,730,000	26,959,343

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A 01/01/33	5.500%	8,350,000	8,738,943
01/01/39	5.500%	1,500,000	1,553,055
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/30	5.250%	4,200,000	4,385,976
01/01/33	5.250%	10,250,000	10,631,915
01/01/34	5.000%	5,000,000	5,118,050
01/01/35	5.000%	3,000,000	3,063,270
01/01/36	5.000%	21,360,000	21,756,869
Series 2005D 01/01/40	5.500%	2,000,000	2,067,960
Series 2007E 01/01/42	5.500%	1,000,000	1,032,600
County of Champaign Unlimited General Obligation Bonds Public Safety Sales Tax Series 1999 (NPFGC) 01/01/20	8.250%	1,015,000	1,252,662
01/01/23	8.250%	1,420,000	1,966,856
DeKalb County Community Unit School District No. 424 Genoa-Kingston Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AMBAC)(e) 01/01/21	0.000%	2,675,000	2,441,071
Illinois Finance Authority Prerefunded 05/01/19 Revenue Bonds Rush University Medical Center Series 2009C 11/01/39	6.625%	8,000,000	9,299,280
Prerefunded 08/15/19 Revenue Bonds Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	39,300,000	46,515,480
Refunding Revenue Bonds Mercy Health System Obligation Series 2016 12/01/46	5.000%	14,000,000	16,395,680
Northwest Community Hospital Series 2016A 07/01/37	4.000%	5,000,000	5,355,250
07/01/38	4.000%	5,000,000	5,377,300
Rush University Medical Center Series 2015A 11/15/38	5.000%	20,145,000	23,905,870
Series 2015B 11/15/39	5.000%	6,590,000	7,803,219
Silver Cross Hospital & Medical Centers Series 2015C 08/15/44	5.000%	9,400,000	10,855,214
Swedish Covenant Series 2010A 08/15/38	6.000%	12,505,000	14,071,126

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	5,550,000	6,426,845
Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	2,000,000	2,297,820
Series 2009B 08/15/30	5.750%	10,000,000	11,489,100
Riverside Health System Series 2009 11/15/35	6.250%	8,200,000	9,478,708
South Suburban Series 1992 Escrowed to Maturity 02/15/18	7.000%	840,000	891,089
Illinois Finance Authority(e) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	68,000,000	65,104,560
Illinois State Toll Highway Authority Revenue Bonds Series 2014C 01/01/36	5.000%	5,000,000	5,960,700
01/01/38	5.000%	6,650,000	7,922,145
01/01/39	5.000%	5,000,000	5,956,500
Lake County School District No. 56 Gurnee Unlimited General Obligation Bonds Series 1997 Escrowed to Maturity (NPFGC) 01/01/17	9.000%	1,235,000	1,279,151
Unrefunded Unlimited General Obligation Bonds Series 1997 (NPFGC) 01/01/17	9.000%	155,000	160,298
Metropolitan Water Reclamation District of Greater Chicago Limited General Obligation Refunding Bonds Series 2007C 12/01/33	5.250%	13,210,000	17,183,964
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	15,000,000	17,987,400
Regional Transportation Authority Revenue Bonds Series 1994C (NPFGC) 06/01/20	7.750%	3,585,000	4,133,828
Series 2002A (NPFGC) 07/01/31	6.000%	5,400,000	7,851,546
State of Illinois Revenue Bonds 1st Series 2002 (NPFGC) 06/15/23	6.000%	4,000,000	5,126,600
Unlimited General Obligation Bonds 1st Series 2001 (NPFGC) 11/01/26	6.000%	3,000,000	3,647,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006 01/01/31	5.500%	7,985,000	9,649,793
Series 2012 03/01/35	5.000%	2,725,000	2,903,706
03/01/36	5.000%	2,000,000	2,125,980
Series 2013 07/01/38	5.500%	4,125,000	4,595,951
Series 2013A 04/01/36	5.000%	8,000,000	8,589,920
Series 2014 05/01/36	5.000%	2,300,000	2,493,407
02/01/39	5.000%	23,000,000	24,834,480
04/01/39	5.000%	10,000,000	10,812,400
05/01/39	5.000%	6,175,000	6,681,288
Series 2016 01/01/41	5.000%	9,580,000	10,530,815
Total			604,746,774
INDIANA 1.5%
County of Jasper Refunding Revenue Bonds Northern Indiana Public Services Series 1994C (NPFGC) 04/01/19	5.850%	3,000,000	3,338,610
Series 2003-RMKT (AMBAC) 07/01/17	5.700%	2,000,000	2,087,580
Crown Point Multi School Building Corp. Revenue Bonds 1st Mortgage Series 2000 (NPFGC)(e) 01/15/19	0.000%	8,165,000	7,938,993
Hospital Authority of Vigo County Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	3,950,000	4,061,153
Indiana Finance Authority Refunding Revenue Bonds Series 2007A (NPFGC) 06/01/29	4.500%	10,000,000	10,132,000
Sisters of St. Francis Health Series 2008 11/01/32	5.375%	4,000,000	4,369,960
Revenue Bonds 1st Lien-CWA Authority, Inc. Series 2011A 10/01/31	5.250%	8,335,000	9,962,742
BHI Senior Living Series 2011 11/15/31	5.500%	1,175,000	1,333,143
11/15/41	5.750%	5,655,000	6,428,604
Parkview Health System Series 2009A 05/01/31	5.750%	6,500,000	7,357,935

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Finance Authority(a) Revenue Bonds I-69 Development Partners LLC Series 2014 AMT 09/01/40	5.250%	8,000,000	8,907,040
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT(a)(d) 11/15/31	0.000%	1,022,832	6,342
Total			65,924,102
IOWA 0.4%
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/32	5.500%	1,500,000	1,570,185
09/01/37	5.500%	2,500,000	2,603,650
09/01/43	5.750%	2,630,000	2,757,266
Iowa Student Loan Liquidity Corp.(a) Revenue Bonds Senior Series 2011A-2 AMT 12/01/26	5.600%	4,945,000	5,344,853
12/01/27	5.700%	3,405,000	3,657,753
Total			15,933,707
KANSAS 1.0%
City of Overland Park Revenue Bonds Prairiefire Lionsgate Project Series 2012 12/15/29	5.250%	11,000,000	10,234,290
University of Kansas Hospital Authority Improvement Refunding Revenue Bonds Kansas University Health System Series 2015 09/01/45	5.000%	29,000,000	34,549,440
Total			44,783,730
KENTUCKY 2.1%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health System Series 2010B 03/01/40	6.375%	5,800,000	6,698,130
Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	3,200,000	3,445,728
12/01/38	6.000%	2,850,000	3,064,007
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	14,550,000	16,846,426

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky Municipal Power Agency Refunding Revenue Bonds Series 2015A 09/01/42	5.000%	6,600,000	7,769,454
Louisville & Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	14,000,000	15,090,740
Louisville/Jefferson County Metropolitan Government Refunding Revenue Bonds Norton Healthcare, Inc. Series 2016(f) 10/01/35	4.000%	31,565,000	34,770,110
Paducah Electric Plant Board Refunding Revenue Bonds Series 2016A (AGM) 10/01/33	5.000%	2,045,000	2,450,789
Total			90,135,384
LOUISIANA 3.1%
Louisiana Housing Corp. Revenue Bonds Homeownership Program Series 2008A (GNMA/FHLMC) 12/01/23	4.875%	445,000	469,951
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	6,250,000	7,522,000
Louisiana Public Facilities Authority Refunding Revenue Bonds Ochsner Clinic Foundation Series 2016 05/15/35	4.000%	2,500,000	2,717,350
05/15/41	4.000%	2,500,000	2,721,800
05/15/47	5.000%	1,200,000	1,429,848
Unrefunded Revenue Bonds Tulane University Project Series 2007 (NPFGC) 02/15/26	5.000%	905,000	925,824
Louisiana Public Facilities Authority(a) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	25,000,000	28,322,500
Louisiana Pellets, Inc. Project Series 2013 AMT 07/01/39	10.500%	10,000,000	5,763,200

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority(a)(b) Revenue Bonds Louisiana Pellets, Inc. Project Series 2015 AMT 07/01/39	7.750%	10,000,000	5,765,200
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/30	6.250%	5,250,000	5,815,740
01/01/40	6.500%	20,400,000	22,811,892
New Orleans Aviation Board(a) Revenue Bonds Series 2015B AMT 01/01/45	5.000%	21,150,000	24,498,680
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010 12/01/40	4.000%	7,900,000	8,788,592
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	14,600,000	14,929,522
Total			132,482,099
MARYLAND 1.4%
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006 07/01/36	5.500%	6,493,000	6,500,142
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/37	5.000%	5,000,000	5,071,800
Maryland Economic Development Corp. Prerefunded 06/01/18 Revenue Bonds University of Maryland College Park Projects Series 2008 06/01/33	5.750%	1,600,000	1,750,960
Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	2,000,000	1,987,320
Revenue Bonds Salisbury University Project Series 2012 06/01/30	5.000%	400,000	444,580
Towson University Project Senior Series 2012 07/01/29	5.000%	650,000	752,096

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Economic Development Corp.(a) Revenue Bonds Purple Line Light Rail Project Series 2016 AMT 03/31/46	5.000%	2,700,000	3,264,948
03/31/51	5.000%	2,200,000	2,653,750
Maryland Health & Higher Educational Facilities Authority Prerefunded 01/01/18 Revenue Bonds Washington County Hospital Series 2008 01/01/33	5.750%	3,495,000	3,752,092
Prerefunded 07/01/19 Revenue Bonds Anne Arundel Health System Series 2009A 07/01/39	6.750%	5,000,000	5,876,650
Refunding Revenue Bonds Mercy Medical Center Series 2016A 07/01/42	4.000%	5,250,000	5,641,545
Meritus Medical Center Issue Series 2015 07/01/45	5.000%	3,000,000	3,517,830
Western Maryland Health System Series 2014 07/01/34	5.250%	6,885,000	8,199,829
Revenue Bonds University of Maryland Medical System Series 2005 (AMBAC) 07/01/28	5.250%	3,000,000	3,221,850
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16	8.500%	6,615,222	6,610,327
Total			59,245,719
MASSACHUSETTS 4.1%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/30	5.250%	1,000,000	1,120,000
Boston Water & Sewer Commission Revenue Bonds General Senior Series 1993A 11/01/19	5.250%	2,900,000	3,106,248
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	4,500,000	6,005,025
01/01/30	5.500%	2,500,000	3,443,725

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994C (AGM) 03/01/19	7.000%	915,000	966,249
Revenue Bonds Senior Series 2005B (NPFGC) 07/01/26	5.500%	1,500,000	2,030,670
Senior Series 2008B 07/01/27	5.250%	710,000	954,829
Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	625,000	734,806
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/30	5.250%	1,000,000	1,384,910
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/17	6.000%	12,445,000	13,131,342
Massachusetts Department of Transportation Revenue Bonds Capital Appreciation Senior Series 1997C (NPFGC)(e) 01/01/18	0.000%	4,700,000	4,639,699
Massachusetts Development Finance Agency Prerefunded 07/01/22 Revenue Bonds Boston Medical Center Series 2012 07/01/29	5.000%	80,000	97,944
Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,145,000	1,153,736
South Shore Hospital Series 2016I 07/01/36	4.000%	1,250,000	1,353,212
Revenue Bonds Adventcare Project Series 2007A 10/15/28	6.650%	5,000,000	5,161,350
Boston College Series 2009Q-2 07/01/29	5.000%	1,455,000	1,630,488
Covenant Health System Obligation Group Series 2012 07/01/31	5.000%	1,000,000	1,137,980
Evergreen Center, Inc. Series 2005 01/01/35	5.500%	750,000	751,065
Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	1,000,000	1,145,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Linden Ponds, Inc. Facility Series 2011A-2 11/15/46	5.500%	154,325	149,688
Partners Healthcare Series 2012L 07/01/36	5.000%	1,000,000	1,167,530
WGBH Educational Foundation Series 2002A (AMBAC) 01/01/42	5.750%	2,000,000	2,937,080
Unrefunded Revenue Bonds Boston Medical Center Series 2012 07/01/29	5.000%	425,000	485,150
Education-Dexter School Project Series 2007 05/01/26	4.500%	190,000	193,430
Massachusetts Development Finance Agency(e) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	767,588	4,275
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/28	6.000%	445,000	474,837
Massachusetts Educational Financing Authority(a) Refunding Revenue Bonds Series 2016J AMT 07/01/33	3.500%	15,000,000	15,291,300
Revenue Bonds Education Loan Series 2014-I AMT 01/01/25	5.000%	12,450,000	14,769,186
01/01/27	5.000%	3,000,000	3,573,900
Issue I Series 2010B AMT 01/01/31	5.700%	4,445,000	4,847,584
Series 2008H (AGM) AMT 01/01/30	6.350%	4,190,000	4,403,690
Series 2011J AMT 07/01/33	5.625%	1,500,000	1,680,360
Series 2012J AMT 07/01/25	4.625%	4,890,000	5,175,234
07/01/28	4.900%	640,000	672,755
Massachusetts Health & Educational Facilities Authority Prerefunded 10/15/19 Revenue Bonds Springfield College Series 2010 10/15/40	5.625%	4,500,000	5,186,160
Revenue Bonds Harvard University Series 2009A 11/15/36	5.500%	1,000,000	1,113,220
Massachusetts Eye & Ear Infirmary Series 2010C 07/01/35	5.375%	1,000,000	1,125,480

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Milford Regional Medical Center Series 2007E 07/15/22	5.000%	1,250,000	1,300,063
07/15/32	5.000%	4,720,000	4,888,079
07/15/37	5.000%	500,000	517,025
Partners Healthcare Series 2010J-1 07/01/34	5.000%	11,400,000	12,757,398
Suffolk University Series 2009A 07/01/30	6.250%	1,000,000	1,141,320
Tufts University Series 2009M 02/15/28	5.500%	1,000,000	1,353,370
Massachusetts Housing Finance Agency(a) Revenue Bonds Housing Series 2011A AMT 12/01/36	5.250%	1,185,000	1,262,345
Series 2010C AMT 12/01/30	5.000%	825,000	873,617
Massachusetts Port Authority(a) Revenue Bonds Bosfuel Project Series 2007 (NPFGC) AMT 07/01/32	5.000%	2,000,000	2,063,380
Series 2016B AMT 07/01/46	4.000%	28,000,000	30,237,200
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(e) 05/01/23	0.000%	3,000,000	2,705,910
Massachusetts Water Resources Authority Revenue Bonds Series 1992A Escrowed to Maturity 07/15/19	6.500%	2,355,000	2,563,394
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/36	5.250%	3,000,000	3,541,230
Total			178,404,208
MICHIGAN 2.9%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013(d) 06/01/22	5.500%	2,000,000	1,399,940
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	11,925,000	13,670,104

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2011A 07/01/36	5.000%	4,105,000	4,551,337
07/01/41	5.250%	8,765,000	9,844,410
Unrefunded Revenue Bonds Senior Lien Series 2003A (NPFGC) 07/01/34	5.000%	5,000	5,016
Grand Traverse Academy Refunding Revenue Bonds Series 2007 11/01/17	5.000%	390,000	397,055
11/01/22	5.000%	750,000	759,690
11/01/32	4.750%	1,170,000	1,169,918
Grand Traverse County Hospital Finance Authority Revenue Bonds Munson Healthcare Series 2014A 07/01/47	5.000%	1,200,000	1,395,024
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-6 07/01/33	5.000%	1,070,000	1,250,263
Revenue Bonds Beaumont Health Credit Group Series 2016S 11/01/44	5.000%	16,760,000	19,973,395
Local Government Loan Program - Detroit Series 2015 07/01/34	5.000%	1,595,000	1,879,963
07/01/35	5.000%	4,830,000	5,672,014
Senior Lien-Detroit Water & Sewer Series 2014C-1 07/01/44	5.000%	2,000,000	2,253,660
Michigan Finance Authority(a) Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-2 AMT 07/01/44	5.000%	1,500,000	1,653,075
Michigan Strategic Fund Refunding Revenue Bonds Collateral Detroit Fund-Pollution Series 1991BB (AMBAC) 05/01/21	7.000%	2,505,000	3,150,363
Paw Paw Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC) (Qualified School Board Loan Fund) 05/01/25	5.000%	1,020,000	1,304,519

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/39	5.000%	9,425,000	10,959,484
St. Johns Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.100%	1,790,000	2,186,324
Wayne County Airport Authority Revenue Bonds Series 2015D 12/01/45	5.000%	21,445,000	25,258,993
Wayne County Airport Authority(a) Refunding Revenue Bonds Series 2015F AMT 12/01/33	5.000%	11,495,000	13,601,574
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.500%	905,000	1,058,732
Total			123,394,853
MINNESOTA 3.2%
City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015 07/01/45	6.125%	11,775,000	12,882,556
City of Minneapolis Prerefunded 11/15/18 Revenue Bonds Fairview Health Services Series 2008A 11/15/32	6.750%	7,500,000	8,543,400
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	10,775,000	11,789,035
07/01/30	5.750%	3,200,000	3,516,416
Prerefunded 07/01/19 Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	16,825,000	19,294,237
County of Meeker Revenue Bonds Hospital Facilities Memorial Hospital Project Series 2007 11/01/37	5.750%	1,750,000	1,813,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/30	5.000%	900,000	1,088,037
11/15/40	5.000%	935,000	1,109,004
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	4,000,000	4,357,240
03/01/40	6.500%	2,800,000	3,066,028
Southern Minnesota Municipal Power Agency(e) Revenue Bonds Capital Appreciation Series 1994A (NPFGC) 01/01/22	0.000%	27,500,000	25,237,025
01/01/23	0.000%	26,500,000	23,769,970
01/01/25	0.000%	17,500,000	14,985,775
St. Cloud Housing & Redevelopment Authority Revenue Bonds Sanctuary St. Cloud Project Series 2016A(f) 08/01/36	5.250%	7,135,000	7,134,715
Total			138,587,278
MISSISSIPPI 0.4%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	2,470,000	3,089,896
Medical Center Educational Building Corp. Refunding Revenue Bonds University of Mississippi Medical Center Series 1998B (AMBAC) 12/01/23	5.500%	5,300,000	6,205,770
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	5,515,000	5,966,127
Total			15,261,793
MISSOURI 2.0%
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	1,430,000	1,497,868
11/01/39	6.875%	1,500,000	1,595,460

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Senior Series 2010 02/01/42	5.500%	2,000,000	2,193,140
Series 2011 02/01/31	5.750%	1,730,000	2,004,136
02/01/41	6.000%	2,600,000	3,003,468
Series 2014 02/01/35	5.000%	7,350,000	8,268,309
02/01/44	5.000%	12,725,000	14,296,665
Industrial Development Authority of the City of St. Louis (The) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC)(e) 07/15/18	0.000%	2,000,000	1,941,100
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	12,000,000	13,626,240
Missouri Development Finance Board Revenue Bonds Procter & Gamble Paper Products Series 1999 AMT(a) 03/15/29	5.200%	6,385,000	8,290,028
Missouri Joint Municipal Electric Utility Commission Refunding Revenue Bonds Series 2016A 12/01/41	4.000%	17,485,000	19,278,087
St. Louis Area Housing Finance Corp. Revenue Bonds Wellington Arms III Project Series 1979 01/01/21	7.375%	699,206	700,647
St. Louis County Industrial Development Authority Prerefunded 12/01/17 Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	7,000,000	7,544,250
Revenue Bonds Friendship Village Sunset Hills Series 2013A 09/01/33	5.500%	2,750,000	3,170,832
Total			87,410,230
NEBRASKA 1.2%
Douglas County Hospital Authority No. 2 Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	971,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Madonna Rehabilitation Hospital Series 2014 05/15/28	5.000%	2,025,000	2,387,131
05/15/29	5.000%	2,125,000	2,495,748
05/15/30	5.000%	2,000,000	2,342,760
05/15/36	5.000%	1,000,000	1,145,520
05/15/44	5.000%	6,400,000	7,326,528
Douglas County Hospital Authority No. 3 Refunding Revenue Bonds Health Facilities - Nebraska Methodist Health System Series 2015 11/01/45	5.000%	12,500,000	14,705,750
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	11,500,000	12,630,565
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008 09/01/28	4.750%	6,800,000	7,303,744
Total			51,309,171
NEVADA 1.2%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,500,000	2,799,925
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(b) 06/15/28	6.750%	2,000,000	2,121,540
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A 07/01/34	5.250%	12,000,000	13,515,120
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	18,750,000	21,015,562
Henderson Local Improvement Districts Special Assessment Bonds No. T-18 Series 2006T-18 09/01/35	5.300%	7,610,000	6,841,390

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Nevada Department of Business & Industry(a) Revenue Bonds Republic Services, Inc. Project Series 2003 AMT 12/01/26	5.625%	2,000,000	2,133,980
State of Nevada Department of Business & Industry(b) Revenue Bonds Somerset Academy Series 2015A 12/15/35	5.000%	1,025,000	1,070,992
Total			49,498,509
NEW JERSEY 2.8%
Middlesex County Improvement Authority(d) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	0.000%	1,500,000	44,895
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37	0.000%	4,000,000	157,720
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2005N-1 (AGM) 09/01/25	5.500%	14,500,000	18,088,025
Series 2005N-1 (NPFGC) 09/01/27	5.500%	5,000,000	6,288,150
Revenue Bonds Lions Gate Project Series 2014 01/01/34	5.000%	1,000,000	1,070,930
01/01/44	5.250%	2,000,000	2,153,800
MSU Student Housing Project-Provident Series 2010 06/01/31	5.750%	4,350,000	4,927,375
06/01/42	5.875%	14,500,000	16,379,490
Provident Group-Rowan Properties LLC Series 2015 01/01/48	5.000%	7,200,000	8,110,368
Series 2015WW 06/15/40	5.250%	2,750,000	3,121,140
New Jersey Economic Development Authority(a) Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT 09/15/23	5.125%	5,000,000	5,638,100
09/15/29	5.250%	2,500,000	2,799,325
New Jersey Environmental Infrastructure Trust Prerefunded 09/01/16 Revenue Bonds Environmental Series 2007 09/01/22	5.000%	35,000	35,141

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007A 09/01/22	5.000%	10,000	10,041
09/01/22	5.000%	5,000	5,020
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	4,000,000	4,376,520
Virtua Health Series 2009 07/01/33	5.750%	750,000	847,463
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation Program Series 2015AA 06/15/45	5.000%	10,000,000	11,095,500
Transportation System Series 2006A 12/15/23	5.500%	3,000,000	3,563,310
Series 2011B 06/15/31	5.500%	7,250,000	8,221,355
New Jersey Turnpike Authority Refunding Revenue Bonds Series 2005A (AGM) 01/01/30	5.250%	2,000,000	2,727,900
Revenue Bonds Series 2004C-2 (AMBAC) 01/01/25	5.500%	2,500,000	3,206,325
Union County Utilities Authority Refunding Revenue Bonds Covanta Union Series 2011 AMT(a) 12/01/31	5.250%	15,000,000	16,913,250
Total			119,781,143
NEW MEXICO 0.4%
New Mexico Hospital Equipment Loan Council Prerefunded 08/01/18 Revenue Bonds Presbyterian Healthcare Services Series 2008 08/01/32	6.375%	2,730,000	3,040,619
08/01/32	6.375%	5,920,000	6,593,578
Revenue Bonds Presbyterian Healthcare Services Series 2009 08/01/39	5.000%	6,500,000	7,158,060
Total			16,792,257
NEW YORK 3.4%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	6,500,000	7,449,715

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Build NYC Resource Corp. Refunding Revenue Bonds Pratt Paper, Inc. Project Series 2014 AMT(a)(b) 01/01/25	4.500%	500,000	555,560
Long Island Power Authority Prerefunded 05/01/19 Revenue Bonds Series 2008A 05/01/33	6.000%	2,725,000	3,118,190
Refunding Revenue Bonds Series 2014A 09/01/44	5.000%	2,250,000	2,677,725
Metropolitan Transportation Authority Prerefunded 11/15/17 Revenue Bonds Transportation Series 2007A (AGM) 11/15/33	5.000%	12,000,000	12,691,320
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/24	5.000%	3,000,000	3,045,660
Pilot-Yankee Stadium-Payment I Series 2006I (FGIC) 03/01/46	5.000%	2,000,000	2,006,120
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-4 01/15/25	5.125%	2,000,000	2,219,580
New York State Dormitory Authority Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/37	5.500%	6,250,000	7,075,812
Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/18	5.750%	2,380,000	2,526,632
07/01/20	6.000%	13,350,000	15,475,453
Independent School District-Educational Housing Services Series 2005 (AMBAC) 07/01/30	5.250%	3,000,000	3,878,760
Orange Regional Medical Center Series 2008 12/01/29	6.125%	2,250,000	2,455,560
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-New York City Municipal Water Series 2008A 06/15/28	5.000%	1,000,000	1,080,000
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Transportation Development Corp.(a) Revenue Bonds LaGuardia Airport Terminal B Redevelopment Project Series 2016 AMT 07/01/46	4.000%	7,000,000	7,282,450
Laguardia Airport Terminal B Redevelopment Series 2016 AMT 07/01/41	4.000%	10,000,000	10,463,000
Laguardia Airport Terminal B Redevelopment Project Series 2016 AMT 01/01/50	5.250%	7,500,000	8,687,550
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/36	6.000%	7,000,000	8,257,830
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	4,000,000	4,001,360
JFK International Air Terminal Special Project Series 1997 (NPFGC) AMT 12/01/22	5.750%	6,500,000	6,643,065
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	6,085,000	6,088,347
Triborough Bridge & Tunnel Authority Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/21	6.125%	11,000,000	12,698,400
Ulster County Capital Resource Corp.(b) Refunding Revenue Bonds Alliance Senior Living Co. Series 2014B 09/15/44	7.000%	2,765,000	2,926,891
Ulster County Capital Resource Corp.(b)(e) Refunding Revenue Bonds Alliance Senior Living Co. Series 2014A 09/15/44	0.000%	545,000	487,470
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/37	6.000%	2,000,000	2,035,700
09/15/42	6.000%	7,000,000	7,117,250

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Local Development Corp. Refunding Revenue Bonds Westchester Medical Center Series 2016 11/01/46	5.000%	4,000,000	4,695,160
Total			147,640,560
NORTH CAROLINA 0.9%
City of High Point Combined Water & Sewer System Revenue Bonds Series 2008 (AGM) 11/01/28	5.000%	350,000	383,163
Durham Housing Authority Revenue Bonds Magnolia Pointe Apartments Series 2005 AMT(a) 02/01/38	5.650%	3,070,007	3,236,186
North Carolina Capital Facilities Finance Agency Refunding Revenue Bonds Wake Forest University Series 2016 01/01/37	4.000%	1,000,000	1,133,890
01/01/38	4.000%	2,500,000	2,834,725
North Carolina Department of Transportation Revenue Bonds I-77 Hot Lanes Project Series 2015 AMT(a) 06/30/54	5.000%	10,000,000	11,230,100
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/19 Revenue Bonds Series 2009A 01/01/26	5.500%	300,000	335,064
Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,940,000	2,454,197
Unrefunded Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	2,185,000	2,369,239
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/33	5.000%	5,000,000	5,190,250
Revenue Bonds 1st Mortgage-Deerfield Episcopal Series 2008A 11/01/33	6.000%	4,060,000	4,435,144
1st Mortgage-Presbyterian Homes Series 2006 10/01/31	5.500%	2,500,000	2,511,800
Health Care Housing-Arc Projects Series 2004A 10/01/34	5.800%	1,400,000	1,404,018
Total			37,517,776

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NORTH DAKOTA 0.3%
County of McLean Revenue Bonds Great River Energy Series 2010B 07/01/40	5.150%	7,900,000	8,614,950
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/29	5.125%	4,490,000	4,504,278
Total			13,119,228
OHIO 1.5%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/37	5.000%	13,220,000	15,366,796
Greenup Hydroelectric Project Series 2016A 02/15/35	4.000%	1,370,000	1,516,522
02/15/36	4.000%	500,000	552,150
City of Lakewood Water System Revenue Bonds Mortgage Series 1995 (AMBAC) 07/01/20	5.850%	865,000	957,071
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	2,380,000	2,688,543
08/01/41	5.250%	6,900,000	7,784,097
Cleveland Department of Public Utilities Division of Public Power Revenue Bonds Series 2008B-1 (NPFGC) 11/15/28	5.000%	500,000	534,445
Cleveland Department of Public Utilities Division of Water Refunding Revenue Bonds 1st Mortgage Series 1993G (NPFGC) 01/01/21	5.500%	3,400,000	3,770,260
Ohio Higher Educational Facility Commission Revenue Bonds University of Dayton Project Series 2009 12/01/24	5.500%	3,000,000	3,321,780
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/26	5.500%	3,000,000	3,944,220

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Ohio Revenue Bonds Portsmouth Bypass Project Series 2015 AMT(a) 06/30/53	5.000%	9,835,000	11,116,992
Toledo-Lucas County Port Authority Refunding Revenue Bonds CSX Transportation, Inc. Project Series 1992 12/15/21	6.450%	3,950,000	4,953,260
Revenue Bonds University of Toledo Project Series 2014 07/01/46	5.000%	5,000,000	5,485,850
Special Assessment Bonds Town Square at Levi Commons Series 2007 11/01/36	5.400%	2,605,000	1,822,406
Total			63,814,392
OREGON 0.3%
Benton County Hospital Facilities Authority Unrefunded Revenue Bonds Samaritan Health Series 1998 10/01/28	5.125%	655,000	657,181
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Project Series 2014 05/01/40	5.000%	1,500,000	1,703,250
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c) 10/01/26	5.625%	3,500,000	3,514,630
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/44	5.400%	3,225,000	3,633,866
Oregon Health & Science University Prerefunded 06/01/19 Revenue Bonds Series 2009A 07/01/39	5.750%	4,500,000	5,151,915
Total			14,660,842
PENNSYLVANIA 4.4%
Butler County Hospital Authority Prerefunded 07/01/19 Revenue Bonds Butler Health Systems Project Series 2009 07/01/39	7.250%	7,000,000	8,314,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cumberland County Municipal Authority Refunding Revenue Bonds Diakon Lutheran Ministries Series 2015 01/01/38	5.000%	8,490,000	9,917,254
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,400,000	4,400,552
Delaware Valley Regional Finance Authority Revenue Bonds Series 1997C (AMBAC) 07/01/27	7.750%	1,000,000	1,490,570
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/45	5.250%	11,150,000	12,779,015
Northampton County General Purpose Authority Prerefunded 08/15/18 Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	4,000,000	4,384,280
Pennsylvania Convention Center Authority Revenue Bonds Series 1989A Escrowed to Maturity (FGIC) 09/01/19	6.000%	14,010,000	15,466,339
Pennsylvania Economic Development Financing Authority Revenue Bonds Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	5,325,000	5,893,816
Pennsylvania Economic Development Financing Authority(a) Revenue Bonds PA Bridges Finco LP Series 2015 AMT 06/30/42	5.000%	23,700,000	27,851,292
Proctor & Gamble Paper Project Series 2001 AMT 03/01/31	5.375%	1,000,000	1,337,990
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2008 07/01/28	5.750%	3,000,000	3,154,620
Series 2010 07/01/43	6.000%	4,750,000	5,207,093
Pennsylvania Turnpike Commission Refunding Subordinated Revenue Bonds Series 2015A-1 12/01/45	5.250%	25,295,000	30,332,752
Series 2016A-1 12/01/46	5.000%	10,000,000	11,653,500

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2014B 12/01/44	5.250%	10,000,000	11,802,300
Subordinated Revenue Bonds Series 2014A-1 12/01/43	5.000%	16,940,000	19,639,220
Philadelphia Authority for Industrial Development Revenue Bonds First Philadelphia Preparatory Charter School Series 2014 06/15/43	7.250%	5,475,000	6,613,417
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	2,500,000	2,816,875
Redevelopment Authority of the City of Philadelphia Subordinated Revenue Bonds Series 1986B Escrowed to Maturity (GNMA) 06/01/17	9.000%	450,000	481,658
Washington County Industrial Development Authority Revenue Bonds Washington Jefferson College Series 2010 11/01/36	5.000%	4,850,000	5,458,723
Westmoreland County Municipal Authority Revenue Bonds Capital Appreciation Series 1999A (NPFGC)(e) 08/15/22	0.000%	2,000,000	1,787,780
Total			190,783,926
PUERTO RICO 0.6%
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2007UU (AGM) 07/01/23	5.000%	1,000,000	1,009,160
Revenue Bonds Series 2003NN (NPFGC) 07/01/21	5.250%	3,500,000	3,699,710
Puerto Rico Highways & Transportation Authority(c) Refunding Revenue Bonds Series 2003AA (NPFGC) 07/01/20	5.500%	180,000	191,317
Puerto Rico Highways & Transportation Authority(c)(d) Revenue Bonds Series 2005K 07/01/20	5.000%	5,000,000	1,275,000
Puerto Rico Public Buildings Authority(c)(d) Refunding Revenue Bonds Government Facilities Series 2002F 07/01/20	5.250%	2,000,000	1,203,760

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007M 07/01/31	6.250%	19,000,000	11,518,750
Puerto Rico Public Finance Corp.(c) Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	450,000	603,360
Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity 08/01/26	6.000%	2,470,000	3,380,491
Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	1,050,000	1,407,840
Total			24,289,388
SOUTH CAROLINA 1.5%
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A 10/01/26	5.250%	1,495,000	1,496,525
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,250,000	1,525,138
Unrefunded Revenue Bonds Series 1993 (NPFGC) 01/01/25	5.375%	11,280,000	13,894,591
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/42	6.000%	5,133,239	5,362,798
Revenue Bonds York Preparatory Academy Project Series 2014A 11/01/23	5.750%	1,160,000	1,244,367
11/01/33	7.000%	910,000	1,024,569
11/01/45	7.250%	3,935,000	4,467,602
South Carolina Jobs-Economic Development Authority(e) Refunding Revenue Bonds The Woodlands at Furman Project Subordinated Series 2012 11/15/47	0.000%	1,266,810	142,592
South Carolina Ports Authority Revenue Bonds Series 2015 AMT(a) 07/01/50	5.250%	13,675,000	16,032,570
South Carolina Public Service Authority Prerefunded 01/01/19 Revenue Bonds Series 2008A 01/01/28	5.375%	10,000	11,141

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds Series 2016B 12/01/56	5.000%	12,500,000	14,744,250
Revenue Bonds Series 2015E 12/01/55	5.250%	5,415,000	6,547,872
Total			66,494,015
SOUTH DAKOTA 0.3%
South Dakota Health & Educational Facilities Authority Refunding Revenue Bonds Sanford Obligated Group Series 2015 11/01/35	5.000%	2,500,000	2,988,375
11/01/45	5.000%	6,920,000	8,209,265
State of South Dakota Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 09/01/17	6.700%	1,630,000	1,684,132
Total			12,881,772
TENNESSEE 0.2%
Chattanooga Health Educational & Housing Facility Board Refunding Revenue Bonds Student Housing - CDFI Phase I Series 2015 10/01/32	5.000%	1,300,000	1,548,430
10/01/35	5.000%	645,000	760,203
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds Vanderbilt University Medical Center Series 2016 07/01/46	5.000%	6,800,000	8,166,392
Total			10,475,025
TEXAS 10.7%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	1,370,000	1,546,072
07/01/45	6.200%	7,200,000	8,244,288
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	13,450,000	15,476,780
Central Texas Regional Mobility Authority Prerefunded 01/01/21 Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	8,620,000	10,521,658

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	2,700,000	3,108,510
Series 2016 01/01/46	5.000%	5,000,000	5,909,900
Revenue Bonds Senior Lien Series 2015A 01/01/45	5.000%	3,000,000	3,546,390
Central Texas Regional Mobility Authority(e) Revenue Bonds Capital Appreciation Series 2010 01/01/25	0.000%	2,000,000	1,538,400
Central Texas Turnpike System Refunding Revenue Bonds 1st Tier Series 2012A 08/15/41	5.000%	16,075,000	18,708,085
Subordinated Refunding Revenue Bonds Series 2015C 08/15/37	5.000%	10,000,000	11,653,000
08/15/42	5.000%	14,730,000	17,164,869
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	8,000,000	8,759,920
City of Houston Airport System Refunding Revenue Bonds Senior Lien Series 2009A 07/01/34	5.500%	10,500,000	11,455,290
City of Houston Airport System(a) Refunding Revenue Bonds Special Facilities-Continental Airlines Series 2011A AMT 07/15/30	6.500%	5,555,000	6,503,572
United Airlines, Inc. Series 2014 AMT 07/01/29	5.000%	4,000,000	4,524,120
Subordinated Refunding Revenue Bonds Lien Series 2012A AMT 07/01/31	5.000%	5,000,000	5,707,650
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/41	5.750%	2,000,000	2,263,660
Series 2012 08/15/32	5.000%	2,165,000	2,433,265
08/15/42	5.000%	5,575,000	6,200,125
Series 2013 08/15/33	6.000%	990,000	1,208,948

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
International Leadership Series 2015 08/15/38	5.750%	5,810,000	6,518,936
International Leadership of Texas Series 2015 08/15/45	5.750%	10,500,000	11,730,705
Series 2015A 12/01/35	5.000%	2,200,000	2,531,936
12/01/45	5.000%	1,100,000	1,253,164
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2012B 11/01/35	5.000%	10,000,000	11,525,900
Dallas/Fort Worth International Airport(a) Refunding Revenue Bonds Series 2014A AMT 11/01/32	5.000%	3,400,000	4,002,650
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,504,800
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	8,800,000	10,140,240
Revenue Bonds St. Luke's Episcopal Hospital Project Series 1991 Escrowed to Maturity 02/15/21	6.750%	1,955,000	2,133,179
Houston Higher Education Finance Corp. Prerefunded 05/15/21 Revenue Bonds Harmony Public Schools Series 2011A 05/15/41	6.875%	4,045,000	5,179,987
La Vernia Higher Education Finance Corp. Prerefunded 08/15/19 Revenue Bonds Kipp, Inc. Series 2009A 08/15/44	6.375%	7,500,000	8,754,525
Matagorda County Navigation District No. 1 Refunding Revenue Bonds Central Power & Light Co. Project Series 2001A 11/01/29	6.300%	2,800,000	3,184,832
Mission Economic Development Corp. Revenue Bonds Senior Lien - Natgasoline Project Series 2016 AMT(a)(b) 10/01/31	5.750%	500,000	534,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	15,000,000	15,540,000
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds Cardinal Bay, Inc. - Village on the Park Series 2016 07/01/31	4.000%	1,000,000	1,064,900
07/01/46	5.000%	1,750,000	1,982,523
07/01/51	4.750%	2,250,000	2,436,390
Collegiate Housing College Station Series 2014 04/01/46	5.000%	7,250,000	8,011,757
Collegiate Housing Tarleton State University Series 2015 04/01/47	5.000%	2,995,000	3,385,788
NCCD-College Station Properties LLC Series 2015A 07/01/47	5.000%	23,360,000	26,138,672
North Texas Tollway Authority Prerefunded 01/01/18 Revenue Bonds Toll 2nd Tier Series 2008F (GNMA/FNMA) 01/01/38	5.750%	11,355,000	12,181,871
Refunding Revenue Bonds 1st Tier Series 2009C 01/01/44	5.250%	5,000,000	5,434,350
Series 2011 01/01/38	5.000%	5,500,000	6,180,020
Series 2012B 01/01/42	5.000%	12,845,000	14,751,583
2nd Tier Series 2015A 01/01/38	5.000%	9,230,000	10,957,118
Series 2016A 01/01/39	4.000%	875,000	968,293
01/01/39	5.000%	2,500,000	3,021,725
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/34	7.500%	2,000,000	2,386,100
11/15/44	7.750%	2,800,000	3,356,220
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	2,700,000	3,171,096
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(a) 07/01/38	8.000%	34,645,000	30,146,693

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tarrant County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Barton Creek Senior Living Center Series 2015 11/15/25	5.000%	1,675,000	1,955,077
11/15/30	5.000%	2,345,000	2,700,267
11/15/35	5.000%	1,750,000	1,992,393
11/15/40	5.000%	1,195,000	1,363,603
Baylor Scott & White Health Series 2016 11/15/42	4.000%	10,000,000	10,940,600
Trinity Terrace Project Series 2014 10/01/44	5.000%	2,500,000	2,840,500
10/01/49	5.000%	1,870,000	2,112,202
Revenue Bonds Air Force Villages, Inc. Obligation Group Series 2007 05/15/27	5.125%	2,000,000	2,016,560
05/15/37	5.125%	2,000,000	2,003,460
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,505,440
Stayton at Museum Way Series 2009A 11/15/44	8.250%	12,000,000	12,779,880
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	2,000,000	2,467,480
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/29	5.000%	8,300,000	9,579,528
12/15/32	5.000%	7,500,000	8,494,800
Texas Private Activity Bond Surface Transportation Corp.(a) Revenue Bonds Senior Lien - Blueridge Transportation Series 2016 AMT 12/31/50	5.000%	7,750,000	9,020,380
12/31/55	5.000%	13,250,000	15,351,185
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	552,685
Total			460,260,540
VIRGINIA 0.6%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	7,505,000	8,479,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993 08/15/23	5.000%	10,000,000	11,915,500
Fredericksburg Economic Development Authority Refunding Revenue Bonds Mary Washington Healthcare Obligation Series 2014 06/15/30	5.000%	1,000,000	1,184,010
06/15/31	5.000%	800,000	944,064
06/15/33	5.000%	500,000	585,745
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/26	6.625%	2,145,000	2,488,929
Total			25,597,848
WASHINGTON 2.1%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012A 09/01/27	5.000%	1,540,000	1,669,591
09/01/32	5.250%	1,000,000	1,069,430
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	1,300,000	1,345,708
12/01/45	6.250%	2,500,000	2,594,600
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005 12/01/30	5.500%	1,235,000	1,239,137
Series 2007 12/01/28	5.750%	1,500,000	1,588,590
12/01/32	5.750%	2,000,000	2,105,360
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity 01/01/20	5.000%	12,000,000	13,724,280
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,452,910
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	4,685,000	5,213,890

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing-Mirabella Series 2012 10/01/32	6.500%	9,800,000	10,862,026
10/01/47	6.750%	1,000,000	1,105,860
Presbyterian Retirement Series 2013 01/01/23	5.000%	1,200,000	1,323,000
01/01/28	5.000%	2,015,000	2,157,521
01/01/33	5.000%	2,570,000	2,720,191
01/01/43	5.250%	7,550,000	8,022,479
Revenue Bonds Heron's Key Series 2015A 07/01/30	6.500%	480,000	513,638
07/01/35	6.750%	550,000	592,108
07/01/45	7.000%	1,800,000	1,955,880
Skyline at First Hill Project Series 2007A 01/01/27	5.625%	2,500,000	2,521,900
01/01/38	5.625%	19,450,000	19,592,374
Washington State Housing Finance Commission(b) Refunding Revenue Bonds Skyline 1st Hill Project Series 2015 01/01/20	4.125%	490,000	499,878
01/01/25	5.000%	770,000	803,903
01/01/35	5.750%	575,000	599,507
01/01/45	6.000%	2,325,000	2,423,068
Washington State Housing Finance Commission(b)(f) Refunding Revenue Bonds Bayview Manor Homes Series 2016A 07/01/46	5.000%	1,275,000	1,362,287
Total			91,059,116
WEST VIRGINIA 0.1%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Co.-Amos Project Series 2010A 12/01/38	5.375%	3,850,000	4,388,461
WISCONSIN 3.5%
City of La Crosse Refunding Revenue Bonds Northern States Power Co. Project Series 1996 AMT(a) 11/01/21	6.000%	6,000,000	7,357,020
Monroe Redevelopment Authority Prerefunded 02/15/19 Revenue Bonds Monroe Clinic, Inc. Series 2009 02/15/39	5.875%	5,000,000	5,654,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Finance Authority(a) Refunding Revenue Bonds Celanese Project Series 2016B AMT 12/01/25	5.000%	4,500,000	5,268,510
TRIPS Senior Obligation Group Series 2012B AMT 07/01/28	5.250%	4,000,000	4,503,400
07/01/42	5.000%	2,000,000	2,151,400
Waste Management, Inc. Project Series 2016 AMT 05/01/27	2.875%	2,370,000	2,437,971
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	17,700,000	20,000,115
Wisconsin Health & Educational Facilities Authority Prerefunded 02/15/19 Revenue Bonds ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	25,150,000	28,935,829
Prerefunded 04/01/18 Revenue Bonds Riverview Hospital Association Series 2008 04/01/38	5.750%	4,000,000	4,345,040
Prerefunded 09/15/19 Revenue Bonds St. John's Community, Inc. Series 2009A 09/15/29	7.250%	1,000,000	1,182,760
09/15/39	7.625%	1,000,000	1,205,870
Refunding Revenue Bonds Ascension Health Credit Group Series 2016 11/15/36	4.000%	8,225,000	9,109,681
11/15/46	4.000%	20,000,000	21,935,000
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	6,100,000	6,889,218
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	6,750,000	7,587,945
08/15/34	5.250%	8,000,000	8,957,280
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,570,000	1,811,121
ThedaCare, Inc. Series 2015 12/15/44	5.000%	6,725,000	7,938,392
Unrefunded Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	1,365,000	1,488,369
Total			148,759,021

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WYOMING 0.2%
County of Campbell Revenue Bonds Basin Electric Power Cooperative Series 2009A 07/15/39	5.750%	7,900,000	8,920,838
Total Municipal Bonds (Cost: $3,856,110,142)			4,245,310,391
Municipal Bonds Held in Trust 0.4%
MASSACHUSETTS 0.4%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(g)(h) 11/15/36	5.500%	16,000,000	17,811,520
Total Municipal Bonds Held in Trust (Cost: $17,423,814)			17,811,520
Floating Rate Notes 0.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
NEW YORK 0.9%
City of New York Unlimited General Obligation Bonds Series 2013I-4(g) 04/01/36	0.400%	13,000,000	13,000,000
New York City Transitional Finance Authority Subordinated Revenue Bonds Future Tax Secured Series 2016(g) 02/01/45	0.390%	10,000,000	10,000,000
New York City Water & Sewer System Revenue Bonds 2nd General Resolution Series 2013DD-2(g) 06/15/43	0.390%	14,300,000	14,300,000
Total			37,300,000
Total Floating Rate Notes (Cost: $37,300,000)			37,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Money Market Funds 0.5%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.220%(i)	13,074,940	13,074,940
JPMorgan Municipal Money Market Fund, Agency Shares, 0.210%(i)	10,551,091	10,551,091
Total Money Market Funds (Cost: $23,626,031)		23,626,031
Total Investments (Cost: $3,934,459,987)		4,324,047,942
Other Assets & Liabilities, Net		(15,257,678)
Net Assets		4,308,790,264

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $103,072,153 or 2.39% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2016, the value of these securities amounted to $47,544,044 or 1.10% of net assets.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2016, the value of these securities amounted to $21,977,291, which represents 0.51% of net assets.

(e)  Zero coupon bond.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  Variable rate security.

(h)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(i)  The rate shown is the seven-day current annualized yield at July 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

IBC  Insurance Bond Certificate

MGIC  Mortgage Guaranty Insurance Corporation

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	4,245,310,391	—	4,245,310,391
Municipal Bonds Held in Trust	—	17,811,520	—	17,811,520
Floating Rate Notes	—	37,300,000	—	37,300,000
Money Market Funds	23,626,031	—	—	23,626,031
Total Investments	23,626,031	4,300,421,911	—	4,324,047,942

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
(identified cost $3,934,459,987)	$4,324,047,942
Receivable for:
Investments sold	1,965,904
Capital shares sold	14,739,354
Interest	42,143,706
Prepaid expenses	43,020
Trustees' deferred compensation plan	341,236
Total assets	4,383,281,162
Liabilities
Short-term floating rate notes outstanding	12,000,000
Payable for:
Investments purchased on a delayed delivery basis	43,082,921
Capital shares purchased	4,234,888
Dividend distributions to shareholders	14,057,947
Management services fees	50,357
Distribution and/or service fees	21,037
Transfer agent fees	353,260
Compensation of board members	33,105
Chief compliance officer expenses	197
Other expenses	315,950
Trustees' deferred compensation plan	341,236
Total liabilities	74,490,898
Net assets applicable to outstanding capital stock	$4,308,790,264
Represented by
Paid-in capital	$3,911,353,729
Undistributed net investment income	21,617,895
Accumulated net realized loss	(13,769,315)
Unrealized appreciation (depreciation) on:
Investments	389,587,955
Total — representing net assets applicable to outstanding capital stock	$4,308,790,264

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$3,344,273,983
Shares outstanding	234,681,915
Net asset value per share	$14.25
Maximum offering price per share(a)	$14.69
Class B
Net assets	$1,049,464
Shares outstanding	73,713
Net asset value per share	$14.24
Class C
Net assets	$120,031,314
Shares outstanding	8,426,413
Net asset value per share	$14.24
Class R4
Net assets	$5,303,284
Shares outstanding	372,282
Net asset value per share	$14.25
Class R5
Net assets	$892,753
Shares outstanding	62,656
Net asset value per share	$14.25
Class Z
Net assets	$837,239,466
Shares outstanding	58,745,283
Net asset value per share	$14.25

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends	$29,014
Interest	199,348,363
Total income	199,377,377
Expenses:
Management services fees	17,878,811
Distribution and/or service fees
Class A	6,518,006
Class B	13,895
Class C	1,020,347
Transfer agent fees
Class A	3,591,354
Class B	1,613
Class C	118,356
Class R4	2,658
Class R5	379
Class Z	868,293
Compensation of board members	90,752
Custodian fees	28,761
Printing and postage fees	175,123
Registration fees	132,996
Audit fees	38,909
Legal fees	117,818
Interest expense	82,987
Chief compliance officer expenses	2,038
Other	128,802
Total expenses	30,811,898
Fees waived by Distributor — Class C	(107,301)
Expense reductions	(3,000)
Total net expenses	30,701,597
Net investment income	168,675,780
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	40,827,132
Net realized gain	40,827,132
Net change in unrealized appreciation (depreciation) on:
Investments	82,171,308
Net change in unrealized appreciation	82,171,308
Net realized and unrealized gain	122,998,440
Net increase in net assets resulting from operations	$291,674,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$168,675,780	$170,845,160
Net realized gain	40,827,132	39,508,642
Net change in unrealized appreciation (depreciation)	82,171,308	(37,400,245)
Net increase in net assets resulting from operations	291,674,220	172,953,557
Distributions to shareholders
Net investment income
Class A	(131,973,218)	(138,541,543)
Class B	(48,212)	(96,524)
Class C	(3,643,444)	(3,512,467)
Class R4	(102,852)	(66,353)
Class R5	(32,702)	(17,129)
Class Z	(33,486,512)	(27,232,176)
Total distributions to shareholders	(169,286,940)	(169,466,192)
Increase in net assets from capital stock activity	91,507,214	108,986,662
Proceeds from regulatory settlements (Note 6)	—	1,138,577
Total increase in net assets	213,894,494	113,612,604
Net assets at beginning of year	4,094,895,770	3,981,283,166
Net assets at end of year	$4,308,790,264	$4,094,895,770
Undistributed net investment income	$21,617,895	$21,311,418

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	13,438,078	188,427,421	9,167,141	128,420,367
Distributions reinvested	7,779,661	109,026,786	8,086,782	113,294,556
Redemptions	(20,509,344)	(287,199,931)	(23,038,191)	(322,256,213)
Net increase (decrease)	708,395	10,254,276	(5,784,268)	(80,541,290)
Class B shares
Subscriptions	3,853	53,820	8,859	123,601
Distributions reinvested	2,826	39,509	5,815	81,431
Redemptions(a)	(80,574)	(1,124,452)	(116,342)	(1,627,299)
Net decrease	(73,895)	(1,031,123)	(101,668)	(1,422,267)
Class C shares
Subscriptions	2,043,579	28,662,997	1,189,363	16,642,965
Distributions reinvested	217,637	3,049,505	206,104	2,885,662
Redemptions	(1,009,055)	(14,139,204)	(929,181)	(12,981,541)
Net increase	1,252,161	17,573,298	466,286	6,547,086
Class R4 shares
Subscriptions	290,792	4,099,216	39,946	558,043
Distributions reinvested	7,283	102,413	4,707	65,898
Redemptions	(43,878)	(611,382)	(23,563)	(330,615)
Net increase	254,197	3,590,247	21,090	293,326
Class R5 shares
Subscriptions	60,158	842,014	23,203	322,245
Distributions reinvested	2,301	32,258	1,191	16,669
Redemptions	(44,768)	(626,368)	(2,002)	(27,880)
Net increase	17,691	247,904	22,392	311,034
Class Z shares
Subscriptions	23,630,385	329,968,407	16,880,119	235,743,464
Distributions reinvested	660,466	9,257,482	683,300	9,573,139
Redemptions	(19,889,227)	(278,353,277)	(4,396,012)	(61,517,830)
Net increase	4,401,624	60,872,612	13,167,407	183,798,773
Total net increase	6,560,173	91,507,214	7,791,239	108,986,662

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,										Year Ended November 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.84		$13.82		$13.38		$14.27		$13.43		$13.13
Income from investment operations:
Net investment income	0.56		0.59		0.60		0.57		0.39		0.58
Net realized and unrealized gain (loss)	0.41		0.02		0.43		(0.89)		0.83		0.31
Total from investment operations	0.97		0.61		1.03		(0.32)		1.22		0.89
Less distributions to shareholders:
Net investment income	(0.56)		(0.59)		(0.59)		(0.57)		(0.38)		(0.59)
Total distributions to shareholders	(0.56)		(0.59)		(0.59)		(0.57)		(0.38)		(0.59)
Proceeds from regulatory settlements	—		0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$14.25		$13.84		$13.82		$13.38		$14.27		$13.43
Total return	7.19%		4.41	%(c)	7.89%		(2.42%)		9.18%		7.00%
Ratios to average net assets(d)
Total gross expenses	0.76	%(e)	0.77	%(e)	0.77	%(e)	0.76	%(e)	0.76	%(e)(f)	0.76	%(e)
Total net expenses(g)	0.76	%(e)(h)	0.77	%(e)(h)	0.77	%(e)(h)	0.76	%(e)(h)	0.76	%(e)(f)(h)	0.75	%(e)(h)
Net investment income	4.04%		4.21%		4.44%		4.02%		4.17	%(f)	4.41%
Supplemental data
Net assets, end of period (in thousands)	$3,344,274		$3,238,956		$3,314,256		$3,546,639		$3,848,957		$3,708,744
Portfolio turnover	14%		13%		10%		8%		5%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended November 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.83		$13.81		$13.37		$14.26		$13.42		$13.13
Income from investment operations:
Net investment income	0.46		0.48		0.50		0.46		0.32		0.48
Net realized and unrealized gain (loss)	0.41		0.02		0.43		(0.89)		0.84		0.30
Total from investment operations	0.87		0.50		0.93		(0.43)		1.16		0.78
Less distributions to shareholders:
Net investment income	(0.46)		(0.48)		(0.49)		(0.46)		(0.32)		(0.49)
Total distributions to shareholders	(0.46)		(0.48)		(0.49)		(0.46)		(0.32)		(0.49)
Proceeds from regulatory settlements	—		0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$14.24		$13.83		$13.81		$13.37		$14.26		$13.42
Total return	6.39%		3.63	%(c)	7.09%		(3.15%)		8.68%		6.12%
Ratios to average net assets(d)
Total gross expenses	1.51	%(e)	1.52	%(e)	1.52	%(e)	1.51	%(e)	1.51	%(e)(f)	1.51	%(e)
Total net expenses(g)	1.51	%(e)(h)	1.52	%(e)(h)	1.52	%(e)(h)	1.51	%(e)(h)	1.51	%(e)(f)(h)	1.50	%(e)(h)
Net investment income	3.30%		3.46%		3.69%		3.26%		3.41	%(f)	3.65%
Supplemental data
Net assets, end of period (in thousands)	$1,049		$2,041		$3,442		$5,836		$9,008		$12,630
Portfolio turnover	14%		13%		10%		8%		5%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended November 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.84		$13.82		$13.37		$14.26		$13.43		$13.13
Income from investment operations:
Net investment income	0.47		0.51		0.54		0.49		0.33		0.50
Net realized and unrealized gain (loss)	0.40		0.01		0.44		(0.89)		0.83		0.31
Total from investment operations	0.87		0.52		0.98		(0.40)		1.16		0.81
Less distributions to shareholders:
Net investment income	(0.47)		(0.50)		(0.53)		(0.49)		(0.33)		(0.51)
Total distributions to shareholders	(0.47)		(0.50)		(0.53)		(0.49)		(0.33)		(0.51)
Proceeds from regulatory settlements	—		0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$14.24		$13.84		$13.82		$13.37		$14.26		$13.43
Total return	6.42%		3.80	%(c)	7.48%		(2.97%)		8.70%		6.36%
Ratios to average net assets(d)
Total gross expenses	1.51	%(e)	1.52	%(e)	1.52	%(e)	1.51	%(e)	1.51	%(e)(f)	1.52	%(e)
Total net expenses(g)	1.41	%(e)(h)	1.36	%(e)(h)	1.22	%(e)(h)	1.31	%(e)(h)	1.36	%(e)(f)(h)	1.36	%(e)(h)
Net investment income	3.38%		3.63%		3.99%		3.47%		3.57	%(f)	3.82%
Supplemental data
Net assets, end of period (in thousands)	$120,031		$99,273		$92,689		$105,414		$93,117		$81,742
Portfolio turnover	14%		13%		10%		8%		5%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$13.84		$13.82		$13.37		$14.23
Income from investment operations:
Net investment income	0.59		0.62		0.63		0.22
Net realized and unrealized gain (loss)	0.41		0.01		0.44		(0.86)
Total from investment operations	1.00		0.63		1.07		(0.64)
Less distributions to shareholders:
Net investment income	(0.59)		(0.61)		(0.62)		(0.22)
Total distributions to shareholders	(0.59)		(0.61)		(0.62)		(0.22)
Proceeds from regulatory settlements	—		0.00	(b)	—		—
Net asset value, end of period	$14.25		$13.84		$13.82		$13.37
Total return	7.40%		4.62	%(c)	8.18%		(4.56%)
Ratios to average net assets(d)
Total gross expenses	0.56	%(e)	0.57	%(e)	0.57	%(e)	0.56	%(e)(f)
Total net expenses(g)	0.56	%(e)(h)	0.57	%(e)(h)	0.57	%(e)(h)	0.56	%(e)(f)(h)
Net investment income	4.23%		4.42%		4.63%		4.39	%(f)
Supplemental data
Net assets, end of period (in thousands)	$5,303		$1,634		$1,340		$104
Portfolio turnover	14%		13%		10%		8%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$13.84		$13.82		$13.27
Income from investment operations:
Net investment income	0.60		0.63		0.41
Net realized and unrealized gain	0.41		0.01		0.54
Total from investment operations	1.01		0.64		0.95
Less distributions to shareholders:
Net investment income	(0.60)		(0.62)		(0.40)
Total distributions to shareholders	(0.60)		(0.62)		(0.40)
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$14.25		$13.84		$13.82
Total return	7.47%		4.69	%(c)	7.24%
Ratios to average net assets(d)
Total gross expenses	0.50	%(e)	0.50	%(e)	0.51	%(e)(f)
Total net expenses(g)	0.50	%(e)	0.50	%(e)	0.51	%(e)(f)
Net investment income	4.30%		4.51%		4.69	%(f)
Supplemental data
Net assets, end of period (in thousands)	$893		$622		$312
Portfolio turnover	14%		13%		10%

Notes to Financial Highlights

(a)  Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,										Year Ended November 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.84		$13.82		$13.38		$14.27		$13.43		$13.13
Income from investment operations:
Net investment income	0.59		0.62		0.63		0.60		0.41		0.61
Net realized and unrealized gain (loss)	0.41		0.01		0.43		(0.90)		0.83		0.30
Total from investment operations	1.00		0.63		1.06		(0.30)		1.24		0.91
Less distributions to shareholders:
Net investment income	(0.59)		(0.61)		(0.62)		(0.59)		(0.40)		(0.61)
Total distributions to shareholders	(0.59)		(0.61)		(0.62)		(0.59)		(0.40)		(0.61)
Proceeds from regulatory settlements	—		0.00	(b)	—		—		0.00	(b)	—
Net asset value, end of period	$14.25		$13.84		$13.82		$13.38		$14.27		$13.43
Total return	7.40%		4.62	%(c)	8.10%		(2.22%)		9.32%		7.16%
Ratios to average net assets(d)
Total gross expenses	0.56	%(e)	0.57	%(e)	0.57	%(e)	0.56	%(e)	0.56	%(e)(f)	0.59	%(e)
Total net expenses(g)	0.56	%(e)(h)	0.57	%(e)(h)	0.57	%(e)(h)	0.56	%(e)(h)	0.56	%(e)(f)(h)	0.56	%(e)(h)
Net investment income	4.24%		4.41%		4.63%		4.21%		4.37	%(f)	4.68%
Supplemental data
Net assets, end of period (in thousands)	$837,239		$752,369		$569,243		$652,839		$780,836		$716,844
Portfolio turnover	14%		13%		10%		8%		5%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2016 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2016, the average value of short-term floating rate notes outstanding was $12,000,000 and the average interest rate and fees related to these short-term floating rate notes were 0.18% and 0.52%, respectively.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.43% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $5,125,319, and the administrative services fee paid to the Investment Manager was $815,484.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended July 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $10,126,300, respectively. The sale transactions resulted in a net realized gain of $896,533.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class R4	0.11
Class R5	0.05
Class Z	0.11

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $295,576. The liability remaining at July 31, 2016 for non-recurring charges associated with the lease amounted to $173,809 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,000.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,252,737 for Class A, $14 for Class B and $8,472 for Class C shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap December 1, 2015 through November 30, 2016	Voluntary Expense Cap Prior to December 1, 2015
Class A	0.81%	0.80%
Class B	1.56	1.55
Class C	1.56	1.55
Class R4	0.61	0.60
Class R5	0.58	0.56
Class Z	0.61	0.60

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$917,637
Accumulated net realized loss	(917,637)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$1,239,737	$2,312,779
Tax-exempt income	168,047,203	167,153,413
Total	$169,286,940	$169,466,192

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	26,421,728
Capital loss carryforwards	(7,286,973)
Net unrealized appreciation	406,501,174

At July 31, 2016, the cost of investments for federal income tax purposes was $3,917,546,768 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$453,210,604
Unrealized depreciation	(46,709,430)
Net unrealized appreciation	$406,501,174

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2019	7,286,973

For the year ended July 31, 2016, $38,219,845 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $683,271,381 and $551,539,813, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended July 31, 2015, the Fund received $1,138,577 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, one unaffiliated shareholder of record owned 12.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.27%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twenty-ninth, nineteenth and twenty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016

COLUMBIA TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN233_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

CMG ULTRA SHORT TERM BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedleus.com/institutional. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

CMG ULTRA SHORT TERM BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers	28
Board Consideration and Approval of Management Agreement	33
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

CMG ULTRA SHORT TERM BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  CMG Ultra Short Term Bond Fund (the Fund) returned 0.77% for the 12-month period that ended July 31, 2016.

■  The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.62% during the same time period.

■  Overweight positions in the corporate and securitized bond sectors aided relative performance as did duration positioning relative to the benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	5 Years	10 Years
CMG Ultra Short Term Bond Fund	03/08/04	0.77	0.63	1.48
Barclays U.S. Short-Term Government/Corporate Index		0.62	0.35	1.53

The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a portfolio of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/institutional or calling 800.345.6611.

The Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year. Effective August 24, 2016, the Barclays U.S. Short-Term Government/Corporate Index was rebranded as the Bloomberg Barclays U.S. Short-Term Government/Corporate Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

CMG ULTRA SHORT TERM BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $3,000,000 Investment (August 1, 2006 – July 31, 2016)

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

CMG ULTRA SHORT TERM BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Leonard Aplet, CFA

Gregory Liechty

Ronald Stahl, CFA

Portfolio Breakdown (%) (at July 31, 2016)
Asset-Backed Securities — Non-Agency	25.7
Commercial Mortgage-Backed Securities — Non-Agency	2.8
Corporate Bonds & Notes	48.7
Foreign Government Obligations	2.1
Money Market Funds	6.7
Municipal Bonds	0.7
Residential Mortgage-Backed Securities — Agency	0.0	(a)
Residential Mortgage-Backed Securities — Non-Agency	0.4
U.S. Government & Agency Obligations	7.0
U.S. Treasury Obligations	5.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at July 31, 2016)
AAA rating	43.4
AA rating	10.1
A rating	27.1
BBB rating	19.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not

For the 12-month period that ended July 31, 2016, CMG Ultra Short Term Bond Fund returned 0.77%. The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.62% for the same time period. Overweight positions in the corporate and securitized bond sectors aided performance relative to the benchmark. The Fund's barbelled duration positioning (weighted toward longer and shorter durations, rather than moderate durations) also contributed to its performance advantage over its benchmark.

Uncertainty Drove Market Volatility

Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the one-year period ended July 31, 2016. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action during the period as subpar global economic growth continued, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015. Against this backdrop, prices generally weakened for credit sensitive segments of the bond market. Materials and energy-related issues were particularly hard hit as prices for oil and other commodities came under pressure.

However, both the U.S. dollar and the price of oil reversed course early in 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the spring of 2016, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. The United Kingdom's vote to exit the European Union gave markets a jolt in mid June and led to an investor flight to safety that pushed U.S. Treasury yields to historically low levels. Even though credit-sensitive areas of the market wavered in the days immediately following the "Brexit" vote, they nonetheless outperformed on the strength of central bank support and a continued rebound in oil and other commodities.

Spread Sector Overweights and Duration Barbell Drove Performance

The Fund's underweight position in Treasury securities, which accounted for only 6% of assets, aided performance during the period, as spread sectors (non-governmental fixed-income investments with higher yields at greater risk than governmental investments) generally outperformed similar-maturity Treasuries. An overweight in asset-backed securities (ABS) made a significant contribution to results. Approximately 27% of the Fund's assets were invested in ABS, which outperformed similar duration Treasuries by 47 basis points, as measured by the Barclays Asset-Backed Securities AAA Index. Returns from short-term corporate securities were even stronger; they outperformed similar duration Treasuries by 78 basis points, as measured by the Barclay's Short-Term Corporate Index. Basic industry, energy, electric utility and wireless communications subsectors

Annual Report 2016
4

CMG ULTRA SHORT TERM BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

were among the largest contributors to performance among corporate bonds. An overweight to BBB rated credits was also a plus for the Fund, as lower rated credits outperformed. The Fund's duration was barbelled relative to the benchmark. The barbelled structure allowed the Fund to generate relatively higher yields without significantly raising overall duration and contributed to the Fund's outperformance.

At Period End

During the year, the fixed-income market continued to assess the strength of the global economic recovery. Interest rate policy remained data-dependent, and investors have closely monitored inflation expectations, commodity prices, global economic concerns and unemployment. The new issue market for corporates and ABS remained active and there has been strong demand for short-term fixed paper. Against this backdrop, we reduced the Fund's allocation to commercial mortgage-backed securities (CMBS) and increased our allocation to ABS. Although we continue to see value in CMBS, we believe valuations are not as attractive as they were at the beginning of the period and we have seen some attractive opportunities in the new issue market for ABS.

We finished the year with a duration target equal to the benchmark. However, investing further out past 12 months allowed the Fund to pick up yield. About a third of the Fund was invested in floating-rate paper in the agency, corporate and asset-backed sectors. As short-term Treasury and swap yields increased over the year, the higher reset rates on floaters helped performance.

Fund Strategy

The Fund is managed with a focus on seeking a high level of current income consistent with the maintenance of liquidity and preservation of capital. We take a conservative approach and apply it aggressively in an effort to achieve superior risk-adjusted returns. The portfolio managers and analysts perform an in-depth qualitative and quantitative assessment of individual issues and issuers to build a highly diversified fund. Ongoing monitoring and risk management is a valued part of the investment process.

statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity involves special risks, which may result in significant losses. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

CMG ULTRA SHORT TERM BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,006.40	1,023.62	1.25	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 49.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.7%
L-3 Communications Corp. 05/28/17	1.500%	3,197,000	3,202,540
Lockheed Martin Corp. 09/15/16	2.125%	7,000,000	7,011,573
Total			10,214,113
AUTOMOTIVE 1.0%
Daimler Finance North America LLC(a)(b) 08/01/17	1.097%	7,500,000	7,483,410
Ford Motor Credit Co. LLC 02/03/17	4.250%	7,000,000	7,102,690
Total			14,586,100
BANKING 14.4%
American Express Credit Corp. 03/18/19	1.197%	10,000,000	10,019,540
Australia and New Zealand Banking Group Ltd.(a)(b) 01/10/17	1.045%	7,000,000	7,003,381
BB&T Corp. 12/01/16	1.050%	9,000,000	9,003,564
Bank of America Corp.(a) 03/22/18	1.717%	13,000,000	13,094,549
Bank of Montreal(a) 07/18/19	1.329%	10,000,000	10,015,890
Bank of New York Mellon Corp. (The)(a) 05/22/18	1.034%	9,000,000	8,998,524
Bank of Nova Scotia (The)(a) 06/11/18	1.126%	3,815,000	3,814,622
Barclays Bank PLC(a) 02/17/17	1.208%	3,542,000	3,541,309
Capital One NA(a) 02/05/18	1.313%	7,500,000	7,486,883
Citigroup, Inc. 03/10/17	1.350%	10,000,000	10,011,720
DNB Bank ASA(b) 04/03/17	3.200%	3,975,000	4,027,315
Fifth Third Bank 11/18/16	1.150%	8,950,000	8,955,692
Goldman Sachs Group, Inc. (The)(a) 11/15/18	1.726%	10,000,000	10,071,000
HSBC USA, Inc 06/23/17	1.300%	7,000,000	6,994,050
Huntington National Bank (The) 08/02/16	1.350%	9,035,000	9,035,180

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(a) 03/22/19	1.487%	14,000,000	14,086,744
KeyBank NA 11/25/16	1.100%	7,950,000	7,952,488
Morgan Stanley 01/24/19	1.565%	10,000,000	10,025,820
PNC Bank NA 10/03/16	1.300%	8,925,000	8,927,660
Royal Bank of Canada(a) 02/03/17	0.897%	10,000,000	10,005,560
State Street Corp. 04/30/17	5.375%	8,000,000	8,263,432
Toronto-Dominion Bank (The)(a) 09/09/16	1.117%	7,500,000	7,503,558
01/22/19	1.542%	2,336,000	2,349,369
U.S. Bancorp 05/15/17	1.650%	5,000,000	5,026,230
US Bank NA(a) 01/30/17	0.982%	5,000,000	5,000,475
Wells Fargo & Co.(a) 04/23/18	1.345%	10,000,000	10,027,600
Total			211,242,155
CABLE AND SATELLITE 0.6%
Comcast Corp. 01/15/17	6.500%	8,090,000	8,295,988
CHEMICALS 0.5%
Eastman Chemical Co. 06/01/17	2.400%	6,599,000	6,659,592
CONSTRUCTION MACHINERY 1.2%
Caterpillar Financial Services Corp.(a) 02/23/18	1.354%	9,125,000	9,183,948
John Deere Capital Corp. 01/13/17	2.000%	8,000,000	8,043,336
Total			17,227,284
DIVERSIFIED MANUFACTURING 1.0%
General Electric Co.(a) 01/09/17	0.945%	14,000,000	14,007,322
ELECTRIC 3.5%
Berkshire Hathaway Energy Co. 05/15/17	1.100%	5,000,000	5,008,800
Dominion Resources, Inc. 03/15/17	1.250%	7,170,000	7,174,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Progress LLC(a) 03/06/17	0.880%	6,250,000	6,241,931
Exelon Corp. 06/09/17	1.550%	5,000,000	5,009,535
National Rural Utilities Cooperative Finance Corp.(a) 11/23/16	0.954%	7,000,000	7,005,131
NextEra Energy Capital Holdings, Inc. 06/01/17	1.586%	5,000,000	5,015,980
Southern California Edison Co. 11/01/17	1.250%	2,000,000	2,006,316
Southern Co. (The) 08/15/17	1.300%	7,250,000	7,263,195
WEC Energy Group, Inc. 06/15/18	1.650%	7,307,000	7,353,056
Total			52,078,404
FOOD AND BEVERAGE 3.5%
Anheuser-Busch InBev Finance, Inc.(a) 01/27/17	0.924%	5,000,000	4,995,445
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%	5,000,000	5,014,755
ConAgra Foods, Inc. 06/15/17	5.819%	1,196,000	1,240,638
01/25/18	1.900%	5,000,000	5,042,475
Diageo Capital PLC 05/11/17	1.500%	7,000,000	7,028,840
General Mills, Inc. 02/15/17	5.700%	5,000,000	5,123,930
Kraft Heinz Co. (The)(b) 06/30/17	1.600%	5,000,000	5,021,475
Molson Coors Brewing Co. 05/01/17	2.000%	3,401,000	3,419,240
PepsiCo, Inc.(a) 07/17/17	0.929%	7,000,000	7,008,932
SABMiller Holdings, Inc.(b) 01/15/17	2.450%	7,605,000	7,658,341
Total			51,554,071
HEALTH CARE 2.2%
AmerisourceBergen Corp. 05/15/17	1.150%	7,500,000	7,507,500
Becton Dickinson and Co. 12/15/17	1.800%	6,000,000	6,041,628
Cardinal Health, Inc. 06/15/18	1.950%	2,000,000	2,022,556
Express Scripts Holding Co. 06/02/17	1.250%	5,000,000	5,005,825

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
McKesson Corp. 03/10/17	1.292%	5,000,000	5,008,455
Medtronic, Inc.(a) 02/27/17	0.757%	7,000,000	6,996,773
Total			32,582,737
HEALTHCARE INSURANCE 1.3%
Aetna, Inc.(a) 12/08/17	0.000%	7,500,000	7,519,020
Anthem, Inc. 02/15/17	2.375%	5,000,000	5,031,785
UnitedHealth Group, Inc.(a) 01/17/17	1.129%	7,000,000	7,005,677
Total			19,556,482
INTEGRATED ENERGY 0.9%
BP Capital Markets PLC(a) 05/10/18	1.140%	6,044,000	6,051,452
Total Capital International SA 01/10/17	1.000%	7,500,000	7,504,380
Total			13,555,832
LIFE INSURANCE 2.4%
American International Group, Inc. 05/18/17	5.450%	7,000,000	7,231,588
Metropolitan Life Global Funding I(a)(b) 04/10/17	1.045%	10,000,000	10,012,010
New York Life Global Funding(a)(b) 09/06/16	0.780%	10,000,000	10,001,145
Pricoa Global Funding I(b) 11/25/16	1.150%	7,310,000	7,313,940
Total			34,558,683
MEDIA AND ENTERTAINMENT 1.4%
21st Century Fox America, Inc. 10/17/16	8.000%	1,815,000	1,840,408
British Sky Broadcasting Group PLC(b) 02/15/18	6.100%	5,000,000	5,325,275
Scripps Networks Interactive, Inc. 12/15/16	2.700%	6,727,000	6,765,748
Thomson Reuters Corp. 09/29/17	1.650%	7,000,000	7,026,691
Total			20,958,122
MIDSTREAM 1.5%
Columbia Pipeline Group, Inc. 06/01/18	2.450%	5,000,000	5,036,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP 01/15/17	6.125%	4,803,000	4,895,103
Southern Natural Gas Co. LLC(b) 04/01/17	5.900%	4,614,000	4,747,003
TransCanada PipeLines Ltd.(a) 01/12/18	1.457%	7,500,000	7,471,875
Total			22,150,836
NATURAL GAS 0.8%
NiSource Finance Corp. 03/15/18	6.400%	5,000,000	5,399,180
Sempra Energy 06/15/18	6.150%	6,500,000	7,039,728
Total			12,438,908
PHARMACEUTICALS 2.8%
AbbVie, Inc. 11/06/17	1.750%	7,250,000	7,289,273
Actavis Funding SCS(a) 03/12/18	1.736%	5,000,000	5,027,005
Amgen, Inc. 11/15/16	2.500%	7,500,000	7,539,465
Gilead Sciences, Inc. 12/01/16	3.050%	7,000,000	7,053,473
Merck & Co., Inc.(a) 05/18/18	0.986%	6,935,000	6,962,400
Roche Holdings, Inc.(b) 09/29/17	1.350%	7,500,000	7,537,815
Total			41,409,431
PROPERTY & CASUALTY 1.6%
Berkshire Hathaway Finance Corp.(a) 01/12/18	0.967%	10,000,000	10,017,570
Chubb INA Holdings, Inc. 02/15/17	5.700%	6,351,000	6,511,966
Liberty Mutual Group, Inc.(b) 08/15/16	6.700%	5,000,000	5,012,095
Travelers Companies, Inc. (The) 05/15/18	5.800%	1,720,000	1,859,444
Total			23,401,075
RAILROADS 0.3%
Canadian National Railway Co.(a) 11/14/17	0.796%	5,000,000	5,002,155
RETAIL REIT 0.8%
Kimco Realty Corp. 05/01/17	5.700%	4,220,000	4,360,074

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Simon Property Group LP 01/30/17	2.800%	7,500,000	7,531,538
Total			11,891,612
RETAILERS 1.7%
CVS Health Corp. 12/05/16	1.200%	7,000,000	7,009,758
Lowes Companies, Inc.(a) 09/14/18	1.256%	7,000,000	7,055,986
Target Corp. 05/01/17	5.375%	3,834,000	3,959,859
Wal-Mart Stores, Inc. 04/21/17	1.000%	7,500,000	7,518,712
Total			25,544,315
TECHNOLOGY 2.7%
Apple, Inc. 05/05/17	1.050%	10,000,000	10,018,050
Cisco Systems, Inc.(a) 03/01/19	1.173%	8,440,000	8,476,105
Hewlett Packard Enterprise Co.(a)(b) 10/05/17	2.393%	5,000,000	5,043,130
International Business Machines Corp. 09/14/17	5.700%	7,500,000	7,900,927
Oracle Corp.(a) 01/15/19	1.260%	8,330,000	8,385,170
Total			39,823,382
TRANSPORTATION SERVICES 0.4%
ERAC U.S.A. Finance LLC(b) 03/15/17	2.750%	570,000	575,265
10/15/17	6.375%	5,100,000	5,390,797
Total			5,966,062
WIRELINES 2.0%
AT&T, Inc. 03/15/17	2.400%	5,350,000	5,394,528
AT&T, Inc.(a) 03/30/17	1.051%	9,000,000	9,004,464
Orange SA 09/14/16	2.750%	5,000,000	5,010,714
Verizon Communications, Inc. 06/09/17	1.350%	5,000,000	5,013,150
Verizon Communications, Inc.(a) 06/09/17	1.057%	5,000,000	5,007,155
Total			29,430,011
Total Corporate Bonds & Notes (Cost: $722,990,218)			724,134,672

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Residential Mortgage-Backed Securities — Agency —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a) 02/01/36	2.660%	191,535	203,498
Federal National Mortgage Association(a) 03/01/34	3.255%	139,273	142,355
Total Residential Mortgage-Backed Securities — Agency (Cost: $329,600)			345,853

Residential Mortgage-Backed Securities —
Non-Agency 0.4%

Mill City Mortgage Trust Series 2015-2 Class A1(b) 09/25/57	3.000%	6,132,046	6,158,241
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $6,161,841)			6,158,241

Commercial Mortgage-Backed Securities —
Non-Agency 2.8%

CFCRE Commercial Mortgage Trust Series 2016-C4 Class A1 05/10/58	1.501%	3,025,069	3,032,786
Commercial Mortgage Pass Through Certificates Series 2014-CR14 Class A1 02/10/47	1.330%	1,605,459	1,606,990
Commercial Mortgage Pass-Through Certificates Series 2013-LC6 Class A2 01/10/46	1.906%	4,600,000	4,625,852
Commercial Mortgage Trust Series 2013-CR10 Class A1 08/10/46	1.278%	1,468,814	1,468,717
Series 2013-CR7 Class A1 03/10/46	0.716%	2,641,595	2,636,138
Series 2013-LC6 Class A1 01/10/46	0.724%	1,699,054	1,695,079
Series 2014-CR19 Class A1 08/10/47	1.415%	5,594,581	5,601,113
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A1 08/15/46	1.260%	3,777,086	3,776,777
Series 2014-C19 Class A1 04/15/47	1.266%	4,163,913	4,164,396
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17 Class A1 08/15/47	1.551%	1,157,053	1,162,709

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WF-RBS Commercial Mortgage Trust Series 2012-C8 Class A1 08/15/45	0.864%	7,332,831	7,327,336
Series 2014-C20 Class A1 05/15/47	1.283%	3,853,098	3,855,319
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $40,807,189)			40,953,212

Asset-Backed Securities — Non-Agency 25.9%

ARI Fleet Lease Trust(b) Series 2014-A Class A2 11/15/22	0.810%	787,914	787,000
Series 2016-A Class A2 07/15/24	1.820%	6,960,000	6,993,131
Academic Loan Funding Trust Series 2012-1A Class A1(a)(b) 12/27/22	1.288%	1,786,836	1,787,571
Access Group, Inc. Series 2004A Class A2(a) 04/25/29	0.975%	3,292,543	3,247,527
Ally Auto Receivables Trust Series 2015-1 Class A2 02/15/18	0.920%	2,329,756	2,329,764
Series 2016-2 Class A2 10/15/18	1.170%	6,500,000	6,505,548
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	5,683,000	5,696,181
Series 2014-5 Class A2 10/15/19	1.600%	10,850,000	10,867,267
Ally Master Owner Trust(a) Series 2013-3 Class A 09/15/18	1.001%	5,000,000	5,001,205
Series 2014-1 Class A1 01/15/19	0.951%	3,370,000	3,371,434
AmeriCredit Automobile Receivables Trust Series 2015-1 Class A2A 04/09/18	0.770%	142,431	142,419
Series 2015-3 Class A2A 01/08/19	1.070%	4,455,305	4,450,133
AmeriCredit Automobile Receivables Series 2016-1 Class A2A 06/10/19	1.520%	2,100,000	2,100,658
American Credit Acceptance Receivables Trust(b) Series 2015-2 Class A 06/12/19	1.570%	1,787,639	1,783,539
Series 2015-3 Class A 09/12/19	1.950%	1,924,639	1,919,757
Series 2016-1A Class A 05/12/20	2.370%	2,153,465	2,151,859

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(b)(c) Series 2016-3 Class A 11/12/20	1.700%	4,400,000	4,399,837
Ascentium Equipment Receivables LLC Series 2015-2A Class A2(b) 12/11/17	1.570%	6,171,210	6,175,405
Bank of the West Auto Trust Series 2015-1 Class A2A(b) 04/16/18	0.870%	2,005,867	2,005,677
Barclays Dryrock Issuance Trust Series 2014-1 Class A(a) 12/16/19	0.841%	7,500,000	7,500,080
CCG Receivables Trust(b) Series 2014-1 Class A2 11/15/21	1.060%	2,348,167	2,346,118
Series 2015-1 Class A2 11/14/18	1.460%	7,745,325	7,738,756
CIT Equipment Collateral Series 2014-VT1 Class A2(b) 05/22/17	0.860%	817,303	817,308
CNH Equipment Trust Series 2014-C Class A3 11/15/19	1.050%	8,771,947	8,754,390
Series 2015-B Class A2A 08/15/18	0.840%	735,884	734,959
Series 2015-B Class A3 07/15/20	1.370%	4,000,000	4,004,743
Series 2015-C Class A2A 12/17/18	1.100%	4,598,081	4,595,105
Series 2016-B Class A2A 10/15/19	1.310%	3,400,000	3,403,042
CNH Wholesale Master Note Trust Series 2013-2A Class A(a)(b) 08/15/19	1.081%	2,865,000	2,867,864
California Republic Auto Receivables Trust Series 2013-2 Class A2 03/15/19	1.230%	1,536,277	1,536,231
Series 2015-2 Class A2 02/15/18	0.880%	1,219,920	1,219,700
Series 2015-3 Class A2 07/16/18	1.140%	6,933,297	6,937,958
Series 2016-1 Class A2 12/17/18	1.500%	11,000,000	11,025,934
California Republic Auto Receivables Trust(b) Series 2015-4 Class A2 09/17/18	1.600%	1,941,488	1,946,799
Subordinated, Series 2012-1 Class B 01/16/18	1.760%	2,371,124	2,372,928
Capital Auto Receivables Asset Trust Series 2013-4 Class A3 03/20/18	1.090%	1,238,671	1,238,325
Series 2015-2 Class A1A 10/20/17	0.990%	2,011,183	2,008,912

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital Auto Receivables Asset Trust(a) Series 2015-2 Class A1B 10/20/17	0.887%	1,391,822	1,390,734
CarMax Auto Owner Trust Series 2013-3 Class A3 04/16/18	0.970%	965,844	965,743
Series 2015-3 Class A2A 11/15/18	1.100%	2,920,380	2,919,285
Chesapeake Funding II LLC(b) Series 2016-1A Class A1 03/15/28	2.110%	4,625,000	4,641,222
Series 2016-2A Class A1 06/15/28	1.880%	5,150,000	5,149,932
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.720%	382,975	384,155
Series 2014-1A Class A 03/07/26	0.890%	5,846,564	5,828,187
Conn's Receivables Funding LLC Series 2016-A Class A(b) 04/16/18	4.680%	2,165,548	2,165,777
DT Auto Owner Trust(b) Series 2015-2A Class A 09/17/18	1.240%	1,485,810	1,485,836
Series 2016-1A Class A 09/16/19	2.000%	4,201,847	4,202,750
Series 2016-2A Class A 08/15/19	1.730%	5,145,672	5,141,159
Dell Equipment Finance Trust(b) Series 2015-1 Class A2 07/24/17	1.010%	1,039,759	1,039,515
Series 2015-2 Class A2A 12/22/17	1.420%	2,000,000	2,000,825
Series 2016-1 Class A2 09/24/18	1.430%	1,800,000	1,798,540
Drive Auto Receivables Trust(b) Series 2015-DA Class A2A 06/15/18	1.230%	1,031,489	1,031,356
Series 2015-DA Class A3 12/17/18	1.590%	4,000,000	4,000,833
Series 2016-AA Class A2A 03/15/18	1.500%	2,376,903	2,376,809
Series 2016-BA Class A2 08/15/18	1.380%	5,420,000	5,418,457
Enterprise Fleet Financing LLC(b) Series 2014-1 Class A2 09/20/19	0.870%	1,712,236	1,708,951
Series 2014-2 Class A2 03/20/20	1.050%	2,873,843	2,862,029
Series 2015-1 Class A2 09/20/20	1.300%	10,535,027	10,512,693
Series 2015-2 Class A2 02/22/21	1.590%	5,656,640	5,655,299

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-2 Class A2 02/22/22	1.740%	2,825,000	2,822,577
Exeter Automobile Receivables Trust(b) Series 2014-2A Class A 08/15/18	1.060%	298,159	298,054
Series 2014-3A Class A 01/15/19	1.320%	1,132,946	1,130,287
Series 2015-1A Class A 06/17/19	1.600%	1,505,029	1,503,270
Series 2015-2A Class A 11/15/19	1.540%	3,138,116	3,126,143
Series 2015-3A Class A 03/16/20	2.000%	3,978,334	3,963,592
Series 2016-1A Class A 07/15/20	2.350%	3,246,718	3,241,950
First Investors Auto Owner Trust(b) Series 2014-3A Class A2 11/15/18	1.060%	237,155	237,072
Series 2015-1A Class A3 11/16/20	1.710%	2,570,000	2,563,666
Series 2015-2A Class A1 12/16/19	1.590%	5,343,616	5,348,540
Ford Credit Floorplan Master Owner Trust A Series 2012-2 Class 2 01/15/19	1.920%	3,970,000	3,985,801
Series 2014-1 Class A1 02/15/19	1.200%	4,440,000	4,439,944
GE Dealer Floorplan Master Note Trust Series 2014-1 Class A(a) 07/20/19	0.867%	5,000,000	4,991,252
GM Financial Automobile Leasing Trust Series 2015-1 Class A2 12/20/17	1.100%	4,101,506	4,102,435
Harley-Davidson Motorcycle Trust Series 2015-1 Class A2A 01/15/19	0.800%	1,174,724	1,174,164
Series 2015-2 Class A3 03/16/20	1.300%	5,210,000	5,209,734
Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A 12/10/27	1.024%	3,537,447	3,539,637
Series 2014-1 Class A 04/10/28	0.874%	5,766,695	5,769,110
Series 2015-1 Class A 07/10/29	1.044%	7,289,218	7,305,957
John Deere Owner Trust Series 2015-B Class A2 06/15/18	0.980%	2,652,934	2,650,894
MMAF Equipment Finance LLC(b) Series 2015-AA Class A2 09/18/17	0.960%	840,039	839,282
Series 2016-AA Class A1 05/15/17	0.750%	1,929,731	1,929,147

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York City Tax Lien Trust(b) Series 2015-A Class A 11/10/28	1.340%	1,952,721	1,943,376
New York City Tax Lien Trust(b)(c)(d) Series 2016-A Class A 11/10/29	1.470%	2,800,000	2,799,631
OneMain Direct Auto Receivables Trust Series 2016-1A Class A(b) 01/15/21	2.040%	1,850,000	1,848,537
Prestige Auto Receivables Trust(b) Series 2015-1 Class A2 02/15/19	1.090%	374,308	374,172
Series 2016-1A Class A3 06/15/20	1.990%	3,250,000	3,262,357
SLM Private Education Loan Trust(a)(b) Series 2013-A Class A1 08/15/22	1.081%	4,762,180	4,760,829
Series 2013-B Class A1 07/15/22	1.131%	5,877,002	5,866,130
Series 2013-C Class A1 02/15/22	1.331%	3,184,638	3,187,822
Series 2014-A Class A1 07/15/22	1.081%	737,922	737,362
SLM Student Loan Trust(a) Series 2006-1 Class A4 07/25/19	0.805%	3,433,026	3,421,157
Series 2012-6 Class A2 09/25/19	0.768%	610,006	609,608
SMB Private Education Loan Trust(a)(b) Series 2015-B Class A1 02/15/23	1.181%	2,470,008	2,470,436
Series 2016-A Class A1 05/15/23	1.181%	3,211,803	3,211,808
Series 2016-B Class A1 11/15/23	1.135%	3,650,000	3,650,000
Santander Drive Auto Receivables Trust Series 2015-3 Class A2A 09/17/18	1.020%	1,011,514	1,010,862
Series 2015-4 Class A2A 12/17/18	1.200%	4,559,226	4,553,760
Series 2016-2 Class A2A 07/15/19	1.380%	2,775,000	2,773,320
SoFi Professional Loan Program LLC(b) Series 2016-B Class A2A 03/25/31	1.680%	9,564,004	9,562,155
Series 2016-C Class A2A 05/25/31	1.480%	3,500,000	3,498,633
SunTrust Auto Receivables Trust Series 2015-1A Class A2(b) 06/15/18	0.990%	3,359,427	3,357,657
TCF Auto Receivables Owner Trust(b) Series 2015-1A Class A2 08/15/18	1.020%	3,082,430	3,081,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-2A Class A2 01/15/19	1.640%	2,317,564	2,316,173
Volkswagen Auto Lease Trust Series 2015-A Class A2A 06/20/17	0.870%	2,130,308	2,130,302
Volvo Financial Equipment LLC Series 2016-1A Class A2(b) 10/15/18	1.440%	2,100,000	2,100,523
Westlake Automobile Receivables Trust(b) Series 2015-2A Class A2A 07/16/18	1.280%	2,619,777	2,615,689
Series 2016-1A Class A2A 01/15/19	1.820%	6,417,549	6,416,274
Wheels SPV 2 LLC(b) Series 2014-1A Class A2 03/20/23	0.840%	1,984,863	1,983,581
Series 2015-1A Class A2 04/22/24	1.270%	4,093,944	4,099,924
World Omni Automobile Lease Securitization Trust Series 2015-A Class A2A 05/15/18	1.060%	4,225,460	4,222,277
World Omni Automobile Lease Securitization Trust(a) Series 2016-A Class A2B 02/15/19	0.889%	4,525,000	4,525,000
Total Asset-Backed Securities — Non-Agency (Cost: $381,928,152)			382,008,353

U.S. Treasury Obligations 6.0%

U.S. Treasury 10/31/16	0.375%	43,400,000	43,406,781
01/31/17	0.875%	44,280,000	44,378,612
Total U.S. Treasury Obligations (Cost: $87,739,967)			87,785,393

U.S. Government & Agency Obligations 7.0%

Federal Farm Credit Banks(a) 06/11/18	0.519%	3,925,000	3,918,053
06/18/18	0.682%	9,265,000	9,275,386
10/22/18	0.552%	16,755,000	16,710,231
02/25/19	0.758%	24,735,000	24,789,021
Federal Home Loan Mortgage Corp. 03/08/17	1.000%	43,000,000	43,121,905
Federal National Mortgage Association(a) 08/26/16	0.510%	6,000,000	6,000,451
Total U.S. Government & Agency Obligations (Cost: $103,761,779)			103,815,047

Foreign Government Obligations 2.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CANADA 2.1%
Province of Nova Scotia 01/26/17	5.125%	10,000,000	10,207,450
Province of Ontario 12/15/17	3.150%	10,000,000	10,311,920
Province of Quebec 11/14/16	5.125%	10,000,000	10,126,200
Total			30,645,570
Total Foreign Government Obligations (Cost: $30,580,787)			30,645,570

Municipal Bonds 0.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.3%
University of California Revenue Bonds Taxable Series 2011Y-1(a) 07/01/41	0.967%	5,000,000	5,001,200
ILLINOIS 0.4%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/17	5.365%	5,000,000	5,108,050
Total Municipal Bonds (Cost: $10,083,521)			10,109,250

Money Market Funds 6.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.439%(e)(f)	100,312,375	100,312,375
Total Money Market Funds (Cost: $100,312,375)		100,312,375
Total Investments (Cost: $1,484,695,429)		1,486,267,966
Other Assets & Liabilities, Net		(13,907,620)
Net Assets		1,472,360,346

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $328,571,204 or 22.32% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2016, the value of these securities amounted to $2,799,631, which represents 0.19% of net assets.

(e)  The rate shown is the seven-day current annualized yield at July 31, 2016.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	71,337,227	1,093,536,355	(1,064,561,207)	100,312,375	268,895	100,312,375

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	724,134,672	—	724,134,672
Residential Mortgage-Backed Securities — Agency	—	345,853	—	345,853
Residential Mortgage-Backed Securities — Non-Agency	—	6,158,241	—	6,158,241
Commercial Mortgage-Backed Securities — Non-Agency	—	40,953,212	—	40,953,212
Asset-Backed Securities — Non-Agency	—	379,208,722	2,799,631	382,008,353
U.S. Treasury Obligations	87,785,393	—	—	87,785,393
U.S. Government & Agency Obligations	—	103,815,047	—	103,815,047
Foreign Government Obligations	—	30,645,570	—	30,645,570
Municipal Bonds	—	10,109,250	—	10,109,250
Investments measured at net asset value
Money Market Funds	—	—	—	100,312,375
Total Investments	87,785,393	1,295,370,567	2,799,631	1,486,267,966

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,384,383,054)	$1,385,955,591
Affiliated issuers (identified cost $100,312,375)	100,312,375
Total investments (identified cost $1,484,695,429)	1,486,267,966
Receivable for:
Investments sold	837
Capital shares sold	6,013,907
Dividends	29,538
Interest	4,195,161
Expense reimbursement due from Investment Manager	86
Trustees' deferred compensation plan	59,659
Total assets	1,496,567,154
Liabilities
Due to custodian	349
Payable for:
Investments purchased	11,982,697
Investments purchased on a delayed delivery basis	7,199,468
Capital shares purchased	3,829,154
Dividend distributions to shareholders	1,099,619
Management services fees	10,012
Other expenses	25,850
Trustees' deferred compensation plan	59,659
Total liabilities	24,206,808
Net assets applicable to outstanding capital stock	$1,472,360,346
Represented by
Paid-in capital	$1,498,873,786
Excess of distributions over net investment income	(155,124)
Accumulated net realized loss	(27,930,853)
Unrealized appreciation (depreciation) on:
Investments	1,572,537
Total — representing net assets applicable to outstanding capital stock	$1,472,360,346
Shares outstanding	163,421,699
Net asset value per share	$9.01

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$268,895
Interest	12,777,482
Total income	13,046,377
Expenses:
Management services fees	3,611,713
Compensation of board members	41,001
Audit fees	27,780
Legal fees	10,802
Total expenses	3,691,296
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(83,758)
Total net expenses	3,607,538
Net investment income	9,438,839
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,436,171)
Net realized loss	(3,436,171)
Net change in unrealized appreciation (depreciation) on:
Investments	5,847,180
Net change in unrealized appreciation	5,847,180
Net realized and unrealized gain	2,411,009
Net increase in net assets resulting from operations	$11,849,848

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations
Net investment income	$9,438,839	$6,031,272
Net realized gain (loss)	(3,436,171)	347,586
Net change in unrealized appreciation (depreciation)	5,847,180	(848,079)
Net increase in net assets resulting from operations	11,849,848	5,530,779
Distributions to shareholders
Net investment income	(9,508,316)	(6,031,234)
Total distributions to shareholders	(9,508,316)	(6,031,234)
Decrease in net assets from capital stock activity	(49,161,602)	(272,945,627)
Total decrease in net assets	(46,820,070)	(273,446,082)
Net assets at beginning of year	1,519,180,416	1,792,626,498
Net assets at end of year	$1,472,360,346	$1,519,180,416
Excess of distributions over net investment income	$(155,124)	$(189,846)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	93,609,529	842,162,488	98,244,384	883,570,711
Distributions reinvested	93,397	840,333	43,948	395,275
Redemptions	(99,165,225)	(892,164,423)	(128,629,269)	(1,156,911,613)
Total decrease	(5,462,299)	(49,161,602)	(30,340,937)	(272,945,627)
Total net decrease	(5,462,299)	(49,161,602)	(30,340,937)	(272,945,627)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

CMG ULTRA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$9.00	$9.00		$8.99	$9.01	$9.02
Income from investment operations:
Net investment income	0.06	0.03		0.04	0.07	0.08
Net realized and unrealized gain (loss)	0.01	(0.00	)(a)	0.01	(0.02)	0.00 (a)
Total from investment operations	0.07	0.03		0.05	0.05	0.08
Less distributions to shareholders from:
Net investment income	(0.06)	(0.03)		(0.04)	(0.07)	(0.09)
Total distributions to shareholders	(0.06)	(0.03)		(0.04)	(0.07)	(0.09)
Net asset value, end of period	$9.01	$9.00		$9.00	$8.99	$9.01
Total return	0.77%	0.37%		0.52%	0.55%	0.93%
Ratios to average net assets(b)
Total gross expenses	0.26%	0.26%		0.26%	0.26%	0.26%
Total net expenses(c)	0.25%	0.25%		0.25%	0.25%	0.25%
Net investment income	0.65%	0.37%		0.40%	0.76%	0.93%
Supplemental data
Net assets, end of period (in thousands)	$1,472,360	$1,519,180		$1,792,626	$1,836,456	$1,365,792
Portfolio turnover	82%	62%		68%	67%	66%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, affiliated funds, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund's prospectus for further details, including applicable investment minimums.

Fund Shares

The Trust may issue an unlimited number of shares (without par value), which are offered continuously at net asset value.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Annual Report 2016
21

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund's management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all operating costs and expenses of the Fund (other than the expenses described below or in the Fund's

Annual Report 2016
22

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund's average net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2016, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.25% of the Fund's average daily net assets.

Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$104,199
Accumulated net realized loss	109,500
Paid-in capital	(213,699)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2016
23

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$9,508,316	$6,031,234

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,004,154
Capital loss carryforwards	(27,930,203)
Net unrealized appreciation	1,571,887

At July 31, 2016, the cost of investments for federal income tax purposes was $1,484,696,079 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,879,215
Unrealized depreciation	(307,328)
Net unrealized appreciation	$1,571,887

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	2,249,159
2018	1,023,617
2019	11,369,928
No expiration — short-term	5,015,515
No expiration — long-term	8,271,984
Total	27,930,203

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2016, $213,699 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,125,990,954 and $1,153,364,311, respectively, for the year ended July 31, 2016, of which $211,555,497 and $202,040,004, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with

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24

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, one unaffiliated shareholder of record owned 92.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price.

Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring

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CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
26

CMG ULTRA SHORT TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to CMG Ultra Short Term Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the fifty-sixth, sixty-first and sixtieth percentile (where the best performance would be in the first percentile) of its category

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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

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35

CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
36

CMG ULTRA SHORT TERM BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
37

CMG Ultra Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/institutional. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/institutional

ANN103_07_F01_(09/16)

ANNUAL REPORT

July 31, 2016

COLUMBIA U.S. SOCIAL BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA U.S. SOCIAL BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Board Consideration and Approval of Management Agreement and Subadvisory Agreement	42
Important Information About This Report	47

Annual Report 2016

COLUMBIA U.S. SOCIAL BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia U.S. Social Bond Fund (the Fund) Class A shares returned 6.60% excluding sales charges, for the 12-month period that ended July 31, 2016. Class Z shares of the Fund returned 6.86% for the same time period.

■  The Fund slightly underperformed its benchmark, the Barclays Municipal Bond Index, which returned 6.94% during the 12-month period.

■  The Fund's performance versus its benchmark was aided by its above-benchmark duration positioning during a period when market interest rates were declining, as well as by an overweight to BBB securities as lower-quality securities generally outperformed during the period. A default by a wood pellet manufacturer and the Fund's cash position acted as constraints on relative return.

Average Annual Total Returns (%) (for period ended July 31, 2016)

	Inception	1 Year	Life
Class A	03/26/15
Excluding sales charges		6.60	4.56
Including sales charges		3.37	2.21
Class C	03/26/15
Excluding sales charges		5.80	3.85
Including sales charges		4.80	3.85
Class R4	03/26/15	6.87	4.82
Class R5	03/26/15	6.82	4.77
Class Z	03/26/15	6.86	4.82
Barclays Municipal Bond Index		6.94	4.97

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Effective August 24, 2016, the Barclays Municipal Bond Index was rebranded as the Bloomberg Barclays Municipal Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA U.S. SOCIAL BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 26, 2015 – July 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Social Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA U.S. SOCIAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 6.60% excluding sales charges during the 12-month period that ended July 31, 2016. Class Z shares of the Fund returned 6.86% for the same time period. The Fund slightly underperformed its benchmark, the Barclays Municipal Bond Index, which returned 6.94% during the same time period. A default by a wood pellet manufacturer and the Fund's cash position acted as constraints on relative return.

Market Overview

The U.S. municipal bond market produced a gain during the past year. The combination of low-single-digit economic growth and investor confidence in the U.S. Federal Reserve's ability to maintain its low-rate policy led to a meaningful decline in yields (and a corresponding rise in prices). Municipal bonds outperformed U.S. Treasuries, thanks in part to a highly favorable balance of supply and demand in the market. Mutual fund cash flows provided a steady source of demand, with positive inflows for 40 consecutive weeks as of the close of the period. During that interval alone, inflows into municipal bond funds totaled over $40 billion. Insurance companies and banks were active buyers, as well. Supply was also robust, but almost half of the new issuance came from refunding deals — rather than new issuance — as issuers sought to take advantage of the cost savings from refinancing older, higher coupon debt. We expect refunding activity can continue at a solid pace given the low level of interest rates. However, municipalities remained reluctant to commit to new long-term capital projects due to the continued slow growth in the U.S. economy, which helped cap new-issue supply.

The strength of state and local finances throughout the United States, with the notable exceptions of New Jersey, Illinois, the City of Chicago, and Puerto Rico, further aided municipals' performance. Long-term securities generally produced higher returns than shorter term issues, leading to a flattening of the yield curve. Lower quality bonds outpaced their higher quality counterparts, as investors' enthusiasm for risk fueled a reach for yield.

Contributors and Detractors

The Fund was focused on investing initial capital in an environment where attractive supply was somewhat limited. Due to the social and environmental impact focus of the Fund, there are natural overweights to sectors like healthcare, housing, education and water/sewer. The strongest contribution to Fund performance came from overweight exposure to bonds with longer dated calls, as additional duration was beneficial in a market where rates were declining. An overweight to the hospital sector also contributed to relative performance. In particular, the Fund's weighting to A and BBB rated hospitals helped drive outperformance versus the benchmark as credit spreads tightened. Security selection within almost all sectors outperformed the benchmark, principally driven by the lower quality positioning of the portfolio. Lower quality debt delivered the best results due to the elevated demand for higher yielding investments, with bonds rated A and BBB outpacing those rated AAA and A.

Portfolio Management

James Dearborn

Chad Farrington, CFA

Tom Murphy, CFA

Portfolio Breakdown (%) (at July 31, 2016)
Corporate Bonds & Notes	9.6
Floating Rate Notes	3.6
Money Market Funds	4.7
Municipal Bonds	82.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2016)
AAA rating	9.1
AA rating	33.1
A rating	23.6
BBB rating	26.5
BB rating	1.9
Not rated	5.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016
5

COLUMBIA U.S. SOCIAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The Fund may invest significantly in issuers within a particular sector which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for information on these and other risks.

On the downside, the default of a Louisiana-based wood pellet manufacturing facility detracted from performance. Wood pellets are considered to be a "carbon-neutral" source of energy and are deployed by electric utilities seeking to comply with renewable energy mandates. The Fund's somewhat elevated cash position was also a drag on performance as the municipal market rallied.

The Fund had a small U.S. Treasury short position that was put on prior to the late-June United Kingdom referendum on leaving the European Union. This position was taken as a hedge against the portfolio's overall above-benchmark positioning with respect to duration and corresponding interest rate sensitivity. The Treasury short detracted from performance as Treasury yields declined following the "Brexit" vote.

Fund Positioning

The Fund's strategy continues to be to create a diversified portfolio with a competitive yield while maintaining overall portfolio duration near that of the benchmark in this low rate environment. The market environment continues to be challenging for investors with market interest rates near historical lows, credit spreads tight, and investor demand outstripping market supply. At period end, the Fund maintained a slightly longer duration positioning given our interest rate outlook and focus on increasing the Fund's yield. Due to limited opportunities in lower quality credits, the Fund generally focused purchases on higher quality securities.

Annual Report 2016
6

COLUMBIA U.S. SOCIAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2016 – July 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.00	1,020.84	4.10	4.07	0.81
Class C	1,000.00	1,000.00	1,030.00	1,017.11	7.87	7.82	1.56
Class R4	1,000.00	1,000.00	1,034.30	1,022.08	2.83	2.82	0.56
Class R5	1,000.00	1,000.00	1,034.00	1,021.88	3.03	3.02	0.60
Class Z	1,000.00	1,000.00	1,035.20	1,022.08	2.83	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisors, LLC (the Investment Manager) and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until November 30, 2016, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses, subject to applicable exclusions, will not exceed 0.95% for Class A, 1.70% for Class C, 0.70% for Class R4 and 0.70% for Class Z. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive certain fees and/or reimburse certain Fund expenses so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. If this voluntary arrangement, which may be revised or discontinued at any time, had not been in place for six months ended July 31, 2016, the actual expenses paid would have been $4.80 for Class A, $8.58 for Class C, $3.54 for Class R4 and $3.54 for Class Z; and the hypothetical expenses paid would have been $4.77 for Class A, $8.52 for Class C, $3.52 for Class R4 and $3.52 for Class Z.

Annual Report 2016
7

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 82.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 2.9%
Alabama Special Care Facilities Financing Authority Refunding Revenue Bonds Children's Hospital of Alabama Series 2015 06/01/27	5.000%	250,000	310,425
Butler County Board of Education Refunding Revenue Bonds Series 2015 (AGM) 07/01/26	5.000%	250,000	306,455
Calhoun County Board of Education Special Tax School Warrants Series 2016 (BAM) 02/01/29	5.000%	250,000	306,537
Total			923,417
ARIZONA 2.2%
Industrial Development Authority of the County of Pima (The) Refunding Revenue Bonds American Leadership Academy Series 2015(a) 06/15/35	5.375%	250,000	265,193
La Paz County Industrial Development Authority Revenue Bonds Charter School Solutions — Harmony Public Series 2016 02/15/36	5.000%	100,000	112,253
Pinal County Union High School District No. 82 Casa Grande Unlimited General Obligation Refunding Bonds Series 2015 (AGM) 07/01/26	5.000%	250,000	313,212
Total			690,658
ARKANSAS 0.9%
Springdale Public Facilities Board Revenue Bonds Arkansas Children's Northwest Series 2016 03/01/36	4.000%	250,000	276,435
CALIFORNIA 10.2%
California Municipal Finance Authority Refunding Revenue Bonds Community Medical Centers Series 2015A 02/01/22	5.000%	215,000	254,672
Harbor Regional Center Project Series 2015 11/01/24	5.000%	250,000	313,102

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California School Finance Authority(a) Refunding Revenue Bonds Aspire Public Schools Series 2016 08/01/36	5.000%	250,000	289,630
Revenue Bonds Green Dot Public School Project Series 2015A 08/01/25	4.000%	250,000	274,778
California Statewide Communities Development Authority Refunding Revenue Bonds Adventist Health System West Series 2015 03/01/25	5.000%	250,000	316,320
Revenue Bonds Loma Linda University Medical Center Series 2014 12/01/34	5.250%	250,000	288,625
City of Riverside Sewer Refunding Revenue Bonds Series 2015A 08/01/21	5.000%	250,000	298,388
Jurupa Unified School District Unlimited General Obligation Bonds Series 2015A 08/01/23	5.000%	225,000	282,170
Monterey Regional Waste Management Authority Revenue Bonds Series 2015B AMT(b) 04/01/21	4.000%	250,000	279,898
Pajaro Valley Water Management Agency Refunding Revenue Bonds Series 2015 (AGM) 03/01/22	5.000%	250,000	301,162
West Kern Community College District Unlimited General Obligation Refunding Bonds Series 2015A (AGM) 11/01/24	5.000%	250,000	317,767
Total			3,216,512
COLORADO 1.0%
Colorado Health Facilities Authority Refunding Revenue Bonds Parkview Medical Center Series 2015B 09/01/26	5.000%	250,000	305,453
CONNECTICUT 0.9%
State of Connecticut Clean Water Fund-State Revolving Fund Revenue Bonds Green Bonds Series 2015A 03/01/19	5.000%	250,000	278,103

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DISTRICT OF COLUMBIA 1.9%
District of Columbia Refunding Revenue Bonds Children's Hospital Series 2015 07/15/23	5.000%	250,000	310,377
Friendship Public Charter School Series 2016 06/01/41	5.000%	250,000	284,773
Total			595,150
FLORIDA 2.7%
City of Tallahassee Revenue Bonds Tallahassee Memorial Healthcare, Inc. Project Series 2016 12/01/55	5.000%	250,000	290,672
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Inc. Projects Series 2015(a) 06/15/25	5.000%	250,000	261,100
School District of Broward County Refunding Certificate of Participation Series 2016A 07/01/32	5.000%	250,000	308,325
Total			860,097
GEORGIA 2.6%
Cedartown Polk County Hospital Authority Revenue Bonds RAC Series 2016 07/01/39	5.000%	250,000	295,452
Georgia Housing & Finance Authority Refunding Revenue Bonds Series 2015A-2 AMT(b) 06/01/20	2.000%	500,000	512,460
Total			807,912
GUAM 0.9%
Guam Government Waterworks Authority(c) Refunding Revenue Bonds Series 2014A 07/01/35	5.000%	150,000	171,351
Revenue Bonds Series 2016 07/01/36	5.000%	100,000	116,958
Total			288,309

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
IDAHO 1.7%
Idaho Health Facilities Authority Refunding Revenue Bonds Madison Memorial Hospital Series 2016 09/01/28	5.000%	250,000	295,390
Idaho Housing & Finance Association Revenue Bonds Series 2015A-1 07/01/25	3.200%	230,000	249,251
Total			544,641
ILLINOIS 4.5%
Chicago Transit Authority Refunding Revenue Bonds Series 2015 06/01/21	5.000%	250,000	287,012
City of Chicago Waterworks Revenue Bonds 2nd Lien Series 2014 11/01/32	4.000%	250,000	266,455
Cook County Community High School District No. 212 Leyden Revenue Bonds Series 2016C (BAM) 12/01/34	5.000%	250,000	292,060
Illinois Housing Development Authority Revenue Bonds Series 2016A 10/01/36	3.450%	250,000	259,363
Metropolitan Water Reclamation District of Greater Chicago Green Unlimited General Obligation Bonds Series 2016E 12/01/33	5.000%	250,000	307,392
Total			1,412,282
INDIANA 2.8%
Indiana Finance Authority Taxable Revenue Bonds Series 2016A 07/01/27	2.816%	250,000	259,078
Ivy Tech Community College Refunding Revenue Bonds Student Fee Series 2015T 07/01/24	5.000%	250,000	313,642
Northern Indiana Commuter Transportation District Revenue Bonds Series 2016 07/01/32	5.000%	250,000	307,082
Total			879,802

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
KENTUCKY 0.8%
Kentucky Housing Corp. Taxable Refunding Revenue Bonds Series 2016A 07/01/31	3.499%	250,000	262,298
LOUISIANA 0.9%
Louisiana Public Facilities Authority Refunding Revenue Bonds Ochsner Clinic Foundation Series 2016 05/15/34	5.000%	100,000	121,016
Louisiana Public Facilities Authority(a)(b)
Revenue Bonds Louisiana Pellets, Inc. Project Series 2015 AMT 07/01/24	7.000%	250,000	144,840
Total			265,856
MAINE 0.8%
Maine State Housing Authority Revenue Bonds Series 2016A 11/15/35	3.300%	250,000	256,240
MARYLAND 3.7%
Maryland Economic Development Corp. Revenue Bonds Purple Line Light Rail Project Series 2016 AMT(b) 03/31/36	5.000%	250,000	304,302
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/23	5.000%	250,000	302,210
The John Hopkins Health System Series 2015 05/15/19	5.000%	250,000	280,215
University of Maryland Medical System
Series 2015 07/01/19	4.000%	250,000	271,998
Total			1,158,725
MASSACHUSETTS 2.7%
Massachusetts Development Finance Agency Refunding Revenue Bonds South Shore Hospital Series 2016I 07/01/31	5.000%	250,000	305,107
Revenue Bonds Green Bonds — Boston Medical Center Series 2015 07/01/44	5.000%	250,000	290,792

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Housing Finance Agency Refunding Revenue Bonds Series 2016-181 12/01/36	3.600%	250,000	260,773
Total			856,672
MICHIGAN 0.9%
Michigan Finance Authority Revenue Bonds Local Government Loan Program-Detroit Series 2015 07/01/32	5.000%	250,000	296,843
MINNESOTA 2.9%
Dakota County Community Development Agency Refunding Revenue Bonds Series 2015B 01/01/21	5.000%	250,000	295,770
Revenue Bonds Sanctuary at West St. Paul Project Series 2015 08/01/30	5.750%	100,000	105,302
Northwest Multi-County Housing & Redevelopment Authority Refunding Revenue Bonds Pooled Housing Program Series 2015 07/01/24	4.000%	250,000	254,537
St. Cloud Housing & Redevelopment Authority Taxable Revenue Bonds Sanctuary St. Cloud Project Series 2016(d) 08/01/36	6.000%	250,000	249,988
Total			905,597
MISSISSIPPI 1.9%
Biloxi Public School District Revenue Bonds Trust Certificates Series 2016 (BAM) 04/01/29	5.000%	250,000	309,210
City of Gulfport Unlimited General Obligation Refunding Bonds Water & Sewer Series 2015 07/01/21	5.000%	250,000	295,535
Total			604,745
MISSOURI 0.8%
Missouri Housing Development Commission Revenue Bonds 1st Place Homeownership Loan Project Series 2015 11/01/27	3.250%	230,000	246,348

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEBRASKA 0.9%
Nebraska Investment Finance Authority Single Family Housing Revenue Bonds Series 2015 (GNMA/FNMA) 09/01/30	3.450%	250,000	266,348
NEVADA 1.0%
Las Vegas Valley Water District Limited General Obligation Refunding Bonds Water Improvement Series 2016A 06/01/41	5.000%	250,000	307,393
NEW MEXICO 0.9%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2015 08/01/21	5.000%	250,000	296,395
NEW YORK 8.3%
Build NYC Resource Corp. Revenue Bonds Series 2015 07/01/28	5.000%	250,000	306,197
Housing Development Corp. Refunding Revenue Bonds Series 2015A-1 11/01/18	1.150%	250,000	251,153
Sustainable Neighborhood Series 2015S 05/01/26	3.400%	500,000	543,310
Metropolitan Transportation Authority Refunding Revenue Bonds Series 2015D-1 11/15/26	5.000%	250,000	318,460
Revenue Bonds Green Bonds Series 2016A-1 11/15/33	5.000%	250,000	308,885
Onondaga Civic Development Corp. Refunding Revenue Bonds Community College Housing Bonds Series 2015 10/01/23	5.000%	250,000	301,217
State of New York Mortgage Agency Refunding Revenue Bonds Series 2016-196 AMT(b) 10/01/35	3.650%	250,000	262,125

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Local Development Corp. Refunding Revenue Bonds Westchester Medical Center Series 2016 11/01/34	5.000%	250,000	300,433
Total			2,591,780
OHIO 3.0%
American Municipal Power, Inc. Green Revenue Bonds Meldahl Hydroelectric Project Series 2016 02/15/27	5.000%	250,000	315,150
City of Cleveland Water Pollution Control Revenue Bonds Green Bonds Series 2016 11/15/41	5.000%	250,000	301,540
Columbus City School District Unlimited General Obligation Refunding Bonds School Facilities Construction & Improvement Series 2016(d) 12/01/32	5.000%	250,000	312,467
Total			929,157
PENNSYLVANIA 3.6%
Capital Region Water Refunding Revenue Bonds Series 2016A (BAM) 07/15/29	5.000%	250,000	310,000
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/22	5.000%	250,000	287,183
Pennsylvania Turnpike Commission Refunding Subordinated Revenue Bonds Mass Transit Projects Series 2016A-1 12/01/41	5.000%	200,000	234,316
Redevelopment Authority of the City of Philadelphia Refunding Revenue Bonds Series 2015A 04/15/28	5.000%	250,000	298,362
Total			1,129,861
RHODE ISLAND 0.9%
Rhode Island Housing & Mortgage Finance Corp. Refunding Revenue Bonds Homeownership Opportunity Series 2015 AMT(b) 10/01/25	3.550%	250,000	267,315

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
SOUTH CAROLINA 1.9%
SCAGO Educational Facilities Corp. for Colleton School District Refunding Revenue Bonds Series 2015 12/01/20	5.000%	250,000	288,305
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter School District Projects Series 2016 (BAM) 12/01/26	5.000%	250,000	310,365
Total			598,670
TENNESSEE 1.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds Vanderbilt University Medical Center Series 2016 07/01/31	5.000%	250,000	308,575
Tennessee Housing Development Agency Revenue Bonds Series 2015-1C 01/01/22	2.450%	245,000	256,684
Total			565,259
TEXAS 6.8%
Arlington Higher Education Finance Corp. Revenue Bonds Harmony Public Schools Series 2016A 02/15/31	5.000%	250,000	311,182
Austin Community College District Public Facility Corp. Refunding Revenue Bonds Series 2015 08/01/19	5.000%	250,000	279,863
Cotulla Independent School District Unlimited General Obligation Bonds School Building Series 2015 02/15/19	5.000%	250,000	276,963
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Texas Children's Hospital Series 2015 10/01/21	5.000%	250,000	298,537
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds Cardinal Bay, Inc. — Village on the Park Series 2016 07/01/46	5.000%	50,000	56,644

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Antonio Independent School District Unlimited General Obligation Refunding Bonds Series 2015 (Permenant School Fund Guarantee) 02/15/22	5.000%	250,000	303,467
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Cook Children's Medical Center Series 2014 12/01/39	5.000%	280,000	328,916
Texas State Technical College Refunding Revenue Bonds Improvements Series 2016 (AGM) 10/15/30	4.000%	250,000	283,602
Total			2,139,174
WASHINGTON 1.6%
Energy Northwest Wind Project Refunding Revenue Bonds Series 2015 07/01/29	4.000%	250,000	279,185
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	200,000	207,032
Total			486,217
WEST VIRGINIA 0.8%
West Virginia Housing Development Fund Refunding Revenue Bonds Series 2015A AMT(b) 11/01/18	1.500%	250,000	253,453
WISCONSIN 0.8%
Public Finance Authority Revenue Bonds FFAH NC & MO Portfolio Series 2015 12/01/35	4.750%	250,000	265,483
Total Municipal Bonds (Cost: $24,951,908)			26,028,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Corporate Bonds & Notes 9.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 1.6%
Bank of America Corp. Green Bond 05/12/18	1.950%	250,000	251,633
Morgan Stanley Green Bond 12/07/18	2.200%	250,000	252,789
Total			504,422
ELECTRIC 0.8%
NextEra Energy Capital Holdings, Inc. 06/01/17	1.586%	250,000	250,799
FOOD AND BEVERAGE 0.7%
ConAgra Foods, Inc. 01/25/23	3.200%	196,000	204,535
LIFE INSURANCE 0.9%
Five Corners Funding Trust(a) 11/15/23	4.419%	250,000	271,541
MEDIA AND ENTERTAINMENT 2.5%
Scripps Networks Interactive, Inc. 06/15/20	2.800%	500,000	508,316
Time Warner, Inc. 03/15/20	4.875%	250,000	277,751
Total			786,067
PHARMACEUTICALS 0.8%
AbbVie, Inc. 05/14/18	1.800%	250,000	252,020
TECHNOLOGY 0.8%
Apple, Inc. Green Bond 02/23/23	2.850%	250,000	263,912
WIRELINES 1.6%
AT&T, Inc. 06/30/22	3.000%	250,000	259,256
Verizon Communications, Inc. 11/01/22	2.450%	250,000	255,843
Total			515,099
Total Corporate Bonds & Notes (Cost: $2,959,068)			3,048,395

Floating Rate Notes 3.6%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
MICHIGAN 1.2%
Michigan State Housing Development Authority Revenue Bonds VRDN Series 2008A (JPMorgan Chase Bank) AMT(b)(e)(f) 10/01/37	0.620%	395,000	395,000
NEW YORK 2.4%
New York City Water & Sewer System Revenue Bonds VRDN Series 2010 (U.S. Bank)(e)(f) 06/15/43	0.400%	250,000	250,000
State of New York Mortgage Agency Revenue Bonds VRDN Series 2006-139 (JPMorgan Chase Bank) AMT(b)(e)(f) 10/01/37	0.440%	500,000	500,000
Total			750,000
Total Floating Rate Notes (Cost: $1,145,000)			1,145,000
Money Market Funds 4.8%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, Agency Shares, 0.180%(g)	1,497,226	1,497,226
Total Money Market Funds (Cost: $1,497,226)		1,497,226
Total Investments (Cost: $30,553,202)		31,719,221
Other Assets & Liabilities, Net		(320,466)
Net Assets		31,398,755

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

At July 31, 2016, cash totaling $9,450 was pledged as collateral.

Investments in Derivatives

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(7)	USD	(931,328)	09/2016	—	(23,310)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At July 31, 2016, the value of these securities amounted to $1,507,082 or 4.80% of net assets.

(b)  Income from this security may be subject to alternative minimum tax.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2016, the value of these securities amounted to $288,309 or 0.92% of net assets.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Variable rate security.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(g)  The rate shown is the seven-day current annualized yield at July 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMT  Alternative Minimum Tax

BAM  Build America Mutual Assurance Co.

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

RAC  Revenue Anticipation Certificate

VRDN  Variable Rate Demand Note

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	26,028,600	—	26,028,600
Corporate Bonds & Notes	—	3,048,395	—	3,048,395
Floating Rate Notes	—	1,145,000	—	1,145,000
Money Market Funds	1,497,226	—	—	1,497,226
Total Investments	1,497,226	30,221,995	—	31,719,221
Derivatives
Liabilities
Futures Contracts	(23,310)	—	—	(23,310)
Total	1,473,916	30,221,995	—	31,695,911

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

Assets
Investments, at value
(identified cost $30,553,202)	$31,719,221
Margin deposits	9,450
Receivable for:
Investments sold	5,041
Capital shares sold	75,905
Interest	232,640
Expense reimbursement due from Investment Manager	261
Prepaid expenses	299
Trustees' deferred compensation plan	3,890
Total assets	32,046,707
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	543,724
Capital shares purchased	2,591
Dividend distributions to shareholders	52,059
Variation margin	3,391
Management services fees	487
Distribution and/or service fees	26
Transfer agent fees	242
Chief compliance officer expenses	1
Other expenses	41,541
Trustees' deferred compensation plan	3,890
Total liabilities	647,952
Net assets applicable to outstanding capital stock	$31,398,755
Represented by
Paid-in capital	$30,272,403
Excess of distributions over net investment income	(1,657)
Accumulated net realized loss	(14,700)
Unrealized appreciation (depreciation) on:
Investments	1,166,019
Futures contracts	(23,310)
Total — representing net assets applicable to outstanding capital stock	$31,398,755

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2016

Class A
Net assets	$2,901,180
Shares outstanding	278,155
Net asset value per share	$10.43
Maximum offering price per share(a)	$10.75
Class C
Net assets	$238,357
Shares outstanding	22,851
Net asset value per share	$10.43
Class R4
Net assets	$10,432
Shares outstanding	1,000
Net asset value per share	$10.43
Class R5
Net assets	$72,677
Shares outstanding	6,966
Net asset value per share	$10.43
Class Z
Net assets	$28,176,109
Shares outstanding	2,701,296
Net asset value per share	$10.43

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Net investment income
Income:
Dividends	$809
Interest	577,283
Total income	578,092
Expenses:
Management services fees	136,682
Distribution and/or service fees
Class A	2,077
Class C	422
Transfer agent fees
Class A	129
Class C	7
Class R5	22
Class Z	1,992
Compensation of board members	16,427
Custodian fees	16,235
Printing and postage fees	17,336
Registration fees	66,331
Audit fees	29,748
Legal fees	560
Offering costs	56,676
Chief compliance officer expenses	11
Other	9,073
Total expenses	353,728
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(217,320)
Total net expenses	136,408
Net investment income	441,684
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,822)
Net realized loss	(4,822)
Net change in unrealized appreciation (depreciation) on:
Investments	1,208,091
Futures contracts	(23,310)
Net change in unrealized appreciation	1,184,781
Net realized and unrealized gain	1,179,959
Net increase in net assets resulting from operations	$1,621,643

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015(a)
Operations
Net investment income	$441,684	$61,570
Net realized loss	(4,822)	(9,878)
Net change in unrealized appreciation (depreciation)	1,184,781	(42,072)
Net increase in net assets resulting from operations	1,621,643	9,620
Distributions to shareholders
Net investment income
Class A	(14,420)	(22)
Class C	(396)	(6)
Class R4	(187)	(31)
Class R5	(805)	(29)
Class Z	(427,709)	(61,306)
Total distributions to shareholders	(443,517)	(61,394)
Increase in net assets from capital stock activity	10,232,273	17,540,130
Total increase in net assets	11,410,399	17,488,356
Net assets at beginning of year	19,988,356	2,500,000
Net assets at end of year	$31,398,755	$19,988,356
Undistributed (excess of distributions over) net investment income	$(1,657)	$176

(a) Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	287,239	2,947,532	—	—
Distributions reinvested	1,380	14,260	—	—
Redemptions	(11,464)	(118,097)	—	—
Net increase	277,155	2,843,695	—	—
Class C shares
Subscriptions	21,847	226,123	—	—
Distributions reinvested	30	315	1	6
Redemptions	(27)	(282)	—	—
Net increase	21,850	226,156	1	6
Class R5 shares
Subscriptions	5,905	60,000	—	—
Distributions reinvested	61	623	—	—
Net increase	5,966	60,623	—	—
Class Z shares
Subscriptions	694,458	7,105,050	1,761,135	17,540,000
Distributions reinvested	869	9,011	12	124
Redemptions	(1,178)	(12,262)	—	—
Net increase	694,149	7,101,799	1,761,147	17,540,124
Total net increase	999,120	10,232,273	1,761,148	17,540,130

(a) Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class A	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment income	0.17	0.02
Net realized and unrealized gain (loss)	0.48	(0.06)
Total from investment operations	0.65	(0.04)
Less distributions to shareholders:
Net investment income	(0.16)	(0.02)
Total distributions to shareholders	(0.16)	(0.02)
Net asset value, end of period	$10.43	$9.94
Total return	6.60%	(0.38%)
Ratios to average net assets(b)
Total gross expenses	1.72%	1.72	%(c)
Total net expenses(d)	0.81%	0.80	%(c)
Net investment income	1.72%	0.67	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,901	$10
Portfolio turnover	26%	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class C	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment income	0.09	0.01
Net realized and unrealized gain (loss)	0.48	(0.06)
Total from investment operations	0.57	(0.05)
Less distributions to shareholders:
Net investment income	(0.08)	(0.01)
Total distributions to shareholders	(0.08)	(0.01)
Net asset value, end of period	$10.43	$9.94
Total return	5.80%	(0.54%)
Ratios to average net assets(b)
Total gross expenses	2.47%	2.47	%(c)
Total net expenses(d)	1.56%	1.45	%(c)
Net investment income	0.93%	0.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$238	$10
Portfolio turnover	26%	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment income	0.19	0.03
Net realized and unrealized gain (loss)	0.49	(0.06)
Total from investment operations	0.68	(0.03)
Less distributions to shareholders:
Net investment income	(0.19)	(0.03)
Total distributions to shareholders	(0.19)	(0.03)
Net asset value, end of period	$10.43	$9.94
Total return	6.87%	(0.29%)
Ratios to average net assets(b)
Total gross expenses	1.47%	1.47	%(c)
Total net expenses(d)	0.56%	0.55	%(c)
Net investment income	1.83%	0.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$10
Portfolio turnover	26%	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment income	0.19	0.03
Net realized and unrealized gain (loss)	0.48	(0.06)
Total from investment operations	0.67	(0.03)
Less distributions to shareholders:
Net investment income	(0.18)	(0.03)
Total distributions to shareholders	(0.18)	(0.03)
Net asset value, end of period	$10.43	$9.94
Total return	6.82%	(0.31%)
Ratios to average net assets(b)
Total gross expenses	1.51%	1.52	%(c)
Total net expenses(d)	0.60%	0.60	%(c)
Net investment income	1.85%	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$73	$10
Portfolio turnover	26%	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment income	0.19	0.04
Net realized and unrealized gain (loss)	0.49	(0.07)
Total from investment operations	0.68	(0.03)
Less distributions to shareholders:
Net investment income	(0.19)	(0.03)
Total distributions to shareholders	(0.19)	(0.03)
Net asset value, end of period	$10.43	$9.94
Total return	6.86%	(0.29%)
Ratios to average net assets(b)
Total gross expenses	1.48%	1.47	%(c)
Total net expenses(d)	0.56%	0.55	%(c)
Net investment income	1.85%	1.14	%(c)
Supplemental data
Net assets, end of period (in thousands)	$28,176	$19,949
Portfolio turnover	26%	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

Note 1. Organization

Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased on or after August 8, 2016 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to August 8, 2016, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Annual Report 2016
27

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and

Annual Report 2016
28

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	23,310	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016
29

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2016:

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(23,310)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	151,743

*Based on the daily outstanding amounts for the year ended July 31, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2016
30

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective December 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.54% as the Fund's net assets increase. Prior to December 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended July 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.57% of the Fund's average daily net assets. For the period from August 1, 2015 through November 30, 2015, the investment advisory services fee paid to the Investment Manager was $33,567, and the administrative services fee paid to the Investment Manager was $4,699.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2016, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

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31

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

For the year ended July 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.01%
Class C	0.01
Class R4	0.01
Class R5	0.05
Class Z	0.01

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $11,261 for Class A shares for the year ended July 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through November 30, 2016
Class A	0.95%
Class C	1.70
Class R4	0.70
Class R5	0.60
Class Z	0.70

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund's net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2016
32

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

At July 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions, derivative investments and principal and/or interest of fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2016	2015
Ordinary income	$46,676	$8,074
Tax-exempt income	396,841	53,320
Total	$443,517	$61,394

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	55,426
Capital loss carryforwards	(38,010)
Net unrealized appreciation	1,168,488

At July 31, 2016, the cost of investments for federal income tax purposes was $30,550,733 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,273,660
Unrealized depreciation	(105,172)
Net unrealized appreciation	$1,168,488

The following capital loss carryforwards, determined at July 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	38,010

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,643,609 and $5,517,222, respectively, for the year ended July 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended July 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At July 31, 2016, affiliated shareholders of record owned 91.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large

Annual Report 2016
33

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Social Impact Risk

Social impact investing may increase risk due to the limitations and constraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA U.S. SOCIAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia U.S. Social Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Social Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2016

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35

COLUMBIA U.S. SOCIAL BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Exempt-Interest Dividends	89.48%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2016
36

COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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37

COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
38

COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
39

COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

175

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedle.com/us.

Annual Report 2016
40

COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
41

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia U.S. Social Bond Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).

In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Agreements;

•  The subadvisory fees to be charged, if any, to the Investment Manager under the Subadvisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

Annual Report 2016
42

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. The Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser's compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager's rationale for recommending the continuation of the Subadvisory Agreement, and the process for monitoring the Subadviser's ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed

Annual Report 2016
43

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)

a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the seventy-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons since inception.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently managing any assets under the Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

Annual Report 2016
44

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser's ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager's cost of compensating and overseeing the Fund's subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.

Annual Report 2016
45

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement.

Annual Report 2016
46

COLUMBIA U.S. SOCIAL BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia U.S. Social Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN262_07_F01_(09/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.  One series liquidated on January 29, 2016 and the fees incurred by this series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$131,500	$145,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$2,000	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2016 and July 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$29,500	$24,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed-upon procedures related to a fund liquidation and a final tax return.

During the fiscal years ended July 31, 2016 and July 31, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)                                 All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2016 and July 31, 2015 are approximately as follows:

2016	2015
$256,500	$251,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2016